CONTRIBUTION AGREEMENT


                                      Among


                       BARNET DULANEY EYE CENTER, P.L.L.C.


                             DAVID D. DULANEY, M.D.,


                             RONALD W. BARNET, M.D.,


                                 MARK ROSENBERG,


                          PRIME MEDICAL SERVICES, INC.,


                         PRIME MEDICAL OPERATING, INC.,


                            LASIK INVESTORS, L.L.C.,


                         PRIME/BDR ACQUISITION, L.L.C.,


                                       And


                         PRIME/BDEC ACQUISITION, L.L.C.



                             Dated September 1, 1999








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                             CONTRIBUTION AGREEMENT

         This Contribution Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among Prime Medical Operating, Inc., a Delaware corporation ("Prime"), Prime Medical Services, Inc. a Delaware corporation ("PMSI"), Barnet Dulaney Eye Center, P.L.L.C., an Arizona professional limited liability company ("BDEC"), LASIK Investors, L.L.C., a Delaware limited liability company ("LASIK"), David D. Dulaney, M.D. ("Dulaney"), Ronald W. Barnet, M.D. ("Barnet"), Mark Rosenberg ("Rosenberg"), Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Newco I") and Prime/BDEC Acquisition, L.L.C., a Delaware limited liability company ("Newco II"). BDEC, LASIK, Dulaney, Barnet and Rosenberg are also sometimes referred to collectively herein as the "Sellers" and individually as a "Seller."

         The parties hereto agree as follows:

                                                     ARTICLE I

                                          Agreement of Purchase and Sale

         1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, (a) Prime agrees to purchase, as of the Effective Time, from BDEC, an undivided sixty percent (60%) interest in (i) the Assets (as hereinafter defined) and (ii) the business conducted using the Assets, excluding the practice of medicine in all cases (the "Business"), for $8,807,000 in cash (the "Purchase Price), together with warrants, in substantially the form attached hereto as Exhibit A (the "Primary Warrants"), entitling BDEC to purchase 29,356 shares of $0.01 par value common stock of PMSI, at one hundred ten percent (110%) of PMSI's closing share price as quoted by NASDAQ on the Closing Date;
(b) Prime agrees to contribute to Newco II, as of the Effective Time, the undivided sixty percent (60%) interest in the Assets and Business purchased by Prime, and will receive a sixty percent (60%) ownership interest in Newco II;
(c) BDEC agrees to contribute, as of the Effective Time, the remaining undivided forty percent (40%) interest in the Assets and Business to Newco II; (d) Prime shall acquire, as of the Effective Time, a sixty percent (60%) ownership interest in Newco I; and (e) LASIK shall acquire, as of the Effective Time, a forty percent (40%) interest in Newco I. The Purchase Price will be allocated to the Assets in accordance with Schedule 1.1 attached hereto. The parties agree that:

     (w) immediately prior to the Closing, all of the outstanding membership interests of Newco I shall be owned by LASIK, and, immediately after the Closing, Prime shall own sixty percent (60%) of all of the outstanding membership interests of Newco I, and LASIK shall own forty percent (40%) of all of the outstanding membership interests of Newco I;

     (x) immediately prior to the Closing, all of the outstanding membership interests of Newco II shall be owned by BDEC, and, immediately after the Closing, Prime shall own sixty percent (60%) of all of the outstanding membership interests of Newco II, and BDEC shall own forty percent (40%) of all of the outstanding membership interests of Newco II;

     (y) prior to the Effective Time, Prime and LASIK shall have executed the limited liability company agreement, in the form attached hereto as Exhibit B, and any other organizational documents of Newco I. ---------

     (z) prior to the Effective Time, Prime and BDEC shall have executed the limited liability company agreement, in the form attached hereto as Exhibit C, and any other organizational documents of Newco II; and ---------

         The organizational documents of Newco I and Newco II are hereinafter collectively referred to as the "Organizational Documents."

     1.2 Closing. The closing of the transactions contemplated by Section 1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date." -------

         1.3 Assets.  The term "Assets"  shall mean the items listed on Schedule
1.3 attached hereto, all Permits (as hereinafter defined), all business records of Refractive Surgery (as hereinafter defined) and the Business (as hereinafter defined), all contract rights of BDEC under leases (including rights to receive returns of deposits under such leases) or contracts listed on Schedule 1.3 and all of the business and goodwill of Refractive Surgery and the Business. Each of the Sellers hereby represents and warrants that the Assets include all of the equipment, instruments, computer software used in connection with the equipment, Permits, personal property, furniture, business records and other assets of BDEC that are used primarily in or are materially relied on for the conduct of Refractive Surgery and the Business, except for those items that are part of the ambulatory surgery center. As used in this Agreement, "Refractive Surgery" shall mean, collectively, any current and/or future surgical procedures intended to correct myopia, hyperopia or astigmatism of the eye, excluding procedures aimed only at restoring accommodation (presbyopia) and procedures to treat only cataracts, glaucoma, oculoplastics or retinal abnormality. Notwithstanding the foregoing, the following shall not be "Assets" and shall be retained by BDEC:

     (a) all activities that constitute the practice of medicine;

     (b) the books of account and record books of BDEC (complete and accurate copies of which, insofar as they relate to the Business during the calendar years 1997, 1998 and 1999, shall be provided to Prime on or before the Closing
Date);

     (c) BDEC's rights under this Agreement;

     (d) assets that are neither used primarily in, nor materially relied on for, the conduct of Refractive Surgery;

     (e) that single certain laser currently being leased to a physician group in Memphis, Tennessee, and any interest existing on the Closing Date that BDEC may have in the current or future profits of the facility utilizing such laser; and
     (f) BDEC's ownership interest in Newco II.

         1.4 Assumed Liabilities. At the Closing, Newco II shall only assume, as of the Effective Time, lease or contract obligations of BDEC arising under lease agreements assigned to Newco II pursuant to Section 1.3 and those liabilities set forth on Schedule 1.4 by item and amount. Such limited assumption shall be pursuant to that certain general conveyance, assignment and transfer of assets and assumption of lease obligations, attached hereto as Exhibit D (the "Assignment and Assumption Agreemen ) to be executed by Newco II, Prime and BDEC at the Closing, effective as of the Effective Time. With respect to any lease or other contract obligations reflected on Schedule 1.3 and assumed by Newco II, it is agreed that Newco II will only be assuming obligations thereunder which accrue after the Effective Time, and will have no responsibility whatsoever for any breaches or defaults which occurred prior to the later of the Effective Time or the Closing Date, or for obligations accruing prior to the Effective Time. Except for those liabilities and contract and lease obligations specifically assumed by Newco II as provided above, any and all debts, liabilities, and obligations of BDEC, whether known or unknown, absolute, contingent or otherwise (including, but not limited to, federal, state, and local taxes, any sales taxes, use taxes and property taxes, any taxes arising from the transactions contemplated by this Agreement and any liabilities arising from any litigation or civil, criminal or regulatory proceeding involving or related to BDEC or its business) shall remain the sole responsibility of BDEC. Notwithstanding any provision of this Agreement, Newco I, Newco II and Prime do not assume any debts, obligations or liabilities of BDEC whatsoever, except for those liabilities and contract and lease obligations described in the first sentence of this Section.

     1.5 Payment of Purchase Price. The Purchase Price shall be paid in immediately available funds at the Closing. -------------------------

                                  ARTICLE II t"

               Representations and Warranties of Prime and PMSI t"

         Prime and PMSI each, jointly and severally, represents and warrants to BDEC, LASIK, Dulaney, Barnet and Rosenberg that each of the following matters is true and correct in all respects as of the Closing (with the understanding that BDEC, LASIK, Dulaney, Barnet and Rosenberg are relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. PMSI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is a wholly-owned subsidiary of PMSI. The principal executive offices of PMSI and Prime are located at 1301 Capital of Texas Highway, Austin, Texas 78746. No other person or entity has any right to acquire any ownership interest in Prime. Complete and accurate copies of the Articles of Incorporation, Bylaws, and all amendments thereto, of PMSI and of Prime, have been delivered to Sellers. PMSI and Prime are qualified to do business and are in good standing in each state where such qualification is required for the conduct of its business as conducted on the Closing Date.

         2.2 Due Authorization. PMSI and Prime each have full power and authority to enter into and perform this Agreement and each Transaction Document (as hereinafter defined) required to be executed by it in connection herewith. The execution, delivery, and performance of this Agreement and such Transaction Documents have been duly authorized by all necessary action of PMSI, Prime and their respective directors and shareholders. This Agreement has been duly and validly executed and delivered by PMSI and Prime and constitutes a valid and binding obligation of each enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by PMSI or Prime does not (a) violate any federal, state, county, or local law, rule, or regulation applicable to it or its business (with the understanding and agreement that this representation does not apply to matters relating to the operation of Newco II or the Business on and after the Closing), (b) violate or conflict with, or permit the cancellation of, any agreement to which it is a party, or by which it or its properties are bound, or result in the creation of any lien, security interest, charge, or encumbrance upon any of such properties, (c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, PMSI or Prime, or (d) violate or conflict with any provision of the Articles of Incorporation or Bylaws of either. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by PMSI or Prime in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

         2.3 Financial Statements. The audited balance sheet and income statement for PMSI as of and for each of the years ended December 31, 1997 and 1998, and the unaudited balance sheets and income statements for PMSI as of and for the six (6) months ended June 30, 1999 (collectively, the "PMSI Financial Statements") are attached hereto as Exhibit E. The PMSI Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") (except as specifically noted therein or in Schedule 2.3) and fairly present the financial position and results of operations of PMSI, as of the indicated dates and for the indicated periods. Except as disclosed in Schedule 2.3 and except to the extent specifically and fully reflected in the PMSI Financial Statements (including the notes thereto), PMSI does not have any liabilities of a type that would be required by GAAP to be reflected as such in the PMSI Financial Statements (including the notes thereto) other than current liabilities on open account incurred in the ordinary course of business consistent with past practices. Except as set forth in
Schedule 2.3 hereto, since June 30, 1999 there has been no material adverse change in the financial position, assets or results of operations of PMSI.

         2.4 Permits, etc. To the best of PMSI's knowledge, PMSI, and each subsidiary or other entity for which greater than fifty percent (50%) of the outstanding voting equity interests are controlled by PMSI, directly or indirectly (collectively, the "PMSI Controlled Parties"), has complied in all material respects, and is in compliance in all material respects, with the terms and conditions of all issued or pending federal, state, county, and local governmental licenses, certificates, certificates of need, permits, waivers, filings and orders (collectively, "Permits") held or applied for by it in the conduct of its business. To PMSI's knowledge, no additional Permit is required from any federal, state, county, or local governmental agency or body thereof in connection with the conduct of the business (as such business has been conducted) of PMSI or any PMSI Controlled Party. No claim has been made by any governmental authority (and, to the knowledge of PMSI, no such claim has been threatened) to the effect that a Permit not possessed by PMSI or any PMSI Controlled Party is necessary in respect of the business of PMSI or such PMSI Controlled Party.

         2.5      Environmental Issues.

          (a) For purposes of this Section, the term "environmental laws" shall mean all laws and regulations relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, or release, of any pollutant, contaminant, chemical, or industrial toxic or hazardous substance or waste, and any order related thereto.

          (b) PMSI, and each PMSI Controlled Party, has complied in all material respects with and obtained all authorizations and made all filings required by all environmental laws applicable to its business.

                  (c) Neither PMSI nor any PMSI Controlled Party has received any notice from the United States Environmental Protection Agency that it is a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act ("Superfund Notice"), any citation from any federal, state or local governmental authority for non-compliance with its requirements with respect to air, water or environmental pollution, or the improper storage, use or discharge of any hazardous waste, other waste or other substance or other material ("Citations") pertaining to its business or any written notice from any private party alleging any such non-compliance; and there are no pending or unresolved Superfund Notices, Citations or written notices from private parties alleging any such non-compliance.

         2.6 Claims and Proceedings. Attached hereto as Schedule 2.6 is a list and description of all claims, actions, suits, proceedings, and investigations pending against PMSI or any PMSI Controlled Party, at law or in equity, or before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality. Except as set forth on Schedule 2.6 attached hereto, none of such claims, actions, suits, proceedings, or investigations will result in any liability or loss to PMSI or such PMSI Controlled Party which (individually or in the aggregate) is material, and neither PMSI nor any PMSI Controlled Party has been, or is now, subject to any order, judgment, decree, stipulation, or consent of any court, governmental body, or agency. No inquiry, action, or proceeding has been asserted, instituted or threatened against either PMSI or Prime to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         2.7 Taxes. All federal, foreign, state, county, and local income, gross receipts, excise, property, franchise, license, sales, use, withholding, and other tax (collectively, "Taxes") returns, reports, and declarations of estimated tax (collectively, "Returns") which were required to be filed by PMSI or any PMSI Controlled Party on or before the date hereof have been filed within the time (including any applicable extensions) and in the manner provided by law, and all such Returns are true and correct in all material respects and accurately reflect the Tax liabilities of PMSI or such PMSI Controlled Party. All Taxes, assessments, penalties, and interest which have become due by PMSI pursuant to such Returns have been paid or adequately accrued in the PMSI Financial Statements. The provisions for Taxes reflected on the balance sheet contained in the PMSI Financial Statements are adequate to cover all of PMSI's estimated Tax liabilities for the respective periods then ended and all prior periods. As of the Closing Date, PMSI will not owe any Taxes for any period prior to the Closing which are not reflected on the PMSI Financial Statements, except for Taxes attributable to the operations of PMSI between the date of the PMSI Financial Statements and the Closing Date. PMSI has not executed any presently effective waiver or extension of any statute of limitations against assessments and collection of Taxes. There are no pending or threatened claims, assessments, notices, proposals to assess, deficiencies, or audits (collectively, "Tax Actions") against PMSI or any PMSI Controlled Party with respect to any Taxes owed or allegedly owed by such party. There are no tax liens on any of the assets of PMSI or any PMSI Controlled Party. Proper and accurate amounts have been withheld and remitted by PMSI and each PMSI Controlled Party from and in respect of all persons from whom either is required by applicable law to withhold for all periods in compliance with the tax withholding provisions of all applicable laws and regulations. PMSI is not a party to any tax sharing agreement.

         2.8 Certain Consents. Except as set forth on Schedule 2.8 attached hereto, there are no consents, waivers, or approvals required to be executed and/or obtained by PMSI or Prime from third parties in connection with the execution, delivery, and performance of this Agreement or any of the other contracts, documents, instruments and agreements to be executed and delivered at the Closing, including, without limitation, those set forth in, or delivered pursuant to, ARTICLE V hereof and the Target Center Loan Documents (all of which are collectively referred to as the "Transaction Documents").

     2.9 Brokers. Neither PMSI nor Prime has engaged, or caused any liability to be incurred to, any finder, broker, or sales agent (or has paid, or will pay, any finders fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby. ------- 2.10 Interest in Competitors, Suppliers, and Customers. Except as set forth on Schedule

     2.10 attached hereto, neither PMSI nor any PMSI Controlled Party, and to the knowledge of PMSI no officer, director or employee of PMSI or any PMSI Controlled Party, has any ownership interest (other than ownership of securities of a publicly held corporation or other entity constituting less than five percent (5%) of that class of outstanding securities) in any competitor, customer or supplier of the -------------------------------------------------
------------- Refractive Surgery business.

     2.11 Warranties. Except as set forth on Schedule 2.11 attached hereto, no claims for breach of product or service warranties have been made against PMSI or any PMSI Controlled Party since January 1, 1996. ---------- -------------

     2.12 No Defaults. Neither PMSI nor Prime is aware of any breach or default by the other of any of the representations, warranties, covenants or agreements contained herein. -----------

         2.13     Investment Representations.  Each of PMSI and Prime:

     (a) Is an "accredited investor," and has not retained or consulted with any "purchaser representative" (as such terms are defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act")) in connection with its execution of this Agreement and the consummation of the transactions contemplated hereby;

     (b) Has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in Newco I and Newco II;

                  (c) Will acquire any Newco I or Newco II interests for its own account for investment and not with the view toward resale or redistribution in a manner which would require registration under the Securities Act, the Texas Securities Act, as amended, or the securities laws of any other state, and has no reason to anticipate any change in its circumstances or other particular occasion or event which would cause it to sell its Newco I or Newco II interests, or any part thereof or interest therein, and has no present intention of dividing the Newco I and Newco II interests with others or reselling or otherwise disposing of the Newco I and Newco II interests or any part thereof or interest therein either currently or after the passage of a fixed or determinable amount of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance;

                  (d) In connection with entering into this Agreement and the Transaction Documents to which each is a party, and in making the investment decisions associated therewith, has neither received nor relied on any representations or warranties from Newco I, Newco II, Sellers, the affiliates of the foregoing or the officers, directors, shareholders, employees, partners, members, agents, consultants, personnel or similarly related parties of any of the foregoing, other than those representations and warranties contained in this Agreement;

     (e) Is able to bear the economic risk of an investment in the Newco I and Newco II interests and it has sufficient net worth to sustain a loss of its entire investment without material economic hardship if such a loss should occur; and

     (f) Acknowledges that the Newco I and Newco II interests have not been registered under the Securities Act, or the securities laws of any of the states of the United States, that an investment in the Newco I and Newco II interests involves a high degree of risk, and that the Newco I and Newco II interests are an illiquid investment.
                                                   ARTICLE III "

 Representations and Warranties of BDEC, LASIK, Dulaney, Barnet and Rosenberg "

     Each of BDEC and LASIK, jointly and severally, hereby represents and warrants to Prime and PMSI that each of the following matters is true and correct in all respects. With respect to representations and warranties by the Sellers, each of Dulaney, Barnet and Rosenberg, severally, and not jointly, hereby makes such representations or warranties only about or with respect to himself. Each representation and warranty contained in this ARTICLE shall survive the Closing and shall be deemed made as of both the Closing Date and the Effective Time (with the understanding that Prime and PMSI are relying materially on each such representation and warranty in entering into and performing this Agreement).

         3.1 Due Organization. BDEC is an Arizona professional limited liability company, and LASIK is a Delaware limited liability company. Each of BDEC and LASIK is duly organized, validly existing, and in good standing under the laws of its state of formation, and each has full power and authority to carry on its business as now conducted and as proposed to be conducted. Dulaney, Barnet, Scott A. Perkins, M.D. ("Perkins"), and Robert B. Pinkert, O.D. ("Pinkert") are the only members of BDEC, and each owns that percentage of BDEC set forth opposite his name on Schedule 3.1(a). Dulaney, Barnet, Rosenberg, Perkins and Pinkert are the only members of LASIK, and each owns that percentage of LASIK set forth opposite his name on Schedule 3.1(a). Immediately prior to the Closing, BDEC is the sole, one hundred percent (100%) owner of all of the outstanding ownership interests in Newco II, and LASIK is the sole, one hundred percent (100%) owner of all of the outstanding ownership interests in Newco I. Except as expressly provided in this Agreement, as of the Closing Date, no other person or entity has any right to acquire any ownership interest in BDEC or LASIK. As of the Closing Date, there is only one class or designation of membership interests in each of BDEC and LASIK. Complete and correct copies of the organizational documents, and all amendments thereto, of BDEC and LASIK have been delivered to Prime. BDEC is qualified to do business and is in good standing in the states set forth on Schedule 3.1(b) attached hereto, which states represent every jurisdiction where such qualification is required for the conduct of BDEC's business as conducted on the Closing Date.

     3.2 Subsidiaries. Except as set forth on Schedule 3.2, neither BDEC nor LASIK directly or indirectly has (or possesses any options or other rights to acquire) any subsidiaries or any direct or indirect ownership interests in any person, business, corporation, partnership, limited liability company, association, joint venture, trust, or other entity. ------------ ------------

         3.3 Due Authorization. Each Seller has full power and authority to enter into and perform this Agreement and each other Transaction Document required to be executed by such Seller in connection herewith. The execution, delivery, and performance of this Agreement and such Transaction Documents have been duly authorized by all necessary action of BDEC, LASIK, and all of their respective managers and members. This Agreement has been duly and validly executed and delivered by the Sellers and constitutes a valid and binding obligation of the Sellers enforceable against them in accordance with its terms. The execution, delivery, and performance of this Agreement, and each other Transaction Document required herein to be executed by the Sellers does not (a) violate any federal, state, county, or local law, rule, or regulation applicable to the Sellers, the Sellers' business or the Assets (with the understanding and agreement that this representation does not apply to matters relating to the operation of Newco II or the Business on and after the Closing), (b) violate or conflict with, or permit the cancellation of, any agreement to which any of the Sellers is a party, or by which any Seller or its properties are bound, or result in the creation of any lien, security interest, charge, or encumbrance upon any of such properties, (c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, BDEC, or (d) violate or conflict with any provision of the organizational documents of either BDEC or LASIK. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by any of the Sellers in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).


         3.4 Financial Statements. The unaudited income statement for the Business for the six months ended June 30, 1999 (the "BDEC Financial Statements") is attached hereto as Exhibit F. The BDEC Financial Statements have been prepared on the accrual basis of accounting and fairly and accurately represent the results of operations of the Business for such six month period. Except as set forth in Schedule 3.4 hereto, since June 30, 1999, there has been no material adverse change in the financial position, assets or results of operations of the Business. For each of the calendar years 1997 and 1998, and for the six months ended June 30, 1999, Exhibit F also contains a list of the total number of Refractive Surgery procedures performed by BDEC, and related charges, adjustments, collections and procedures, during the respective periods, including subtotals reflecting the numbers of each type of procedure, and a separate listing of the percentage of procedures done at any location other than at 4800 North 22nd Street, Phoenix, Arizona 85016. Each of the Sellers represents and warrants that Exhibit F fairly represents the number and location of Refractive Surgery procedures performed by BDEC, and related charges, adjustments, collections and procedures, for the indicated periods.


         3.5  Conduct  of  Business;  Certain  Actions.  Except  as set forth on
Schedule 3.5 attached hereto, since June 30, 1999, BDEC has conducted the Business and operations of the Business in the ordinary course and consistent with its past practices and has not, with respect to or in a manner affecting the Business (a) purchased, retired, or redeemed any membership interest from any Seller, (b) increased the compensation of any of the employees, agents, contractors, vendors or other parties, except for wage and salary increases made in the ordinary course of business and consistent with the past practices of BDEC, (c) made capital expenditures exceeding $10,000 individually or $25,000 in the aggregate, (d) sold any asset (or any group of related assets) in any transaction (or series of related transactions) in which the purchase price or book value for such asset (or group of related assets) exceeded $10,000, (e) discharged or satisfied any lien or encumbrance or paid any obligation or liability, absolute or contingent, other than current liabilities incurred and paid in the ordinary course of business, (f) made or guaranteed any loans or advances to any party whatsoever, (g) suffered or permitted any lien, security interest, claim, charge, or other encumbrance to arise or be granted or created against or upon any of its assets, real or personal, tangible or intangible, (h) canceled, waived, or released any of BDEC's debts, rights, or claims against third parties, (i) made any change in its method of accounting, (j) made, entered into, amended, or terminated any written employment contract, created, made, amended, or terminated any bonus, stock option, pension, retirement, profit sharing, or other employee benefit plan or arrangement, or withdrawn from any "multi-employer plan" (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) so as to create any liability under ERISA (as hereinafter defined) to any person or entity, (k) amended, terminated or experienced a termination of any material contract, agreement, lease, franchise, or license to which it is a party, (l) entered into any other material transactions except in the ordinary course of business, (m) entered into any contract, commitment, agreement, or understanding to do any acts described in the foregoing clauses
(a)-(l) of this Section, (n) suffered any material damage, destruction, or loss (whether or not covered by insurance) to any assets, (o) experienced any strike, slowdown, or demand for recognition by a labor organization by or with respect to any of its employees, or (p) experienced or effected any shutdown, slow-down, or cessation of any operations conducted by, or constituting part of, it.

         Each of LASIK, Newco I and Newco II were formed in contemplation of the transactions described in this Agreement, and none of them has conducted any business since its formation (except for the authorization of and entering into this Agreement and the Transaction Documents).

         3.6 Ownership of Assets; Licenses, Permits, etc. BDEC has good and marketable title to, or lessee's interest in, all of the Assets free and clear of all liens, security interests, claims and encumbrances of any kind whatsoever, including, without limitation, the Assets specifically set out on
Schedule 1.3. The Assets include all property and assets, real, personal and mixed, tangible and intangible, including leases and other contracts, which are, on the Closing Date, used primarily in, or materially relied on for, the operation of the Business as then conducted. The Assets are in good operating condition and repair, subject to ordinary wear and tear, taking into account the respective ages of the properties involved and are, on the Closing Date, adequate for the conduct of the Business as then conducted. Attached hereto as
Schedule 3.6 is a list and description of all Permits held or applied for by BDEC and used or relied on as of the Closing Date in connection with the Assets or the Business. To the best of its knowledge, BDEC has complied in all material respects, and BDEC is in compliance in all material respects, with the terms and conditions of any such Permits. To BDEC's knowledge, no additional Permit is required from any federal, state, county, or local governmental agency or body thereof in connection with the conduct of the Business on the Closing Date. No claim has been made by any governmental authority (and, to the knowledge of the Sellers, no such claim has been threatened) to the effect that a Permit not possessed by BDEC is necessary in respect of the Business on the Closing Date. All of the Permits noted on the attached Schedule 3.6 are freely assignable to, or may be acquired by, Prime and Newco II. In the event any such Permits are not assigned to Prime or Newco II, BDEC agrees to fully cooperate (at Newco II's expense) in any effort by Prime or Newco II to obtain a similar or replacement Permit.

         3.7      Environmental Issues.

     (a) For purposes of this Section, the term "environmental laws" shall mean all laws and regulations relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, or release, of any pollutant, contaminant, chemical, or industrial toxic or hazardous substance or waste, and any order related thereto, affecting the Assets or the Business.

     (b) BDEC has complied in all material respects with and obtained all authorizations and made all filings required by all environmental laws applicable to the Business. The properties occupied or used in the Business by BDEC have not been contaminated with any hazardous wastes, hazardous substances, or other hazardous or toxic materials in violation of any applicable environmental law, the violation of which could have a material adverse impact on the Business.

     (c) BDEC has not received any Superfund Notice, any Citation pertaining to its business or any written notice from any private party alleging any such non-compliance; and there are no pending or unresolved Superfund Notices, Citations or written notices from private parties alleging any such non-compliance.

     3.8 Intellectual Property Rights. There are no patents, trademarks, trade names, or copyrights used or relied on in the Business, and no applications therefor, owned by or registered in the name of BDEC or in which BDEC has any right, license, or interest. With respect to the Business, BDEC is not a party to any license agreement, either as licensor or licensee, with respect to any patents, trademarks, trade names, or copyrights. Except as set forth on Schedule 3.13, with respect to the ---------------------------- ------------- Business,
BDEC has not received any notice that it is infringing any patent, trademark, trade name, or copyright of others.

     3.9 Compliance with Laws. With respect to the Assets and the Business, to its knowledge, BDEC has complied in all material respects, and BDEC is in compliance in all material respects, with all federal, state, county, and local laws, rules, regulations and ordinances currently in effect. BDEC has not received any notice that a claim has been made or threatened by any governmental authority against BDEC to the effect that the Business fails to comply in any respect with any law, rule, -------------------- regulation, or ordinance.

         3.10 Insurance. Attached hereto as Schedule 3.10 is a list of all policies of fire, liability, business interruption, and other forms of insurance (including, without limitation, professional liability insurance) and all fidelity bonds held in relation to or applicable to the Business at any time within the past three (3) years, which schedule sets forth in respect of each such policy the policy name, policy number, carrier, term, type of coverage, deductible amount or self-insured retention amount, limits of coverage, and annual premium. To the knowledge of Sellers, no event directly relating to the Business has occurred which will result in a retroactive upward adjustment of premiums under any such policies or which is likely to result in any prospective upward adjustment in such premiums. Except as described on Schedule 3.10, there have been no material changes in the type of insurance coverage maintained by BDEC for the Business during the past three (3) years, including without limitation any change which has resulted in any period during which BDEC had no insurance coverage with respect to the Business. Except as described on Schedule 3.10, excluding insurance policies which have expired and been replaced, no insurance policy of BDEC related to the Business has been canceled within the last three (3) years and no threat has been made to cancel any such insurance policy of BDEC within such period.

         3.11 Employee Benefit Matters. Except as set forth on Schedule 3.11, BDEC does not maintain nor does it contribute nor is it required to contribute to any "employee welfare benefit plan" (as defined in section 3(1) of the Employee Retirement Income Security Act of 1974 (and any sections of the Code amended by it) and all regulations promulgated thereunder, as the same have from time to time been amended ("ERISA")) or any "employee pension benefit plan" (as defined in ERISA). Except as described on Schedule 3.11, BDEC does not presently maintain and has never maintained, or had any obligation of any nature to contribute to, a "defined benefit plan" within the meaning of the Code.

         3.12 Contracts and Agreements. Attached hereto as Schedule 3.12 is a list of all written or oral contracts, commitments, leases, and other agreements (including, without limitation, all promissory notes, loan agreements, and other evidences of indebtedness, mortgages, deeds of trust, security agreements, pledge agreements, service agreements, and similar agreements and instruments and all confidentiality agreements) that relate to or affect the Assets or the Business, to which BDEC is a party or by which BDEC or its properties are bound, pursuant to which the obligations thereunder of any party thereto are, or are contemplated as being, in respect of any such individual contracts, commitments, leases, or other agreements during any year during the term thereof, $25,000 or greater, or which are otherwise material to the Business (collectively the "Contracts" and individually, a "Contract"). BDEC is not and, to the best knowledge of Sellers, no other party thereto is in default (and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a default by BDEC or, to the best knowledge of Sellers, by any other party thereto) under any Contract. BDEC has not waived any material right under any Contract, and no consents or approvals (other than those obtained in writing and delivered to Prime prior to Closing) are required under any Contract in connection with the sale of the Assets or the consummation of the transactions contemplated hereby.

         3.13 Claims and Proceedings. Attached hereto as Schedule 3.13 is a list and description of all claims, actions, suits, proceedings, and investigations pending or threatened in writing against BDEC, at law or in equity, or before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality, which relate to or affect the Business or the Assets. Except as set forth on Schedule 3.13 attached hereto, none of such claims, actions, suits, proceedings, or investigations will result in any liability or loss to BDEC which (individually or in the aggregate) is material, and BDEC has not been, and BDEC is not now, subject to any order, judgment, decree, stipulation, or consent of any court, governmental body, or agency. No inquiry, action, or proceeding has been asserted, instituted, or threatened against BDEC to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.14 Taxes. All Returns which were required to be filed by BDEC on or before the date hereof have been filed within the time (including any applicable extensions) and in the manner provided by law, and all such Returns are true and correct in all material respects and accurately reflect the Tax liabilities of BDEC. All Taxes, assessments, penalties, and interest which have become due pursuant to such Returns have been paid or adequately accrued in the BDEC Financial Statements. The provisions for Taxes reflected on the balance sheet contained in the BDEC Financial Statements are adequate to cover all of BDEC's estimated Tax liabilities for the respective periods then ended and all prior periods; provided, however, that BDEC is not required to pay federal income taxes and, accordingly, has not made any allowance in the BDEC Financial Statements for any federal income taxes. As of the Closing Date, BDEC will not owe any Taxes for any period prior to the Closing which are not reflected on the BDEC Financial Statements, except for Taxes attributable to the operations of BDEC between the date of the BDEC Financial Statements and the Closing Date. BDEC has not executed any presently effective waiver or extension of any statute of limitations against assessments and collection of Taxes. There are no pending or threatened Tax Actions against BDEC with respect to any Taxes owed or allegedly owed by BDEC. There are no tax liens on any of the assets of BDEC. Proper and accurate amounts have been withheld and remitted by BDEC from and in respect of all persons from whom it is required by applicable law to withhold for all periods in compliance with the tax withholding provisions of all applicable laws and regulations. BDEC is not a party to any tax sharing agreement.

         3.15 Personnel. Attached hereto as Schedule 3.15 is a list of names and current annual rates of compensation of those individuals (the "Employees") who will be involved in the operation of the Business after the Effective Time pursuant to the Collocation Agreement (as hereinafter defined). Except as set forth on Schedule 3.15, there are no bonus, profit sharing, percentage compensation, company automobile, club membership, and other like benefits, if any, paid or payable by BDEC to any Employees from December 31, 1998 through the Closing Date. Schedule 3.15 attached hereto also contains a brief description of all material terms of employment agreements and confidentiality agreements with respect to the Business to which BDEC is a party and all severance benefits which any Employee or sales representative involved in the operation of the Business is or may be entitled to receive. BDEC has delivered to Prime accurate and complete copies of all such employment agreements, confidentiality agreements, and all other agreements, plans, and other instruments to which BDEC is a party and under which any Employees are entitled to receive benefits of any nature. The employee relations of BDEC are good and there is no pending or threatened (i) union organization campaign relating to BDEC, (ii) claims against BDEC or the Sellers by any Employees (other than those certain Workers' Compensation claims specifically described on Schedule 3.13), or (iii) presently anticipated terminations, resignations or retirements of any Employees. None of the Employees are represented by any labor union or organization. There is no unfair labor practice claim against BDEC before the National Labor Relations Board or any strike, labor dispute, work slowdown, or work stoppage pending or threatened against or involving BDEC.

         3.16 Business Relations. Sellers have no reason to believe and have not been notified that any supplier or customer of BDEC will cease or refuse to do business with BDEC or Newco II in the same manner as previously conducted with BDEC as a result of or within one (1) year after the consummation of the transactions contemplated hereby, to the extent such cessation or refusal might affect the Assets or the Business. BDEC has not received any notice of any disruption (including delayed deliveries or allocations by suppliers) in the availability of the materials or products used by BDEC.

     3.17 Agents. Except as set forth on Schedule 3.17 attached hereto, BDEC has not designated or appointed any person (other than BDEC's employees, officers and managers) or other entity to act for it or on its behalf with respect to the Business pursuant to any power of attorney or any agency which is presently in effect. ------ -------------

     3.18 Commission Sales Contracts. Except as disclosed in Schedule 3.18 attached hereto, BDEC does not employ or have any relationship, related to or arising out of the Assets or the Business, with any individual, corporation, partnership, or other entity whose compensation from BDEC is in whole or in part determined on a commission basis. -------------------------- -------------

     3.19 Certain Consents. Except as set forth on Schedule 3.19 attached hereto, there are no consents, waivers, or approvals required to be executed and/or obtained by any Sellers from third parties (including, without limitation, Perkins, Pinkert, or the spouses of Dulaney, Barnet, Perkins or Pinkert) in connection with the execution, delivery, and performance of this Agreement or any other Transaction Document. ---------------- -------------

     3.20 Brokers. No Seller has engaged, or caused any liability to be incurred to, any finder, broker, or sales agent (or has paid, or will pay, any finders fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby. -------

         3.21 Interest in Competitors, Suppliers, and Customers. Except as set forth on Schedule 3.21 attached hereto, no Seller or any affiliate of any Seller, and to the knowledge of Sellers no officer, manager or employee of BDEC or any affiliate of any officer, manager or employee of BDEC, has any ownership interest in any competitor, customer or supplier of the Business or any property used in the operation of the Business. For purposes of this Section, none of Barnet, Dulaney, Perkins or Pinkert, shall be considered, in his individual capacity, a competitor, customer, or supplier of the Business.

     3.22 Warranties. Except as set forth on Schedule 3.22, BDEC has not made any warranties or guarantees to third parties with respect to any products sold or services rendered by it related to the Assets or the Business. Except as set forth on Schedule 3.22 attached hereto, no claims for breach of product or service warranties related to the Assets or the Business have been made against BDEC since January 1, 1996. ---------- ------------- -------------

         3.23     Investment Representations.  Each Seller:

     (a) Is an "accredited investor," and has not retained or consulted with any "purchaser representative" (as such terms are defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act")) in connection with its execution of this Agreement and the consummation of the transactions contemplated hereby;

     (b) Has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in Newco I and/or Newco II;

                  (c) Will acquire any Newco I and/or Newco II interests for its own account for investment and not with the view toward resale or redistribution in a manner which would require registration under the Securities Act, the Texas Securities Act, as amended, or the securities laws of any other state, and Sellers do not presently have any reason to anticipate any change in their respective circumstances or other particular occasion or event which would cause such Seller to sell its Newco I and/or Newco II interests, or any part thereof or interest therein, and Sellers have no present intention of dividing the Newco I and/or Newco II interests with others or reselling or otherwise disposing of the Newco I and/or Newco II interests or any part thereof or interest therein either currently or after the passage of a fixed or determinable amount of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance;

                  (d) In connection with entering into this Agreement and the Transaction Documents to which each Seller is a party, and in making the investment decisions associated therewith, Sellers have neither received nor relied on any representations or warranties from Newco I, Newco II, Prime, PMSI, the affiliates of the foregoing or the officers, directors, shareholders, employees,  partners,  managers,  members,  agents,  consultants,  personnel  or similarly related parties of any of the foregoing, other than those representations and warranties contained in this Agreement;

     (e) Is able to bear the economic risk of an investment in the Newco I and/or Newco II interests and it has sufficient net worth to sustain a loss of its entire investment without material economic hardship if such a loss should occur; and

     (f) Acknowledges that the Newco I and Newco II interests have not been registered under the Securities Act, or the securities laws of any of the states of the United States, that an investment in the Newco I and/or Newco II interests involves a high degree of risk, and that the Newco I and Newco II interests are an illiquid investment.
                                                    ARTICLE IV

                                                     Covenants

     4.1 Cooperation Relating to Financial Statements. Sellers agree to cooperate with Prime in the preparation of any financial statements of BDEC, LASIK, Newco I and/or Newco II which Prime or its affiliates may be required by any applicable law to prepare. --------------------------------------------

         4.2 Member and Manager Action. Sellers each agree that, until such time as none of the Sellers owns any ownership interest in either Newco I or Newco II, none of them will, without obtaining the prior written consent of Prime, (i) authorize the issuance of any additional membership interest in LASIK to any third party, (ii) cause or allow any additional managers to be elected as managers of BDEC or LASIK, or (iii) unless allowed under the Transfer Restriction Agreement (as hereinafter defined), assign, or otherwise dispose of any membership interest of LASIK owned or controlled by such Seller. The provisions of this Section shall not be construed in a manner which limits the application of effect of the provisions of Section 8.4(c) of this Agreement.

         4.3      Credit Facilities.

                  (a) Working Capital Line of Credit. Prime and Newco I each agree to execute, on or before the Closing Date (i) the Loan Agreement in substantially the form attached hereto as Exhibit G1 (the "Loan Agreement"), which provides for, among other credit accommodations described below, a revolving line of credit in the maximum principal amount of $200,000 and maturing one (1) year after the Closing (the "Working Capital Line"), pursuant to which Newco I shall be entitled, subject to the conditions and limitations contained in the Loan Agreement, to borrow, repay and reborrow funds in order to meet obligations of Newco I arising in the ordinary course of business, (ii) the Assignment and Security Agreement in substantially the form attached hereto as Exhibit G4, and (iii) in connection with the Working Capital Line, the Promissory Note in substantially the form attached hereto as Exhibit G2.

                  (b) Development Credit Facility. The Loan Agreement also provides for a term loan facility, in the maximum principal amount of $40,000,000 (the "Development Facility"), pursuant to which Newco I shall be entitled, subject to the conditions and limitations contained in the Loan Agreement, to borrow funds, from time to time, in order to finance up to one hundred percent (100%) of the purchase price (or development costs) of a Target Center (as hereinafter defined) being acquired (or developed) by Newco I; provided, however, that in no event shall the Development Facility be used in instances where Prime, PMSI or one of their affiliates independently acquires or develops a Target Center as permitted by Section 8.1. In connection with the Development Facility, Newco I agrees to execute, and all parties hereto agree to vote their interests in Newco I, if any, and to take such other action as may be necessary, to cause any entity through which Newco I acquires or develops a Target Center to execute, on or before each closing date of a Target Center acquisition or the commencement of development, a Promissory Note in substantially the form attached hereto as Exhibit G5 and an Assignment and Security Agreement in substantially the form attached hereto as Exhibit G3. In addition, if Newco I is to obtain, through development or acquisition, directly or indirectly, a one hundred percent (100%) interest in such Target Center, Newco I and all parties hereto shall cause such Target Center to execute a security agreement, acceptable in form and substance to Prime, granting to Prime the highest available priority security interest in all of the assets of such Target Center.

                  (c) Notwithstanding anything herein to the contrary, Prime's obligations to make each extension of credit pursuant to subsection (b) above are subject entirely and in all respects to Prime's obtaining prior written approval from the bank syndication under its outstanding borrowing facilities. Each of the parties to this Agreement acknowledges and agrees that the assignment and security agreements, and security agreements, executed pursuant to this Section will be assignable, and that Prime intends to make a collateral assignment for the benefit of one or more of its lenders. In addition, each of the parties to this Agreement agrees to take such action (including voting their interests in any entity) which may be necessary to ensure the filing and perfection of security interests required to be granted pursuant to this Section.

                  (d) Each of the Sellers acknowledges and agrees that none of Prime, PMSI or any affiliate of either of them may be required to (i) except as expressly set forth in this ARTICLE IV and in Section 8.2(b)(ii), extend any financing, credit facilities, guarantees or other credit enhancements to any Seller, Newco I or Newco II or (ii) issue any of its capital stock (or rights to acquire its capital stock) in connection with the acquisition of a Target Center (provided, however, that Prime, PMSI or such affiliate may elect, upon obtaining the consent of BDEC, to issue its capital stock in connection with the acquisition of a Target Center by Newco I or any of its subsidiaries, and any such issuance shall be treated for all purposes as a loan by Prime to Newco I pursuant to the Development Credit Facility, in an amount equal to the fair market value of the capital stock issued on the date of issuance).

         (e) Each of the Sellers and Newco I acknowledges and agrees that Newco I shall not distribute (or allow to be distributed) to its members, with respect to their respective membership interests, any cash or other property of Newco I or its subsidiaries if, at the time of the proposed distribution, any amounts (whether principal or interest) are outstanding under the Credit Documents or the Target Center Lending Documents (as such terms are hereinafter defined). Furthermore, each of the Sellers and Newco I agrees that Newco I shall pay all available cash flow to Prime in payment of Newco I's outstanding obligations, if any, under the Working Capital Line and Development Facility, irrespective of whether such payments exceed the minimum required payments under the Working Capital Line and Development Facility. For purposes of allocating such payments among any two or more of such outstanding obligations, such payments shall be allocated pro rata, based upon the respective balances of such obligations, unless (i) a greater portion of the payment is required to be paid toward a given obligation in order to prevent a default with respect to that obligation (but only to the extent necessary to prevent such a default) or (ii) eighty percent (80%) of the managers of Newco I elect to allocate the payments in a different manner.

                  Notwithstanding the foregoing, as long as there has been no default by any Seller under this Agreement or any other Transaction Document (excluding, however, the Credit Documents and the Target Center Lending
Documents), then, to the extent that (but only to the extent that) Newco I possesses the cash flow necessary (in the reasonable discretion of a majority of its managers) to pay its liabilities in the ordinary course consistent with past practices, Newco I agrees to make quarterly estimates of its taxable income for the current tax year and, if not prohibited by law, distribute quarterly (the "Quarterly Distributions") an amount that would cover the federal and state income taxes required to be paid by its members with respect such taxable income, based on each member's then current proportionate interest in Newco I, assuming that all members pay income taxes on Newco I's taxable earnings at a rate equal to the highest effective individual tax rate in effect from time to time (the Assumed Tax Rate"); provided, further, that Newco I shall determine its actual taxable income at the end of each taxable year and (A) if the Quarterly Distributions in a given year should have been higher based on the amount of actual taxable income for that year, promptly distribute the amounts necessary to eliminate such deficiency or (B) if the Quarterly Distributions in a given year should have been lower based on the amount of actual taxable income for that year, withhold dollar for dollar from the first following Quarterly Distribution, and then against subsequent Quarterly Distributions in a like manner, the amounts necessary to eliminate such surplus.

     (f) All of the loan agreements, promissory notes, guarantees, security agreements, assignment and security agreements and other agreements, documents or instruments required to be executed by any party pursuant to this Section are hereinafter collectively referred to as the "Credit Documents."

         4.4 Capital Contributions. The parties agree that no party shall, except for the express provisions of Section 1.1 and Section 4.3 of this Agreement or of the Organizational Documents, be required to make any capital contribution, or extend any credit facility or loans, to either Newco I or Newco II (or a subsidiary of either) following the Closing, including, without limitation, for purposes of providing working capital; provided, however, that this sentence shall not affect any party's obligations under ARTICLE VI with respect to any breach of the representations or warranties made by that party under this Agreement.

     4.5 Ownership Interest Transfer Restriction Agreement. Each of the owners of LASIK agrees that it, and its spouse (if any), will execute, on or prior to the Closing, an Ownership Interest Transfer Restriction Agreement applicable to LASIK, in substantially the form attached hereto as Exhibit H (the "Transfer Restriction Agreement"), that imposes certain limitations and conditions on the sale, transfer, assignment or other disposition of any interest that is directly or indirectly owned or -------------------------------------------------
--------- controlled by such party in LASIK.

         4.6 ASC Option. BDEC acknowledges that it may, but is not obligated to, acquire an interest in a certain Ambulatory Surgical Center located at 4800 N. 22nd St., Phoenix, Arizona (the "ASC") from Physicians Resource Group, Inc. or its successors or affiliates ("PRG"). Sellers agree that, upon any such acquisition, directly or indirectly, by BDEC or any affiliate of BDEC or any Seller (including, without limitation, LASIK), Newco I is hereby granted a right of first refusal (the "ASC Option" pursuant to which Newco I or one of its wholly owned subsidiaries may, in its sole discretion, and without any obligation to do so, acquire from BDEC or such affiliate, at the price offered by (and upon the same terms applicable to) any third party offer, all of the business and assets of the ASC then held by BDEC or such affiliate, however acquired by BDEC, prior to any sale or other transfer of the ASC, in whole or in part, to any third party. Upon receiving any such third party offer, BDEC or such affiliate shall give written notice thereof to Prime and Newco I. Following its receipt of such notice, Newco I shall have thirty (30) days to exercise the ASC Option, and Sellers agree that BDEC (or such affiliates) may not take any action with respect to the third party offer until Newco I has either provided written notice of its intent not to exercise the ASC Option, or the thirty (30) day period has expired without any election by Newco I to exercise the ASC Option. The closing of any purchase and sale pursuant to an exercise of the ASC Option shall occur within 30 business days following such exercise, and the purchase price shall be paid, at Newco I's sole election, in either immediately available funds or such other manner as shall have been set forth in the notice of third party offer. In connection with any exercise of the ASC Option by Newco I, BDEC shall deliver all agreements, documents, instruments and certificates, and take such other action, as may be reasonably necessary in order to consummate the purchase and sale contemplated in this Section. The parties agree that any acquisition pursuant to exercise of the ASC Option shall be accomplished through an asset purchase, unless the parties otherwise agree.

         4.7      Repurchase Option.

     (a) At any time prior to the expiration of one (1) year following the Effective Time, and thereafter at any time within thirty (30) days after BDEC becomes aware of the occurrence of a Bankruptcy Event (as defined in Section 8.4 hereof) with respect to PMSI or Prime, BDEC shall have the right to elect to purchase from Prime (the "Repurchase Option") all (but not less than all) of Prime's interest in Newco II.

                  (b) The Repurchase Option may be exercised, in whole, and not in part, by the delivery by BDEC of written notice to Newco II and Prime specifying that such option is being exercised and a closing date for such purchase (which shall be no sooner than thirty (30) days and no later than ninety (90) days following the date of such written notice). The purchase price (the "Repurchase Price") to be paid upon the closing of the purchase under the Repurchase Option shall be paid to Prime and shall equal sixty percent (60%) of
(x) the immediately preceding twelve (12) months' EBITDA attributable to the business and operations of Newco II, as of the effective time of the purchase, multiplied by (y) six (6); but, in no event may the Repurchase Price be less than $8,807,000. Prime, Newco II and BDEC shall deliver such other agreements, documents, instruments and certificates, and take such other action (including without limitation voting their ownership interest in Newco II), as may be reasonably necessary in order to consummate the purchase and sale pursuant to exercise of the Repurchase Option. For purposes of this Agreement, the "EBITDA" of an entity or business, or interest therein, shall mean the net operating earnings of such entity or business (or portion thereof attributable to the interest therein), to the extent such net operating earnings are reasonably expected to be recurring based on information available at the date of calculation, calculated without deduction of interest expense, federal income taxes, depreciation expense or amortization expense, and all as determined in accordance with GAAP to the extent GAAP is not inconsistent with the definition described in this sentence.

                  (c) In return for the grant by Newco II of the Repurchase Option, BDEC agrees that, for a period of five (5) years immediately following the closing of the sale and purchase pursuant to BDEC's exercise of the Repurchase Option, if any (the "Repurchase Option Closing"), BDEC may not sell, transfer, assign or otherwise dispose of any interest in the Assets or the Business (each of which, for purposes of this subsection (c), shall include all assets or business acquired in replacement of, substitution for, incidental to or in connection with the Assets or the Business) without first offering in writing all of the Assets and the Business to Prime (the "Prime Right of First Refusal"). Such offer shall set forth the terms of any third party offer to acquire the Assets and the Business (or any substantial portion thereof), and Prime shall be entitled to exercise the Prime Right of First Refusal for:

                           (i) if such offer is received within the first year following the Repurchase Option Closing, a purchase price determined by
         (A) calculating the immediately preceding twelve (12) months' EBITDA attributable to the Assets and the Business, as of the effective time of the purchase pursuant to this subsection (c), and (B) multiplying such amount by six (6); provided, however, that if such third party offer is from any person or entity that controls, is controlled by, or is under common control with BDEC, the purchase price shall be the lesser of the purchase price determined pursuant to this subsection
         (c)(i) and the purchase price determined pursuant to subsection (c)(ii) below, or

     (ii) if such offer is received within the second, third, fourth or fifth years following the Repurchase Option Closing, the purchase price set forth in such third party offer (adjusted proportionately, if applicable, to apply to all of the Assets and the Business).

                  Upon exercise of the Prime Right of First Refusal, each of Prime and BDEC shall deliver such other agreements, documents, instruments and certificates, and take such other action, as may be reasonably necessary in order to consummate the purchase and sale of the Assets and the Business on the same terms and conditions as proposed by the third party, other than price and except as set forth in subsection (d) below. In order to ensure the availability of the rights granted to Prime under this subsection (c), BDEC agrees that, during the five (5)-year period following its exercise of the Repurchase Option, it shall not sell, transfer, assign or otherwise dispose of any of its right, title or interest in and to any of the Assets or the Business (other than dispositions in the ordinary course of business, dispositions of items being replaced, or dispositions that, when considered with related dispositions, do not exceed $500 in value), unless and until BDEC has given Prime the written offer required hereunder and Prime has, in each case, either (I) declined in writing to purchase the Assets and the Business, or (II) failed to respond to BDEC within thirty (30) business days following its receipt of the written offer.

     (d) The parties agree that any acquisition pursuant to an exercise of the Prime Right of First Refusal shall be accomplished through an asset purchase unless the parties otherwise agree. In addition, Prime may elect, in its sole discretion, to pay the purchase price in cash at the closing, and such method shall be an acceptable form of payment, regardless of the form of payment contemplated in the third party offer.

     4.8 Forfeiture of Warrants, Certain Other Rights. In addition to any other forfeiture of or limitation on rights granted to the Sellers under this Agreement, each of the Sellers acknowledges and agrees that all Primary Warrants and Target Center Warrants shall irrevocably terminate immediately and without notice upon the occurrence of any of the following:
--------------------------------------------

     (a) Any exercise by BDEC of the  Repurchase  Option granted in Section 4.7;
or
     (b) Any breach by any of the Sellers under any of the Transaction Documents or any agreement, contract, document or instrument executed by such Seller that inures to the benefit of Newco I, Newco II, Prime, or any of Prime's affiliates, including, without limitation, (i) any Consulting Agreement (as hereinafter defined) to which such Seller is a party and (ii) any note or security agreement to which such Seller is a party.

     4.9 Insurance. Newco I and Newco II agree to maintain, for five (5) years after the Closing Date, a prior acts insurance policy providing insurance coverage of the same scope, in the same amounts and subject to the same deductibles as the BDEC's insurance in effect immediately prior to the Closing Date. ---------

     4.10 Guaranty of PMSI. PMSI hereby unconditionally and irrevocably guarantees each of the payment and performance obligations of Prime hereunder and under each of the Transaction Documents. Without limiting the foregoing, PMSI agrees that if Prime shall default in any obligation to pay to any Seller(s) or Newco I any amount then due and payable by Prime to such Seller(s) or Newco I under ARTICLE I or ARTICLE VII hereunder, PMSI shall immediately pay such amount to such Seller(s) or Newco ----------------

     I. PMSI hereby agrees not to require any Seller to proceed against Prime or any other person or to pursue any other remedy before proceeding against PMSI under this guaranty.

         4.11 Tucson Earnout. Prime and BDEC acknowledge and agree that the assets located at 555 E. River Road, Tucson, Arizona (the "Tucson Assets"), and any business conducted using the Tucson Assets (the "Tucson Operations"), are included within the Assets and Business and are, pursuant to Section 1.1 of this Agreement, transferred to Newco II as of the Effective Time. In consideration of the transfer of the Tucson Assets and the Tucson Operations to Newco II, Prime agrees to pay, after September 1, 2000, in accordance with the provisions below, an amount equal to sixty percent (60%) of the Tucson Gross Value (the "Earnout Payment"). For purposes of this Section, "Tucson Gross Value" shall mean (a) six
(6) times the recurring EBITDA arising solely from the Tucson Operations between the dates of September 1, 1999 and September 1, 2000 (the "Earnout Period"), minus (b) the amount of all debt, liabilities and other obligations, collectively, incurred by Newco II that relate to the Tucson Assets or the Tucson Operations, and that arose during the Earnout Period (excluding, however, accounts payable and accrued liabilities arising from normal operating expenses). On or prior to November 1, 2000, Prime shall provide BDEC with a written statement setting forth the Earnout Payment. Following delivery of such statement, BDEC shall have thirty (30) days during which it may dispute the calculation of the Earnout Payment, and any dispute shall be resolved pursuant to the arbitration provisions of this Agreement. If BDEC agrees with the calculation of the Earnout Payment, or fails to respond within such thirty (30) day period, then the amount of the Earnout Payment reflected in the statement shall be final and binding on both BDEC and Prime. Promptly following final determination of the amount of the Earnout Payment pursuant to this Section, Prime shall pay the Earnout Payment in immediately available funds. In connection with the payment of the Earnout Payment by Prime, BDEC agrees to deliver all agreements, documents, instruments and certificates, and take such other action, as may be reasonably necessary in order to evidence the conveyance of the Tucson Assets and Business pursuant to Section 1.1 of this Agreement.

                                   ARTICLE V )

                             Conditions to Closing )

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which
is   a   condition   to   the    obligations   of   each   Seller   to   Close):
---------------------------

     (a) pay the Purchase Price to BDEC;

     (b) ensure that the Primary Warrants are delivered to BDEC;

     (c) execute and deliver the Assignment and Assumption Agreement, the Organizational Documents, the Credit Documents to which it is a party and each other Transaction Document to which it is a party; and

          (d) deliver such good standing certificates, officer certificates, and similar documents and certificates as counsel for BDEC may reasonably require. 5.2 Sellers Closing Obligations. At the Closing, each Seller shall, as applicable (each of which is a condition to the obligations of Prime to Close): ---------------------------

          (a) execute and deliver the Assignment and Assumption Agreement, the Organizational Documents, the Collocation and Employee and Cost Sharing Agreement substantially in the form attached hereto as Exhibit I (the "Collocation Agreement"), the Credit Documents, and the other Transaction Documents, in each case, only where it is a party thereto; ---------

          (b) except for LASIK and BDEC, execute and deliver a consulting agreement, in substantially the form attached hereto as Exhibit J (the "Consulting Agreement");

          (c) cause each owner of BDEC and LASIK who is not a "Seller" under this Agreement to execute and deliver, for the benefit of Prime, PMSI and their affiliates, a non-compete agreement containing terms and provisions consistent with those contained in Sections 9.3 through 9.7 of this Agreement;

          (d) deliver or cause to be delivered true and correct copies of executed consents whereby Barnet, Dulaney, Rosenberg, Perkins and Pinkert and other managers, officers and/or members of BDEC or LASIK have, in their respective capacities as managers, officers and/or members of BDEC or LASIK, as applicable, each approved of and ratified (as necessary) BDEC's or LASIK's execution and delivery of, and performance under, this Agreement and each Transaction Document; and

          (e) deliver such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may reasonably require.

          5.3 Newco I's Closing Obligations. At the Closing, Newco I shall execute and deliver the Credit Documents to which it is a party, each Transaction Document to which it is a party and such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime or any of the Sellers may reasonably require.
     --------------------------------------

          5.4 Newco II's Closing Obligations. At the Closing, Newco II shall execute and deliver the Assignment and Assumption Agreement, the Collocation Agreement, the Credit Documents to which it is a party, each Transaction Document to which it is a party and such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime or any of the Sellers may reasonably require.
     ---------------------------------------

                                  ARTICLE VI )

                 Indemnification of Prime, Newco I and Newco II
                                       )

         6.1 Indemnification of Prime, Newco I and Newco II.

                  (a) BDEC and LASIK, each jointly and severally, agree to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMSI), each officer, director, shareholder, manager, member, partner, employee, agent, or representative of Prime and, following the Closing, Newco I and Newco II (collectively, the "Prime Indemnified Parties"), from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by any Seller of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document (including, without limitation, the Organizational Documents), (ii) any obligation or liability of BDEC not assumed by Newco II pursuant to the Assignment and Assumption Agreement, (iii) any transaction or occurrence involving or related to the ASC or PRG or any purchase of the assets of the ASC by BDEC (including, without limitation, claims by a trustee in bankruptcy), or (iv) any obligations or liabilities with respect to any claims arising out of actions or omissions by any Seller (excluding any acts or omissions after the Closing in such Seller's capacity as a member of Newco I or Newco II.

                  (b) Each of Dulaney, Barnet and Rosenberg, severally, and not jointly, agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs incurred in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of any breach or default by him of any of the representations, warranties, covenants or agreements made by him in this Agreement or any Transaction Document (including, without limitation, the Organizational Documents).

          6.2 Defense of Third-Party  Claims.  A Prime  Indemnified  Party shall give prompt written notice to the indemnifying party or parties (collectively, the "indemnifying party") of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to such Prime Indemnified Party under this ARTICLE ----------------------------- unless the failure to give such notice materially and adversely prejudices the indemnifying party. The indemnifying party shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

                  (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

          (b) The indemnifying party shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

          (c) The indemnifying party shall not consent to the entry of any judgment or enter into any settlement with or involving any claimant or plaintiff that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by such claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) The indemnifying party shall not be entitled to control (but shall be entitled to participate at their own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which the indemnifying party fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of the indemnifying party or BDEC, without the prior written consent of the indemnifying party.

                  (e) The indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse the indemnifying party for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

          (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

        6.3 Security. Without limiting or adversely affecting the rights of Prime under Section 9.12, and in order to secure full and prompt payment of the obligations of each of the Sellers under this ARTICLE, each of BDEC and LASIK hereby grants to Prime a continuing security interest in and to distributions either of them may be entitled to receive at any time after the Closing in respect of any ownership interest held by either of them in either Newco I or Newco II. In connection with the grant of a security interest contained in this Section, each of BDEC and LASIK agrees (i) to execute all documents, agreements, instruments and certificates, and to take such other actions, as are necessary in order to fully evidence and perfect such security interest, and (ii) that it, for a period of five (5) years after the Closing, will not, without obtaining the express prior written consent of Prime in each instance, grant or assign to any person or entity rights of any nature in the distributions covered by the security interest granted in this Section, irrespective of whether such rights are to be senior or subordinate to the rights granted under this Section.

                                   ARTICLE VII

                           Indemnification of Sellers


         7.1 Indemnification of Sellers. Prime agrees to indemnify and hold harmless each Seller, each subsidiary and/or affiliate of any Seller, each officer, director, shareholder, manager, member, partner, employee, agent, or representative of any Seller and, following the Closing, Newco I and Newco II (collectively, the "Seller Indemnified Parties") from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of Seller Indemnified Parties may sustain, arising out of
(i) any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document (including, without limitation, the Organizational Documents) or (ii) any obligations or liabilities with respect to claims arising out of acts or omissions (excluding any acts or omissions after the Closing in its capacity as a member of Newco I or Newco II) by Prime, PMSI or one or more of the PMSI Controlled Parties (excluding Newco I and Newco II).

          7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure to so notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have ----------------------------- the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

          (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

          (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

          (c) Prime shall not consent to the entry of any judgment or enter into any settlement with or involving any claimant or plaintiff that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by such claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

          (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

          (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

          (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                                   Exclusivity

         8.1 Agreement.  Each of the parties to this Agreement  (excluding Newco
I) agrees that, following the Closing Date, it will not directly or indirectly through any affiliate, except through Newco I or one of its wholly owned subsidiaries, acquire, develop or establish other centers for Refractive Surgery, or the assets thereof, anywhere in the United States ("Target Centers"); provided, however, Prime, PMSI or one of their affiliates shall be entitled to independently acquire or develop any Target Center to which any one or more of the following apply:

          (a) The aggregate purchase price paid to the seller of such Target Center exceeds $11,009,000;

                  (b) Newco I is financially unable to acquire or develop such Target Center using its existing financial resources (including resources that may be available in such instance under the Development Facility and any other lines of credit or credit facilities) without requiring a guarantee or other financial or credit assistance of any member of Newco I, Prime, PMSI or any affiliate of Prime or PMSI, as determined conclusively in each instance by either (i) the agreement of not less than eighty percent (80%) of the managers of Newco I or (ii) the failure of Newco I to close the acquisition of such Target Center within one hundred twenty (120) days following Newco I's and such Target Center's agreement on the initial principal terms of such acquisition (which agreement includes, without limitation, agreement on a terms sheet or execution of a non-binding letter of intent) because Newco I could not obtain financing on reasonable market terms;

          (c) The managers of Newco I decide not to pursue the acquisition or development of such Target Center by the affirmative vote of not less than eighty percent (80%) of the managers then serving on the board of managers of Newco I;

          (d) In the opinion of the board of directors of PMSI, such Target Center cannot be acquired or developed by Newco I because of the involvement with and/or direct or indirect ownership of a portion of Newco I by any of Dulaney, Barnet or Rosenberg;

          (e) The acquisition or development of such Target Center was initiated, arranged for, originated or financed by any entity affiliated with PMSI (other than Newco I or Newco II, or any future subsidiaries of either of them) which has previously acquired or developed a Target Center, or an interest therein, pursuant to any of the exceptions to exclusivity contained in subsections (a) through (g) of this Section;

                  (f) Any of Dulaney, Barnet or Rosenberg has previously terminated, breached or threatened to breach any Transaction Document, any Credit Document, any Target Center Lending Document or any Consulting Agreement to which he is a party (provided, however, that (A) each of Barnet, Dulaney and Rosenberg shall have thirty days within which to cure any breach or default under his respective Consulting Agreement following delivery of notice of such breach or default by Prime or PMSI and (B) any termination of any Consulting Agreement that is agreed to in writing by Prime, or that is done to permit the agreed upon full time employment of the respective individual by Newco II, shall not be grounds for exception to the exclusivity obligation pursuant to this subsection (f)); or

          (g) the Closing does not occur on or before July 31, 1999 and Prime, PMSI or any of their affiliates enters into a definitive agreement for the acquisition of such Target Center prior to the expiration of forty five
     (45) days immediately following the Closing.

          8.2  Additional  Qualifications,   Limitations.  In  addition  to  the
     qualifications  and limitations set forth above, the following shall apply:
     --------------------------------------

          (a) All acquisitions of Target Centers must be approved in advance by a majority of the board of directors of Prime;

          (b) If the exclusivity obligation contained in Section 8.1 above does not apply to a particular Target Center solely because of the limitation set forth in Section 8.1(a), and Prime or one of its affiliates acquires such Target Center prior to the occurrence of any of the events described in Section 8.1(f), then

                           (i) before consummating such acquisition, Prime or its acquiring affiliate shall provide thirty (30) days' prior written notice to LASIK of such pending acquisition, and LASIK shall have ten
         (10) days from its receipt of such notice to notify Prime or its acquiring affiliate that LASIK would like to acquire a specified portion of up to forty percent (40%) of the non-medical Refractive Surgery portion of the interest being offered to Prime or its acquiring affiliate in such acquisition, upon the same terms and conditions agreed to by Prime; provided, however, that the participation right granted in this subsection (i) shall not apply if (A) Prime or its acquiring affiliate does not receive notice from LASIK of its election to participate in such acquisition within the ten (10)-day period provided for such notice, (B) LASIK refuses or is unable to finance (after giving effect to subsection (ii) below) its specified portion of the acquisition, (C) LASIK refuses or is unable to timely execute, deliver and perform all agreements, documents and instruments required to be executed, delivered and performed by it (to the extent consistent with those executed by Prime or its acquiring affiliate in such transaction) or (D) LASIK fails or refuses to timely execute and deliver the promissory note and security agreement described in Section 8.2(e) below in the event LASIK borrows any funds pursuant to subsection (ii) below;

                           (ii) If LASIK has fully complied with its obligations and met all other conditions set forth under subsection (i), then, with respect to that portion of the purchase price to be paid by LASIK under subsection (i) ("LASIK's Purchase Price"), LASIK shall be entitled to request in writing and receive financing, made available by Prime or one of its affiliates, in an amount not to exceed ten percent (10%) of the aggregate purchase price for the non-medical Refractive Surgery portion of the interest being offered to Prime or its acquiring affiliate in such acquisition (but in no event may such amount exceed LASIK's Purchase Price); provided, however, that LASIK's rights, and Prime's or its acquiring affiliate's obligations, under this subsection
         (ii) are subject entirely and in all respects to Prime's obtaining prior written approval from (A) the bank syndication under its outstanding borrowing facilities, and (B) any necessary number of holders of Prime's outstanding 8 3/4 Senior Subordinated Promissory Notes (as may be required pursuant to the Indenture governing such Notes);

                  (c) If the exclusivity obligation contained in Section 8.1 above does not apply to the acquisition of a particular Target Center solely because of the limitation set forth in Section 8.1(d) or Section 8.1(e), and Prime or one of its affiliates acquires such Target Center prior to the occurrence of any of the events described in Section 8.1(f), then LASIK (or any combination of the principals of LASIK, but only pursuant to and in the manner provided for in written instructions delivered to PMSI and Prime by LASIK prior to such acquisition) shall receive warrants in connection with such acquisition, in substantially the form attached hereto as Exhibit A (the "Target Center Warrants"), entitling LASIK or such other person(s) to purchase, at one hundred ten percent (110%) of PMSI's closing share price as quoted by NASDAQ on the closing date of the acquisition of such Target Center, that whole number of shares of common stock of PMSI determined by:

          (i) if the Target Center is acquired solely in reliance on the exception contained in Section 8.1(d), multiplying (i) 0.0075, by (ii) the portion of the purchase price, expressed as a number and not in dollars, paid by Prime or its acquiring affiliate in respect of the Refractive Surgery operations of such Target Center (specifically excluding the value of any non-Refractive Surgery operations of such Target Center that are acquired pursuant to subsection (h) below); and

          (ii) if the Target Center is acquired solely in reliance on the exception contained in Section 8.1(e), multiplying (i) 0.0025, by (ii) the portion of the purchase price, expressed as a number and not in dollars, paid by Prime or its acquiring affiliate in respect of the Refractive Surgery operations of such Target Center (specifically excluding the value of any non-Refractive Surgery operations of such Target Center that are acquired pursuant to subsection (h) below);

          (d) The rights granted under Section 8.2(b) are personal to LASIK and, notwithstanding any other provision of this Agreement, may not be assigned to or exercised by any other party;

                  (e) Any and all amounts loaned to LASIK pursuant to Section 8.2(b)(ii) above shall be evidenced by a promissory note which shall provide that, among other things (i) such amounts shall bear interest at the per annum rate of fifteen percent (15%) or, following any default by LASIK under such promissory note or under any other agreement, document or instrument executed by LASIK for the benefit of Prime, PMSI or one of their affiliates, the maximum rate allowed by law, (ii) such amounts shall be repaid in equal monthly installments of principal and interest over a period of sixty (60) months, and
(iii) the promissory note shall be governed by Texas law; provided further that such amounts shall be secured by a security agreement executed and delivered by LASIK to Prime or its acquiring affiliate, securing all of LASIK's obligations under such promissory note with all of LASIK's right, title and interest in and to the Target Center being acquired (all notes, security agreements and other agreements, documents, instruments or certificates required to be executed by any party pursuant to this subsection (e) are referred to herein as the "Target Center Lending Documents," and all Target Center Lending Documents shall be in form and substance reasonably satisfactory to Prime and, unless specifically specified otherwise, shall be deemed included in the Transaction Documents for purposes of this Agreement, regardless of when executed);

                  (f) LASIK agrees that, notwithstanding any other provision of this Agreement or the Transfer Restriction Agreement, it shall not be entitled to transfer or assign, to any person or entity, any direct or indirect interest in any Target Center acquired by it pursuant to the provisions of Section 8.2(b)(ii), until such time as (i) LASIK has irrevocably forfeited any and all rights to borrow funds pursuant to Section 8.2(b)(ii) above (either by termination of such rights pursuant to the terms of this Agreement or by delivery by LASIK to Prime of an irrevocable, perpetual and binding waiver of such rights) and (ii) there are no amounts (including principal and interest) outstanding under any promissory note previously executed by LASIK pursuant to
Section 8.2(b)(ii); provided further, that any transfer or assignment of such interest in any such Target Center in violation of this subsection shall be null and void and shall not be given effect by PMSI, Prime or any other party to this Agreement;

                  (g)  Notwithstanding the exclusivity  obligation  contained in
Section 8.1, LASIK and/or one or more of their affiliates shall be entitled to independently acquire or develop any Target Center to which any one or more of the following apply: (i) a majority of the board of directors of Prime votes against the acquisition of such Target Center; or (ii) Newco II is unable to finance the acquisition of such Target Center using the Development Facility, solely because of the limitation set forth in Section 4.3(c); provided, however, that:

          (y) in either instance, LASIK or its affiliates must acquire such Target Center within one hundred twenty (120) days after the occurrence or circumstances that triggered the application of this subsection (g), and upon any failure to so acquire such Target Center within such one hundred twenty (120) day period, the exclusivity obligation contained in Section
     8.1 shall again apply with respect to such Target Center; and

                           (z) with respect to the exception to exclusivity set forth in subsection (ii) of this subsection (g), before LASIK or one of its affiliates acquires such Target Center, LASIK or its acquiring affiliate shall provide thirty (30) days' prior written notice to Prime of such pending acquisition, and Prime shall have ten (10) days from its receipt of such notice to notify LASIK or its acquiring affiliate that Prime would like to acquire a specified portion of up to forty percent (40%) of the interest being offered to LASIK or its acquiring affiliate in such acquisition, upon the same terms and conditions agreed to by LASIK; provided, however, that the participation right granted in this subsection (z) shall not apply if (A) LASIK or its acquiring affiliate does not receive notice from Prime of its election to participate in such acquisition within the ten (10)-day period provided for such notice, (B) Prime refuses or is unable to finance its specified portion of the acquisition, or (C) Prime refuses or is unable to timely execute, deliver and perform all agreements, documents and instruments required to be executed, delivered and performed by it (to the extent consistent with those executed by LASIK or its acquiring affiliate in such transaction); and

                  (h) The exclusivity obligation contained in Section 8.1 shall not restrict Prime or PMSI, or any affiliate of either of them, from independently acquiring, all or any portion of the non-Refractive Surgery assets and business of a Target Center to the extent those assets and business are not used primarily in, or materially relied on for, the conduct of Refractive Surgery by such Target Center, and LASIK shall not, with respect to any such acquisition, be entitled to any of the rights granted in this ARTICLE VIII, including without limitation, the rights granted in subsections (b) and (c) of this Section.

          8.3 Effect. No provision of this ARTICLE VIII, shall be construed to require any party to this Agreement to purchase any Target Center. ------

          8.4 Automatic Termination. This entire ARTICLE VIII shall terminate and become null and void automatically:

                  (a) if any party to this Agreement: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due, and one of the other parties, in good faith, determines that such event or condition could frustrate the operation of this ARTICLE VIII or otherwise inhibit the delinquent party's ability to perform its obligations under this Agreement or any Transaction Document; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party, either in a proceeding brought by such party or in a proceeding brought against such party; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law"), or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of thirty (30) days any attachment, sequestration or similar writ levied upon, or any claim against or affecting, any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party (the events described in this Section are hereinafter referred to as "Bankruptcy Events");

          (b) upon any exercise of the Repurchase Option granted in Section 4.7;

     (c) if, at any time after the Closing, Barnet and Dulaney own, collectively, less than sixty percent (60%) of the total outstanding ownership interests of BDEC (after assuming the conversion, exchange or exercise of any and all securities or rights convertible into, or exchangeable or exercisable for, ownership interests of BDEC); or

                  (d)  upon  the   expiration   of  the  five  (5)  year  period
immediately following the Closing Date.

                                                    ARTICLE IX

                                              Post Closing Agreements

         9.1 Transition of Business. Each Seller agrees to cooperate fully with Prime and Newco II in transitioning the Business existing prior to the Closing, including the relationships maintained by BDEC (with respect to the Business), to Newco II after the Closing; and, each Seller agrees not to take any action or make any disclosure, including disclosures related to the transactions contemplated by this Agreement, which (with respect to the Business) might alter or impair any relationship with any customer, or other service recipient, person or entity which did business with BDEC prior to the Closing. With respect to the Business, each Seller agrees to promptly remit to Newco II any payments received by BDEC or any Seller for services provided by BDEC (as part of the Business) or Newco II after the Effective Time. Newco I, Newco II and Prime each agree to promptly remit to BDEC any payments received by it for services provided by BDEC prior to the Effective Time. Furthermore, Sellers agree to deposit any such payments received directly to a deposit account designated and controlled by Newco II or to take such other action as may be requested by Prime to implement and maintain a system for remitting payments due Newco II which come into the possession or control of BDEC or any Seller.

          9.2 Ratification by Newco I. Prime, BDEC and LASIK each agree that by executing this Agreement they are deemed to be voting their ownership interests in Newco I and Newco II, as applicable, to authorize Newco I and Newco II to enter into and perform this Agreement and each of the Transaction Documents to which either is a party. Prime, BDEC and LASIK each agree to execute such resolutions and written consents, and take such other actions, in their capacities as members of Newco I and Newco ----------------------- II, as any party shall reasonably require after the Closing to have Newco I and Newco II ratify and adopt this Agreement, notwithstanding the official date of Newco I's and Newco II's creation.

         9.3 Confidentiality Agreement. Each of Prime, PMSI, and each Seller acknowledges that through its relationship with Newco I and Newco II, it will be exposed to Proprietary Information (as defined below) of Newco I, Newco II and/or each of their present or future affiliates (which includes, without limitation, BDEC, LASIK, Prime, PMSI and each of their present or future affiliates) (the party owning such Proprietary Information is referred to as the "Discloser"), that such Proprietary Information is unique and valuable and that such Discloser would suffer irreparable injury if its Proprietary Information were divulged to those in competition with Discloser. "Proprietary Information" shall be all information concerning Discloser which a party acquires, or to which it has access through its relationship with Discloser, Newco I or Newco II, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge among Discloser's competitors, including, but not limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

          Except with prior written approval of Discloser, Prime, PMSI, and each Seller agrees that it will not, at any time after the Closing: (i) directly or indirectly, disclose any Proprietary Information to any person except its owners, directors, managers, officers, employees, agents and consultants who need to know such Proprietary Information in connection with such party's relationship with Newco I or Newco II nor (ii) use Proprietary Information in any way, except for the purposes of Newco I or Newco II.

         Within forty-eight (48) hours of termination of its ownership of or consulting relationship with Newco I or Newco II, as applicable, whether voluntary or involuntary, Prime, PMSI, and each Seller will deliver to the appropriate Discloser (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which it has prepared that contain Proprietary Information, all other tangible Proprietary Information in its possession or control and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in its possession or under its control.

         9.4 Non-Competition Agreement. Each of PMSI, Prime, and each Seller, as a material inducement to one another to enter into this Agreement, hereby agrees that, at all times during which the provisions of ARTICLE VIII are applicable, and at all times until five (5) years after either LASIK and its affiliates (excluding PMSI, Prime, and the subsidiaries of either of them), or Prime and its affiliates (excluding LASIK), no longer own any equity or other interest in Newco I, such party will not directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of each other party hereto, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through Newco I or its subsidiaries, or Newco II, directly or indirectly engage in, or provide, anywhere within a fifty (50) mile radius of any center or facility that provides Refractive Surgery and is owned, directly or indirectly, partially or wholly, by Newco I or a subsidiary of Newco I (collectively, the "Restricted Area"), any services (other than services included in the practice of medicine) related to (i) the operating of centers or facilities that provide Refractive Surgery, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of centers or facilities that provide Refractive Surgery, or
(iii) providing any management services, training or consulting services related to any of the activities described in (i) or (ii);

                  (b) Except through Newco I or its subsidiaries, or Newco II, directly or indirectly provide, anywhere within the Restricted Area, (i) facilities, equipment and non-physician personnel for the performance by physicians of Refractive Surgery, (ii) the marketing, scheduling and management of Refractive Surgery (but excluding, with respect to either Barnet or Dulaney, marketing, scheduling and management of patients for treatment by Barnet or Dulaney, respectively), (iii) the credentialing and scheduling of physicians to perform Refractive Surgery and (iv) the billing, collecting or accounting for the use of any such facilities, equipment or non-physician personnel.

          (c) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Newco I or any of its subsidiaries, Prime, each Seller or any affiliate or related entity of any of them, to withdraw, curtail, or cancel its business with such person or entity; or

          (d) Directly or indirectly hire any employee of Newco I or any of its subsidiaries, Prime, any Seller or any affiliate or related entity of any of them, or induce or attempt to influence any employee of Newco I or any of its subsidiaries, Prime, any Seller or any such affiliate or related entity to terminate his or her employment with such person or entity.

          9.5 Exclusivity. Each of the parties hereto acknowledges and agrees that any acquisition or development of a Target Center by Prime, PMSI, Newco II or a Seller through an entity not owned (wholly or partially, directly or indirectly) by Newco I shall be subject to the provisions of
     Section 9.4, regardless of whether such acquisition or development is contemplated by or provided for in the provisions of ARTICLE VIII.
     -----------

          9.6 Agreement. Each of Prime, PMSI and each Seller has reviewed and carefully considered the provisions of Sections 9.3 and 9.4 and, having done so, agrees that the restrictions applicable to it as set forth therein
     (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to them, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon. ---------

         9.7 Remedies. Each of Prime, PMSI and each Seller agrees that a violation on its part of any applicable covenant contained in Sections 9.3 or
9.4 will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, it agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

         9.8      Special Options to Sell or Acquire Interests In Newco I.

                  (a) Option to Sell. Upon the expiration of five (5) years immediately following the Closing Date, if no Seller is in breach of this Agreement or any other Transaction Document, all or any of the Sellers shall at any time, and from time to time, be entitled to require that Prime purchase from such Seller(s) up to a maximum twenty percent (20%) interest in Newco I (when aggregated with all other purchases pursuant to this Section), upon the terms and conditions hereinafter set forth, by giving written notice of such election to Prime.

          (b) No Further Obligation. The Sellers acknowledge and agree that Prime shall be under no obligation to notify any Seller of the exercise by another Seller of rights under this Section, and that Prime may not, under any circumstances, be required to purchase more than an aggregate twenty percent (20%) interest in Newco I (considering all purchases pursuant to this Section together), regardless of whether one Seller disposes of more or less of an interest in Newco I under this --------------------- Section than another Seller.

          (c) Purchase Price. The purchase price for any interest transferred pursuant to this Section shall, in the absence of an agreement on price between Prime and the applicable Seller(s), be determined as follows:
     --------------

          (i) If the exercise of the option hereunder is after the expiration of such ninety (90) day period, then the purchase price must be mutually agreed upon by the applicable Seller(s) and Prime.

                           (ii) If the exercise of the option hereunder is within the ninety (90) day period immediately following the expiration of the five (5) year period described in Section 9.8(a), then Prime shall select a certified business appraiser (that is a member of either the American Society of Appraisers or the Institute of Business Appraisers) to value the interest being transferred. If the selling Seller(s) under this Section do not agree with the value determined by Prime's appraiser, such Seller(s) may, at their own expense, select a second appraiser that is a member of one or both of the above named professional organizations to value the interest being transferred. If the two appraisers cannot agree on the value of the interest being transferred, the two appraisers shall mutually select a third appraiser (that meets the above described membership requirements) to value the interest being transferred together with the first two appraisers, based on a majority vote. Any valuation determined by such third appraiser shall be final, binding and conclusive. The expense of such third appraiser shall be paid by the selling Seller(s), unless the appraised value ultimately determined is more than ten percent (10%) greater than the value determined by Prime's original appraiser, in which event Prime shall bear the entire cost of the third appraiser. If the exercise of the option hereunder is after the expiration of such ninety (90) day period, then the purchase price must be mutually agreed upon by the applicable Seller(s) and Prime.

                  (d) Such purchase price shall be paid in immediately available funds at the closing of the transfer pursuant to this Section. The closing of any purchase and sale pursuant to this Section shall take place at the principal office of Prime or such other place designated by Prime and the applicable Seller(s), on the thirtieth day (or if such thirtieth day is not a business day, the next business day following the thirtieth day) following the final determination of a purchase price under subsection (c) above. At such closing, Seller shall execute all documents and take such other actions as may be reasonably necessary to deliver to Prime title to the interest transferred, free and clear of all liens, claims, encumbrances or restrictions of any kind or nature whatsoever, except those established in the Organizational Documents and other governing documents of Newco I.

          (e)  Exceptions.  Notwithstanding  the  foregoing  provisions  of this
     Section 9.8, Prime shall not be obligated to purchase any interest in Newco I pursuant to this Section if Prime is unable to obtain financing for such purchase from a third party upon reasonable market terms, after Prime and PMSI have exercised commercially reasonable efforts to obtain such financing. ----------

          9.9 Obligation to Extinguish Debt. Each of BDEC, Barnet and Dulaney agrees that it or he will take all necessary action, including, without limitation, execute any documents and pay any amounts, that may be necessary to cause the lien on certain of the Assets in favor of Camel Back Bank (described more fully on Schedule 1.4 attached hereto) to be fully, unconditionally and irrevocably released on or prior to September 30, 1999.
     ----------------------------- ------------

          9.10 Notice of Certain Transfers. Without in any manner restricting or modifying any prohibition on the sale of BDEC ownership interests by any of the owners of BDEC, each of the Sellers agrees that it must notify Prime and Newco II in writing within three (3) days of learning of any transfer of BDEC ownership interests. ---------------------------

          9.11 Fiscal Years of Newco I and Newco II. Each of the parties to this Agreement hereby agrees to vote its interests, if any, in Newco I and Newco II, and to vote in its capacity as a manager of Newco I or Newco II, if applicable, to cause the fiscal years of each of Newco I and Newco II to end annually on December 31. ------------------------------------

         9.12 Right of Offset. Each Seller agrees that Newco I and Newco II shall each have rights of offset against distributions to either BDEC and/or LASIK in respect of any ownership interest either may have in either Newco I or Newco II at any time following the Closing, for any and all debts, obligations or liabilities that any Seller may have to Prime or PMSI, including, without limitation, any liability arising out of or relating to such Seller's indemnity obligations under this Agreement or any Transaction Document. Each Seller hereby authorizes and directs Newco I and Newco II, and appoints each of Newco I and Newco II as its attorney in fact, to withhold and pay such offset amounts to Prime and to take all other actions necessary to make such payment. Each of Newco I and Newco II hereby agrees to promptly remit any and all such offset amounts to Prime upon request.

                                                     ARTICLE X

                                                   Miscellaneous

          10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the Transaction Documents) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any Transaction Document unless otherwise expressly provided therein) may be made only by ---------------------------------------------- an instrument in writing executed by each party thereto.

          10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than fifty percent (50%) of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, ---------------------- the provisions of this Agreement (and, unless otherwise expressly provided therein, of any Transaction Document) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants. Up to $3,000 of the costs and expenses incurred by Prime and associated specifically with the formation and documentation of Newco I and Newco II, including legal fees and expenses for drafting the Organizational Documents, shall be paid to Prime, or reimbursed, by Newco II.

          10.4 Severability. This Agreement (including, without limitation, the provisions contained in Section 9.3 and Section 9.4) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not ------------ destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

          10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege. ------

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under Transaction Document) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime, Newco I and  Prime Medical Operating, Inc., Prime/BDR Acquisition, L.L.C.
Newco II:                          and Prime/BDEC Acquisition, L.L.C.
                                   1301 Capital of Texas Highway
                                   Suite C-300
                                   Austin, Texas  78746
                                   Attention:  President

with a copy to:                     Mr. Timothy L. LaFrey
                                    Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                    816 Congress Avenue, Suite 1900
                                    Austin, Texas  78701

Sellers: Barnet Dulaney Eye Center, P.L.L.C., LASIK Investors, L.L.C., David D. Dulaney, M.D., Ronald W. Barnet, M.D., and Mark Rosenberg 4800 North 22nd Street
                                    Phoenix, AZ  85016


with a copy to:                                      Mr. Bert L. Campbell
                                    Vinson & Elkins, L.L.P.
                                    2300 First City Tower
                                    1001 Fannin Street
                                    Houston, Texas  77002


         Each party may change its address for purposes of this Section by proper notice to the other parties.

     10.7 Survival of Agreement. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all of the provisions of this Agreement and the Transaction Documents shall survive the Closing.

     10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and each Transaction Document shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and each Transaction Document shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or any Transaction Document. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $25,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Joe Jenkins, Cheryl Williams and John Hedrick and (ii) BDEC or LASIK, it shall mean such items as are within the actual knowledge of Pinkert, Perkins, Dulaney, Barnet or Rosenberg.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

     10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

     10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                                             [Signature pages follow]

                                                 SIGNATURE PAGE TO
                                              CONTRIBUTION AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


PRIME:                                      PRIME MEDICAL OPERATING, INC.


                                            By:/s/ Kenneth Shifrin

                                            Printed Name:Ken Shifrin

                                            Title:Chairman of the Board



BDEC:                                       BARNET DULANEY EYE CENTER, P.L.L.C.


                                            By:/s/ Ronald W. Barnet, M.D.
                                                 Ronald W. Barnet, M.D., manager

                                            By:/s/ David D. Dulaney, M.D.
                                                 David D. Dulaney, M.D., manager



LASIK:                                      LASIK INVESTORS, L.L.C.


                                            By:/s/ Ronald W. Barnet, M.D.
                                                 Ronald W. Barnet, M.D., manager

                                            By: /s/ David D. Dulaney, M.D.
                                                David D. Dulaney, M.D., manager


NEWCO I:                                    PRIME/BDR ACQUISITION, L.L.C.

                                            By:
                                               LASIK Investors, L.L.C.. - Member


                                            By:  /s/ Ronald W. Barnet, M.D.
                                                 Ronald W. Barnet, M.D., manager

                                            By:  /s/ David D. Dulaney, M.D.
                                                 David D. Dulaney, M.D., manager


                                            By:
                                          Prime Medical Operating, Inc. - Member


                                            By: /s/ Cheryl Williams
                                            Printed Name: Cheryl Williams

                                            Title: Treasurer

NEWCO II:                                   PRIME/BDEC ACQUISITION, L.L.C.

                                            By:
                                    Barnet Dulaney Eye Center, P.L.L.C. - Member


                                            By: /s/ Ronald W. Barnet, M.D.
                                                 Ronald W. Barnet, M.D., manager

                                            By:  /s/ David D. Dulaney, M.D.
                                                 David D. Dulaney, M.D., manager


                                            By:
                                          Prime Medical Operating, Inc. - Member


                                            By: /s/ Cheryl Williams
                                            Printed Name: Cheryl Williams

                                            Title: Treasurer

DULANEY:                                    /s/ David D. Dulaney, M.D.
                                            David D. Dulaney, M.D.

BARNET:                                     /s/ Ronald W. Barnet, M.D.
                                            Ronald W. Barnet, M.D.

ROSENBERG:                                   /s/ Mark Rosenberg
                                             Mark Rosenberg


PMSI:                                        PRIME MEDICAL SERVICES, INC.


                                            By:  /s/ Cheryl Williams

                                            Printed Name:Cheryl Williams

                                            Title: Treasurer

                                                 TABLE OF EXHIBITS


Exhibit A                  Form of Primary Warrants

Exhibit B                  Form of Organizational Documents of Newco I

Exhibit C                  Form of Organizational Documents of Newco II

Exhibit D                  Form of Assignment and Assumption Agreement

Exhibit E                  PMSI Financial Statements

Exhibit F                  BDEC Financial Statements

Exhibits G1
     to G5                 Credit Documents

Exhibit H                  LASIK Ownership Interest Transfer Restriction
                           Agreement

Exhibit I                  Collocation Agreement

Exhibit J                  Consulting Agreement

                                    EXHIBIT-A

                               WARRANT CERTIFICATE

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED OR RESOLD WITHOUT REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS UNLESS AN EXEMPTION FROM REGISTRATION IS THEN AVAILABLE.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                          PRIME MEDICAL SERVICES, INC.

                             Date: ________________

         This is to certify that, for value received, Barnet Dulaney Eye Center, P.L.L.C. (the "Holder") is entitled to purchase, subject to the provisions of this Warrant (including, without limitation, the vesting provisions of Section
10), from Prime Medical Services, Inc., a Texas corporation (the "Company"), Forty Four Thousand Thirty Five (44,035) shares of the Company's common stock, $.01 par value (such class of stock being referred to herein as the "Stock"), for $9.4875 per share (the "Exercise Price"). This Warrant is issued pursuant to that certain Contribution Agreement (the "Contribution Agreement"), dated effective September 1, 1999, by and among the Company, Prime Medical Operating, Inc., a Delaware corporation, the Holder, Prime/BDEC Acquisition, L.L.C., a Delaware limited liability company, Prime/BDR Acquisition, L.L.C., a Delaware limited liability company, LASIK Investors, L.L.C., a Delaware limited liability company, David D. Dulaney, M.D., Ronald W. Barnet, M.D., and Mark Rosenberg. The number of shares of Stock to be received upon the exercise of this Warrant and the Exercise Price shall be adjusted from time to time as hereinafter set forth. The shares of Stock or other securities or property deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares." Unless the context otherwise requires, the term "Warrant" or "Warrants" as used herein includes this Warrant and any other Warrant or Warrants which may be issued pursuant to the provisions of this Warrant, whether upon transfer, assignment, partial exercise, divisions, combinations, exchange or otherwise, and the term "the Holder" includes any registered transferee or transferees or registered assignee or assignees of the Holder, who in each case shall be subject to the provisions of this Warrant, and when used with reference to Warrant Shares, means the holder or holders of such Warrant Shares.

         SECTION 1. Exercise of Warrant. Subject to the provisions hereof (including, without limitation, the vesting provisions of Section 10), this Warrant may be exercised in whole or in part at any time or from time to time during the period commencing on _______________ (the "Commencement Date") and ending 5:00 P.M., Central Standard Time, on _______________ (the "Expiration Date"), by presentation and surrender to the Company at its principal office of this Warrant and the Purchase Form, attached hereto as Exhibit A, duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. The Exercise Price may be paid at the Holder's election either (i) by cash, certified or official bank check payable to the order of the Company, or (ii) by surrender of Warrants ("Net Issuance") as determined below. If the Holder elects the Net Issuance method, the Company will issue that number of Warrant Shares determined by (a) subtracting the Exercise Price from the Fair Market Value, (b) multiplying such difference by the number of shares of Warrant Shares requested to be exercised under this Warrant and (c) dividing such product by the Fair Market Value. As used in this Warrant, "Fair Market Value" shall mean the per share price of the Warrant Shares at the time of exercise, as determined by averaging the closing price per share quoted by NASDAQ on the five trading days immediately preceding the date of Exercise. If this Warrant is exercised in part only, the Company shall, promptly after presentation of this Warrant upon such exercise, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder upon the same terms and conditions as herein set forth.

         SECTION 2. Reservation of Shares. The Company shall at all times after the Commencement Date and until expiration of this Warrant reserve for issuance and delivery upon exercise of this Warrant the number of Warrant Shares as shall be required for issuance and delivery upon exercise of this Warrant.

         SECTION 3. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

                  (a) if the Stock is listed on a national securities exchange or admitted to unlisted trading privileges thereon, the current value shall be the last reported sale price of the Stock on such exchange on the last business day prior to the date of exercise of this Warrant, or if no such sale is made on such day, such price of the Stock for such immediately preceding day as such a sale occurred on such exchange; or

                  (b) if the Stock is not so listed or admitted to unlisted trading privileges, the current value shall be the mean of the last reported high and low prices of the Stock reported by a comparable exchange system selected by the Board of Directors of the Company, on the last business day prior to the date of the exercise of this Warrant; or

                  (c) if the Stock is not listed or admitted to unlisted trading privileges, and bid and asked prices are not so reported, the current value shall be an amount, not less than book value per share of Stock, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

         SECTION 4.        Transfer, Exchange, Assignment or Loss of Warrant.

         4.1 Neither this Warrant, nor any rights or interest herein, may be assigned, transferred or encumbered, in whole or in part, without the express written consent of the Company in each instance, and upon receipt of such consent may only be assigned, transferred or encumbered as provided herein so long as such assignment or transfer is in accordance with and subject to the provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (said Act and such rules and Regulations being hereinafter collectively referred to as the "Securities Act"). Any purported transfer or assignment made other than in accordance with this Section 4 shall be null and void and of no force and effect.

         4.2 Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office, with any requested assignment form duly executed and funds sufficient to pay any transfer tax. In such event the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and designate the assignee as the registered holder on the Company's records and this Warrant shall promptly be canceled.

         4.3 Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification to the Company or (in the case of mutilation) presentation of this Warrant for surrender and cancellation, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

SECTION 5. Adjustment in the Number of Warrant Shares Purchasable and Exercise Price.

         5.1 The number of shares of Stock for which this Warrant may be exercised shall be subject to adjustment as follows:

                  (a) in the event there is a subdivision or combination of the outstanding shares of Stock into a larger or smaller number of shares, the number of shares of Stock for which this Warrant may be exercised shall be increased or reduced in the same proportion as the increase or decrease in the outstanding shares of Stock;

                  (b) if the Company declares a dividend on Stock payable in Stock or securities convertible into Stock, the number of shares of Stock for which this Warrant may be exercised shall be increased, as of the record date for determining which holders of Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares of Stock as a result of such dividend;

                  (c) if the Company decides to offer rights to all holders of Stock which entitle them to subscribe to additional Stock or securities convertible into Stock, the Company shall give written notice of any such proposed rights offering to the Holder at least fifteen days prior to the proposed record date in order to permit the Holder to exercise this Warrant on or before such record date. There shall be no adjustment in the number of shares of Stock for which this Warrant may be exercised or the Exercise Price by virtue of such rights offering or by virtue of any sale of any class of securities of the Company pursuant to such rights offering.

         5.2 In the event at any time prior to the expiration of this Warrant of any reorganization or reclassification of the outstanding shares of Stock (other than a change in par value, or from no par value to par value, or from par value to no par value, or as a result of a subdivision or combination), the Holder shall have the right, but not the obligation, to exercise this Warrant. Upon such exercise, Holder shall have the right to receive the same kind and number of shares of stock and other securities, cash or other property as would have been distributed to the Holder upon such reorganization or reclassification had Holder exercised this Warrant immediately prior to such reorganization or reclassification. The Holder shall pay upon such exercise the Exercise Price that otherwise would have been payable pursuant to the terms of this Warrant. If any such reorganization or reclassification results in a cash distribution in excess of the Exercise Price provided by this Warrant, the Holder may, at Holder's option, exercise this Warrant without making payment of the Exercise Price, and in such case the Company shall, upon distribution to Holder, consider the Exercise Price to have been paid in full, and in making settlement to Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder.

         5.3 If the Company shall, at any time prior to the expiration of this Warrant, dissolve, liquidate or wind up its affairs, the Holder shall have the right, but not the obligation, to exercise this Warrant. Upon such exercise
Holder shall have the right to receive, in lieu of the shares of Stock that Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to Holder upon any such dissolution, liquidation or winding up with respect to such shares of Stock had Holder been the holder of record of such shares of Stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution. If any dissolution, liquidation or winding up results in any cash distribution in excess of the Exercise Price provided for by this Warrant, Holder may, at Holder's option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Company shall, upon distribution to Holder, consider the Exercise Price to have been paid in full, and in making settlement to Holder shall deduct an amount equal to the Exercise Price from the amount payable to Holder.

         5.4 In the event that, at any time prior to the expiration of this Warrant, the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or more than 50 percent of the outstanding voting securities of the Company are owned by another corporation as a result of such merger or consolidation, then at the election of the Board of Directors of the Company (i) the successor entity shall assume the Company's obligations hereunder and Holder shall be entitled, upon exercise of this Warrant, to receive in lieu of shares of Stock shares of such stock or other securities as the holders of shares of Stock received pursuant to the terms of the merger or consolidation or (ii) this Warrant may be canceled by the Board of Directors of the Company as of the effective date of any such merger or consolidation, provided that (x) notice of such cancellation shall be given to Holder, and (y) Holder shall have the right to exercise this Warrant in full during a thirty (30) day period preceding the effective date of such merger or consolidation.

         5.5 The Company may retain a firm of independent public accountants of recognized standing (who may be any such firm regularly employed by the Company) to make any computation required under this Section 5, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section.

         5.6 Whenever the number of shares of Stock purchasable upon the exercise of this Warrant is adjusted as herein provided, the Exercise Price shall be adjusted by multiplying the applicable Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Stock purchasable upon exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of shares of Stock purchasable immediately after such adjustment.

         SECTION 6. Officer's Certificate. Whenever the number of Warrant Shares or the Exercise Price shall be adjusted as required by the provisions of Section 5 hereof, the Company forthwith shall file in the custody of its secretary or an assistant secretary, at its principal office, a certificate of the chief executive officer of the Company setting forth the number and kind of shares purchasable, as so adjusted, stating that such adjustments in the number or kind of shares or other securities conform to the requirements of Section 5 of this Warrant, and setting forth a brief statement of the facts accounting for such adjustments. Promptly after receipt of such certificate, the Company will deliver, by first-class mail, postage prepaid, a brief summary thereof (to be supplied by the Company) to the Holder; provided however, that failure to file or to give any notice required under this Subsection, or any defect therein, shall not affect the legality or validity of any such adjustments under Section
5. Each such officer's certificate shall be made available at all reasonable times during reasonable hours for inspection by Holder.

         SECTION 7. Cancellation of Warrant. This Warrant may be revoked and cancelled by the Company upon (i) the occurrence of certain events specified in the Contribution Agreement, (ii) any breach, or threatened breach by BDEC or Holder of the Contribution Agreement or any Transaction Document (as defined in the Contribution Agreement) to which either BDEC or Holder is a party, (iii) any breach or threatened breach by BDEC or Holder of any other contract or agreement entered into at any time by BDEC or Holder and to which the Company or any of the Company's subsidiaries or affiliates is a party or named beneficiary, and
(iv) upon any transfer or encumbrance or attempted transfer or encumbrance by Holder of this Warrant or any rights hereunder or interest herein in violation of the provisions of Section 4 hereof.

         SECTION 8. Notice to Holder. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Stock otherwise than in cash or (ii) if the Company shall offer to the holders of Stock for subscription or purchase by them any shares of any class or any other rights or (iii) if there shall be any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company, or voluntary or involuntary dissolution, liquidation or winding up of the Company, then in any such event, the Company shall cause to be mailed by certified mail to Holder, at least twenty (20) days prior to the relevant date described below, a notice containing a brief description of the proposed action and stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution or rights, or such reclassification, reorganization, consolidation, merger, conveyance, lease or transfer, dissolution, liquidation or winding up and the date or expected date as of which the holders of Stock of record shall be entitled to exchange their shares of Stock for securities or other property deliverable upon such event.

         SECTION 9. Warrant Certificate Holder Not Deemed a Stockholder. Holder shall not, solely because of holding the warrant, be entitled to vote, receive dividends or be deemed the holder of Stock or any other securities of the Company which may at any time be issuable on the exercise of the Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any time thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger conveyance or otherwise), or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 8 hereof), or to receive dividend or subscription rights, or otherwise, until such Warrant Certificate shall have been exercised in accordance with the provisions hereof and the Warrant Shares shall have been issued.

         SECTION 10. Vesting. Assuming Holder complies with all of the terms and conditions contained in this Warrant, all of Holder's rights under this Warrant (including, without limitation, Holder's rights to acquire common stock pursuant to this Warrant) shall vest twenty five percent (25%) upon each one-year anniversary of the date of this Warrant.

SECTION 11. Agreement of Holder. The Holder, by accepting this Warrant consents and agrees with

     (a) The Warrants are transferable on the registry books of the Company only upon the terms and conditions set forth in this Warrant; and

                  (b) The Company may deem and treat the person in whose name the Warrant is registered as the absolute owner of the Warrant
         (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company or the Warrant Agent) for all purposes whatever and the Company shall not be affected by any notice to the contrary, except as set forth in Section 4 of this Warrant.

SECTION 12. Governing Law. This Warrant shall be construed in accordance with the laws of the State of Texas applicable to contracts executed and to be performed wholly within such state.

         SECTION 13. Notice. Notices and other communications to be given to Holder of the Warrant evidenced hereby shall be delivered by hand or by first-class mail, postage prepaid, to Barnet Dulaney Eye Center, P.L.L.C., 4800 North 22nd Street, Phoenix, Arizona 85016, Attn: President (until another address is filed in writing by the Holder with the Company). Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand or by first-class mail, postage prepaid to the Company at 1301 Capital of Texas Highway, Suite C-300, Austin, Texas 78746, or such other address as the Company shall have designated by written notice to such registered owner is herein provided. Notice by mail shall be deemed given when deposited in the United States mail, postage prepaid, as herein provided.

         SECTION 14. Successors. All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder, and all covenants and provisions of this Warrant by or for the benefit of the Holder of this Warrant shall bind and inure to the benefit of the registered holder of the Warrants.

SECTION 15. Termination. This Warrant shall terminate as of the earliest of: (a) the close of business on the Expiration Date, (b) the date upon which all rights hereunder shall have been exercised or redeemed or (c) upon its cancellation pursuant to Section 7 of this Warrant.

         SECTION 16. Benefits of this Agreement. Nothing in this Warrant Certificate shall be construed to give to any person or corporation other than the Company, and its respective successors and assigns hereunder and the Holder of any legal or equitable right, remedy or claim hereunder, but shall be for the sole and exclusive benefit of the Company and its respective successors and assigns hereunder and the Holder.

                            [Signature page follows]

                                SIGNATURE PAGE TO

                               WARRANT CERTIFICATE

         IN WITNESS WHEREOF, the Company has executed this Warrant as of the date set forth above.

                                     PRIME MEDICAL SERVICES, INC.

                                      By:  ___________________________________

                                      Printed Name:  ___________________________

                                      Title:  __________________________________


                                    EXHIBIT A

                                  PURCHASE FORM

TO:  Prime Medical Services, Inc., Secretary

(1) The undersigned Holder hereby elects to purchase _______ shares of the common stock, $.01 par value, of Prime Medical Services, Inc., a Delaware corporation ("PMSI"), pursuant to the terms of the Warrant Agreement dated the 1st day of August, 1999 (the "Warrant Agreement") between PMSI and the Holder, and tenders herewith payment in full of the Exercise Price (as defined in the Warrant Agreement) for such shares of common stock using (check only one):

         [  ]  cash
         [  ]  certified check

         [  ]  Net Issuance Method (as defined in the Warrant Agreement)

(2) The undersigned also tenders herewith all applicable transfer taxes, if any, using cash or certified check.

(3) Please issue a certificate or certificates representing said shares of PMSI common stock in the name of the undersigned or in such other name as is specified below.

---------------------------------
(Name)
---------------------------------
(Address)


HOLDER: _________________________

By: _________________________
Title: _________________________
Date: _________________________

                                    EXHIBIT-B

                       LIMITED LIABILITY COMPANY AGREEMENT

                        OF PRIME/BDR ACQUISITION, L.L.C.
     Organized under the Delaware Limited Liability Company Act (the "Act").

                                   ARTICLE I.

                                NAME AND LOCATION

     Section 1.1. Name. The name of this limited liability company is Prime/BDR Acquisition, L.L.C. (the "Company").

         Section 1.2. Members. The only members of the Company upon the execution of this Limited Liability Company Agreement (this "Agreement") shall be Prime Medical Operating, Inc, a Delaware corporation ("Prime"), and LASIK Investors L.L.C., a Delaware limited liability company ("LASIK"). For purposes of this Agreement, the "Members" shall include such named members and any new members admitted pursuant to the terms of this Agreement, but does not include any person or entity who has ceased to be a member in the Company.

     Section 1.3. Principal Office. The principal office of the Company shall be located in 1301 Capital of Texas Hwy., Suite C-300, Austin, Texas 78746-6550, or such other location as may be selected by the Members.

     Section 1.4. Registered Agent and Address. The name of the registered agent and the address of the registered office of the Company as set forth in the Certificate of Formation of the Company are:

                                            The Corporation Trust Company
                                            1209 Orange Street
                                            Wilmington, Delaware 19801

     Section 1.5. Other Offices. Other offices and other facilities for the transaction of business shall be located at such places as the Managers may from time to time determine.

         Section 1.6 Contribution Agreement. The Company was initially formed with a single member, LASIK, for the purpose of consummating the transactions contemplated by that certain Contribution Agreement dated effective September 1, 1999, by and among Prime, Prime Medical Services, Inc., a Delaware corporation ("PMSI"), LASIK, Barnet Dulaney Eye Center, P.L.L.C., an Arizona professional limited liability company, the Company, Prime/BDEC Acquisition, L.L.C., a Delaware limited liability company, David D. Dulaney, M.D., Ronald W. Barnet, M.D., and Mark Rosenberg (the "Contribution Agreement"). The parties have executed this Agreement upon consummation of the transactions contemplated by the Contribution Agreement. This agreement supercedes and replaces any prior membership agreement or other governing or organizational document of the Company.

                                   ARTICLE II.

                                   MEMBERSHIP

     Section 2.1. Members' Interests. The "Membership Interest" of each Member is set forth on Exhibit A.

     Section 2.2. Admission to Membership. The admission of new Members shall be only by the unanimous vote of the Members. If new members are admitted, this Agreement shall be amended to reflect each Member's revised Membership Interest.

     Section 2.3. Property Rights. No Member shall have any right, title, or interest in any of the property or assets of the Company.

     Section 2.4. Liability of Members. No Member of the Company shall be personally liable for any debts, liabilities, or obligations of the Company, including under a judgment decree, or order of court.

         Section 2.5. Transferability of Membership. Except as provided below, Membership Interests in the Company are transferable only with the unanimous written consent of all Members. If such unanimous written consent is not obtained when required, the transferee shall be entitled to receive only the share of profits or other compensation by way of income and the return of contributions to which the transferor Member otherwise would be entitled. Notwithstanding the foregoing, (i) the Membership Interests of Prime may be freely transferred, without consent, to any entity that is then owned or controlled, directly or indirectly, by PMSI (or its successor in interest), (ii) the Membership Interests of any Member may be freely assigned, pledged or otherwise transferred, without consent, to secure any debt, liability or obligation owed to Prime by the Company, any Member or any entity affiliated with the Company, (iii) the Membership Interests of any Member may be freely assigned, pledged or otherwise transferred, without consent, in favor of the Lender(s) under, or by the Lender(s) as a result of the enforcement of any security interest arising pursuant to, that certain Senior Credit Facility (the "Credit Facility") of PMSI, (iv) the Membership Interests of any Member may be freely transferred, without consent, pursuant to and in accordance with the express terms and conditions of the Contribution Agreement, and (iv) the pledge by LASIK (pursuant to Section 6.3 of the Contribution Agreement) of its right to receive distributions from the Company in respect of its Membership Interest shall not be deemed to violate any provision of this Agreement..

         Section 2.6. Resignation of Members. A Member may not withdraw from the Company except on the unanimous consent of the remaining Members. The terms of the Members withdrawal shall be determined by agreement between the remaining Members and the withdrawing Member.

                                  ARTICLE III.

                                MEMBERS' MEETINGS

         Section 3.1. Time and Place of Meeting. All meetings of the Members shall be held at such time and at such place within or without the State of Delaware as shall be determined by the Managers.

         Section 3.2. Annual Meetings. In the absence of an earlier meeting at such time and place as the Managers shall specify, annual meetings of the Members shall be held at the principal office of the Company on the date which is thirty (30) days after the end of the Company's fiscal year if not a legal holiday, and if a legal holiday, then on the next full business day following, at 10:00 a.m., at which meeting the Members may transact such business as may properly be brought before the meeting.

     Section 3.3. Special Meetings. Special meetings of the Members may be called at any time by any Member. Business transacted at special meetings shall be confined to the purposes stated in the notice of the meeting.

         Section 3.4. Notice. Written or printed notice stating the place, day and hour of any Members' meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than thirty (30) days before the date of the special meeting, either personally or by mail, by or at the direction of the person calling the meeting, to each Member entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered three (3) days after it is deposited in the United States mail, postage prepaid, to the Member at his address as it appears on the records of the Company at the time of mailing.

         Section 3.5. Quorum. Members present in person or represented by proxy, holding more than fifty percent (50%) of the total votes which may be cast at any meeting shall constitute a quorum at all meetings of the Members for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the Members, the Members entitled to vote, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. When any adjourned meeting is reconvened and a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. Once a quorum is constituted, the Members present or represented by proxy at a meeting may continue to transact business until adjournment, notwithstanding the subsequent withdrawal therefrom of such number of Members as to leave less than a quorum.

         Section 3.6. Voting. When a quorum is present at any meeting, the vote of the Members, whether present or represented by proxy at such meeting, holding more than fifty percent (50%) of the total votes which may be cast at any meeting shall be the act of the Members, unless the vote of a different number is required by the Act, the Certificate of Formation or this Limited Liability Company Agreement. Each Member shall be entitled to one vote for each percentage point represented by their Membership Interest. Fractional percentage point interests shall be entitled to a corresponding fractional vote.

         Section 3.7. Proxy. Every proxy must be executed in writing by the Member or by his duly authorized attorney-in-fact, and shall be filed with the Secretary of the Company prior to or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided therein. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law.

         Section 3.8. Action by Written Consent. Any action required or permitted to be taken at any meeting of the Members may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Members entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a unanimous vote of Members.

         Section 3.9. Meetings by Conference Telephone. Members may participate in and hold meetings of Members by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                   ARTICLE IV.

                        MEMBERSHIP CAPITAL CONTRIBUTIONS

         Except for each Member's initial capital contribution made in connection with the formation of the Company, no capital contributions shall be required of any Member without the approval of all the Members to raise additional capital, and only then proportionately as to each Member.

                                   ARTICLE V.

                             DISTRIBUTION TO MEMBERS

         The Company shall not distribute (or allow to be distributed) to its members, with respect to their respective membership interests, any cash or other property of the Company or its subsidiaries if, at the time of the proposed distribution, any amounts (whether principal or interest) are outstanding under the Credit Documents or the Target Center Lending Documents (as such terms are defined in the Contribution Agreement). Furthermore, the Company shall pay all available cash flow to Prime in payment of the Company's outstanding obligations, if any, under the Working Capital Line and Development Facility (as such terms are defined in the Contribution Agreement), irrespective of whether such payments exceed the minimum required payments under the Working Capital Line and Development Facility. For purposes of allocating such payments among any two or more of such outstanding obligations, such payments shall be allocated pro rata, based upon the respective balances of such obligations, unless (i) a greater portion of the payment is required to be paid toward a given obligation in order to prevent a default with respect to that obligation (but only to the extent necessary to prevent such a default) or (ii) eighty percent (80%) of the managers of the Company elect to allocate the payments in a different manner.

         Notwithstanding the foregoing, as long as no party other than PMSI or Prime is in default under the Contribution Agreement or any other Transaction Document (as defined in the Contribution Agreement, but excluding, however, the Credit Documents and the Target Center Lending Documents), then, to the extent that (but only to the extent that) the Company possesses the cash flow necessary (in the reasonable discretion of a majority of its managers) to pay its liabilities in the ordinary course consistent with past practices, the Company agrees to make quarterly estimates of its taxable income for the current tax year and, if not prohibited by law, distribute quarterly (the "Quarterly Distributions") an amount that would cover the federal and state income taxes required to be paid by its members with respect such taxable income, based on each member's then current proportionate interest in the Company, assuming that all members pay income taxes on the Company's taxable earnings at a rate equal to the highest effective individual tax rate in effect from time to time (the "Assumed Tax Rate"); provided, further, that the Company shall determine its actual taxable income at the end of each taxable year and (A) if the Quarterly Distributions in a given year should have been higher based on the amount of actual taxable income for that year, promptly distribute the amounts necessary to eliminate such deficiency or (B) if the Quarterly Distributions in a given year should have been lower based on the amount of actual taxable income for that year, withhold dollar for dollar from the first following Quarterly Distribution, and then against subsequent Quarterly Distributions in a like manner, the amounts necessary to eliminate such surplus.

         Subject to the foregoing, the Managers shall determine, in their sole discretion, the amount and timing of all distributions from the Company. Distributions shall be divided among the Members in accordance with their Membership Interests. Distributions in kind shall be made on the basis of agreed value as determined by the Members. In no event may the Company make a distribution to its Members if, immediately after giving effect to the distribution, all liabilities of the Company, other than liabilities to the Members with respect to their interests and liabilities for which the recourse of creditors is limited to specified property of the Company, exceed the fair value of the Company's assets; except that the fair value of property that is subject to liability for which recourse of creditors is limited, shall be included in the Company assets only to the extent that the fair value of the property exceeds that liability. Except as contemplated in this Article V, no distributions of cash or other assets of the Company shall be made to the Members in their capacity as owners of the Company.

                                   ARTICLE VI.

              ALLOCATION OF NET PROFITS AND LOSSES FOR TAX PURPOSES

         For accounting and income tax purposes, all items of income, gain, loss, deduction, and credit of the Company for any taxable year shall be allocated among the Members in accordance with their respective Membership Interests, except as may be otherwise required by the Internal Revenue Code of 1986, as amended.

                                  ARTICLE VII.

                           DISSOLUTION AND WINDING UP

     Section 7.1. Dissolution. Notwithstanding any provision of the Act, the Company shall be dissolved only upon the first of the following to occur:

               (a) Forty (40) years from the date of filing the Certificate of Formation of the Company;

               (b)  Written   consent  of  all  the  then  current   Members  to
          dissolution;

                  (c) The bankruptcy of a Member, unless there is at least one remaining Member and such Member or, if more than one remaining Member, all remaining Members agree to continue the Company and its business.

         Section 7.2.  Winding Up.  Unless the Company is continued  pursuant to
Section 7.1(c) of this Article VII., in the event of dissolution of the Company, the Managers (excluding any Manager(s) holding office pursuant to designation by a Member subject to bankruptcy proceedings) shall wind up the Company's affairs as soon as reasonably practicable. On the winding up of the Company, the Managers shall pay and/or transfer the assets of the Company in the following order:

                    (a)  In  discharging   liabilities   (including  loans  from
               Members) and the expenses of concluding  the  Company's  affairs;
               and

                    (b) The  balance,  if any,  shall  be  divided  between  the
               Members in accordance with the Members' Membership Interests.

                                  ARTICLE VIII.

                                    MANAGERS

         Section 8.1. Selection of Managers. Management of the Company shall be vested in the Managers. Initially, the Company shall have five (5) Managers, being Ken Shifrin, Cheryl Williams, and Joe Jenkins, M.D., (as the initial Manager designees of Prime), David D. Dulaney, M.D., and Ronald W. Barnet, M.D. (as the initial Manager designees of LASIK). Thereafter, for so long as there are five (5) Managers, (a) Prime shall be entitled to designate three (3) of the Managers; and (b) LASIK shall be entitled to designate the remaining two (2) of the Managers. Notwithstanding the foregoing, a Member shall not be entitled to designate any Manager unless its Membership Interest: (x) has not (other than as allowed under Section 2.5 of this Agreement) been transferred, repurchased, assigned, pledged, hypothecated or in any way alienated; and (y) equals or exceeds forty percent (40%) of the aggregate Membership Interests; provided, however, that if the immediately preceding subsection (y) shall apply to LASIK solely because of an exercise by LASIK of its put rights under Section 9.8 of the Contribution Agreement, then LASIK shall, unless and until there is an additional decrease in it Membership Interest other than pursuant to Section 9.8 of the Contribution Agreement, be entitled to designate only one Manager in the manner provided above. The Members may, by unanimous vote of all Members, from time to time, change the number of Managers of the Company and remove or add Managers accordingly. A Manager shall serve as a Manager until their resignation or removal pursuant to Section 8.2 or 8.3 of this Article VIII. Managers need not be residents of the State of Delaware or Members of the Company.

         Section 8.2. Resignations. Each Manager shall have the right to resign at any time upon written notice of such resignation to the Members. Unless otherwise specified in such written notice, the resignation shall take effect upon the receipt thereof, and acceptance of such resignation shall not be necessary to make same effective. The Member who designated a resigning manager shall be entitled to designate the successor thereto and all Members agree to take such action as may be necessary to cause the election of all such successor Managers.

         Section 8.3. Removal of Managers. Any Manager may be removed, for or without cause, at any time, but only by the Member who designated such Manager, upon the written notice to all Members. The Member who designated such removed Manager shall be entitled to designate the successor thereto and all Members agree to take such action as may be necessary to cause the election of all such successor Managers.

         Section 8.4. General Powers. The business of the Company shall be managed by its Managers, which may, by the vote or written consent in accordance with this Agreement, exercise any and all powers of the Company and do any and all such lawful acts and things as are not by the Act, the Certificate of Formation or this Limited Liability Company Agreement directed or required to be exercised or done by the Members, including, but not limited to, contracting for or incurring on behalf of the Company debts, liabilities and other obligations, without the consent of any other person, except as otherwise provided herein.

     Section 8.5. Place of Meetings. The Managers of the Company may hold their meetings, both regular and special, either within or without the State of Delaware.

         Section 8.6. Annual Meetings. The annual meeting of the Managers shall be held without further notice immediately following the annual meeting of the Members, and at the same place, unless by unanimous consent of the Managers that such time or place shall be changed.

     Section 8.7. Regular Meetings. Regular meetings of the Managers may be held without notice at such time and place as shall from time to time be determined by the Managers.

     Section 8.8. Special Meetings. Special meetings of the Mangers may be called by any Manager on seven (7) days notice to each Manager, with such notice to be given personally, by mail or by telecopy, telegraph or mailgram.

         Section 8.9. Quorum and Voting. At all meetings of the Managers the presence of at least four (4) Managers shall be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the Managers present at any meeting at which there is a quorum shall be the act of the Managers, except as may be otherwise specifically provided by the Act, the Contribution Agreement, the Certificate of Formation or this Agreement. If a quorum shall not be present at any meeting of Managers, the Managers present there may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be present. Notwithstanding any voting, quorum, or other provisions of this Agreement to the contrary, the affirmative vote of at least four (4) Managers shall be required to effect any of the following actions:

               (a) any amendment, modification or waiver of any provision of the Company's Certificate of Formation or this Agreement;

               (b) effecting any mergers, consolidations or combinations of the Company with other entities;

               (c) dissolving, liquidating, or filing bankruptcy or seeking relief under any debtor relief law;

               (d) entering into a transaction or other action with a Member or Manager;

                  (e) borrowing or incurring any indebtedness, other than open accounts payable to unaffiliated third parties, or granting any collateral or security (by way of guaranty or otherwise) for any indebtedness or obligation, that exceeds (in any single transaction or directly related series of transactions) $25,000;

                  (f) purchasing or leasing assets or property, or entering into any contract or obligation, which obligates the Company to pay in excess of $25,000 in one or any directly related series of installments;

               (g) selling, leasing or otherwise transferring substantially all of the Company's assets other than in the ordinary course of the Company's business;

                  (h) except as expressly set forth in Section 9.12 of the Contribution Agreement, allocating to the Company any costs or expenses that are paid or incurred by any Member or its affiliates (excluding the Company), or paid by the Company but reimbursable by any Member or its affiliates (excluding the Company), in each instance;

                  (i)   issuance of any ownership interest in the Company; and

                  (j) disposition, sale, assignment or other transfer by the Company of any interest it owns in the Company, except that such interest may be extinguished without the approval required under this Section.

         Section 8.10. Committees. The Managers may, by resolution passed by eighty percent (80%) of the Managers, designate committees, each committee to consist of two or more Managers (at least one of which must be a Manager designee of Prime and one of which must be a Manager designee of LASIK), which committees shall have such power and authority and shall perform such functions as may be provided in such resolution. Such committee or committees shall have such name or names as may be designated by the Managers and shall keep regular minutes of their proceedings and report the same to the Managers when required.

         Section 8.11. Compensation of Managers. The Members shall have the authority to provide, by unanimous approval, that any one or more of the Managers shall not be compensated, and may, by unanimous approval, fix any compensation (which may include expenses) they elect to pay to any one or more of the Managers.

         Section 8.12. Action by Written Consent. Any action required or permitted to be taken at any meeting of the Managers or of any committee designated by the Managers may be taken without a meeting if written consent, setting forth the action so taken, is signed by all the Managers or of such committee, and such consent shall have the same force and effect as a unanimous vote at a meeting.

         Section 8.13. Meetings by Conference Telephone. Managers or members of any committee designated by the Managers may participate in and hold a meeting of the Managers or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     Section 8.14. Liability of Managers. No Manager of the Company shall be personally liable for any debts, liabilities, or obligations of the Company, including under a judgment, decree, or order of the court.

         Section 8.15. Specific Power of Managers. The Managers shall have the authority to enter into and execute all documents in relation to the formation of the Company including, but not limited to, issuance of the Certificate of Formation and this Limited Liability Company Agreement.

                                   ARTICLE IX.

                                     NOTICES

         Section 9.1. Form of Notice. Whenever under the provisions of the Act, the Certificate of Formation or this Limited Liability Company Agreement notice is required to be given to any Manager or Member, and no provision is made as to how such notice shall be given, notice shall not be construed to mean personal notice only, but any such notice may also be given in writing, by mail, postage prepaid, addressed to such Manager or Member at such address as appears on the books of the Company, or by telecopy, telegraph or mailgram. Any notice required or permitted to be given by mail shall be deemed to be given three (3) days after it is deposited, postage prepaid, in the United States mail as aforesaid.

         Section 9.2. Waiver. Whenever any notice is required to be given to any Manager or Member of the Company under the provision of the Act, the Certificate of Formation or this Limited Liability Company Agreement, a waiver thereof in writing signed by the person or persons entitled to such notice, whether signed before or after the time stated in such waiver, shall be deemed equivalent to the giving of such notice.

                                   ARTICLE X.

                                    OFFICERS

         Any Manager may also serve as an officer of the Company. The Managers may designate one or more persons who are not Managers of the Company to serve as officers and may designate the titles of all officers. The initial officers of the Company shall be: Ken Shifrin, Chairman of the Board; Joe Jenkins, M.D., President; Cheryl Williams, Vice President, Secretary and Chief Financial Officer; and Mark Rosenberg, Vice President. Unless otherwise provided in a resolution of the Members or Managers the officers of the Company shall have the powers designated with respect to such offices under the Delaware Limited Liability Company Act, and any successor statute, as amended from time-to-time.

                                   ARTICLE XI.

                                    INDEMNITY

         Section 11.1. Indemnification. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding (whether or not by or in the right of the Company), by reason of the fact that such person is or was a manager, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, manager, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, employee benefit plan, other enterprise, or other entity, against all judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses (including attorneys' fees and court costs) actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent permitted by any applicable law, and such indemnity shall inure to the benefit of the heirs, executors and administrators of any such person so indemnified pursuant to this Article XI. The right to indemnification under this Article XI shall be a contract right and shall not be deemed exclusive of any other right to which those seeking indemnification may be entitled under any law, bylaw, agreement, vote of members or disinterested managers or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Any repeal or amendment of this Article XI by the Members of the Company or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and shall not adversely affect the indemnification of any person who may be indemnified at the time of such repeal or amendment.

         Section 11.2. Indemnification Not Exclusive. The rights of indemnification and reimbursement provided for in this Article XI shall not be deemed exclusive of any other rights to which any such Manager, officer, employee or agent may be entitled under the Certificate of Formation, this Limited Liability Company Agreement, agreement or vote of Members, or as a matter of law or otherwise.

         Section  11.3.  Other  Indemnification  Clauses.   Notwithstanding  the
foregoing, this Article XI shall not be construed to contradict the indemnification provision of the Contribution Agreement. Notwithstanding anything contained herein, this Article XI shall be ineffectual and shall not permit or require indemnification for all, or any, losses, costs, liabilities, claims or expenses arising, directly or indirectly, from any action or omission permitting or requiring indemnification under the Contribution Agreement; and in no event may any indemnity be allowed under this Agreement or pursuant to any provision of the Act for an amount paid or payable pursuant to the indemnification provisions of the Contribution Agreement.

                                  ARTICLE XII.

                                  MISCELLANEOUS

     Section 12.1. Fiscal Year. The fiscal year of the Company shall be fixed by resolution of the Managers.

     Section 12.2. Records. At the expense of the Company, the Managers shall maintain records and accounts of all operations of the Company. At a minimum, the Company shall keep at its principal place of business the following records:

               (a) A current list of the name and last known mailing address of each Member;

               (b) A current list of each Member's Membership Interest;

                  (c) A copy of the Certificate of Formation and Limited Liability Company Agreement of the Company, and all amendments thereto, together with executed copies of any powers of attorney;

               (d) Copies of the Federal, state, and local income tax returns and reports for the Company's six most recent tax years; and

               (e) Correct and complete books and records of account of the Company.

         Section 12.3. Seal. The Company may by resolution of the Managers adopt and have a seal, and said seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced. Any officer of the Company shall have authority to affix the seal to any document requiring it.

     Section 12.4. Agents. Every Manager and Officer is an agent of the Company for the purpose of the business. The act of a Manager or Officer, including the execution in the name of the Company of any instrument for carrying on in the usual way the business of the Company, binds the Company.

         Section 12.5. Checks. All checks, drafts and orders for the payment of money, notes and other evidences of indebtedness issued in the name of the Company shall be signed by such officer, officers, agent or agents of the Company and in such manner as shall from time to time be determined by resolution of the Managers. In the absence of such determination by the Mangers, such instruments shall be signed by the Treasurer or the Secretary and countersigned by the President or a Vice President of the Company, if the Company has such officers.

     Section 12.6. Deposits. All funds of the Company shall be deposited from time to time to the credit of the Company in such banks, trust companies or other depositories as the Managers may select.

         Section 12.7. Annual Statement. The Managers shall present at each annual meeting, and, when called for by vote of the Members, at any special meeting of the Members, a full and clear statement of the business and condition of the Company.

         Section 12.8. Financial Statements. As soon as practicable after the end of each fiscal year of the Company, a balance sheet as at the end of such fiscal year, and a profit and loss statement for the period ended, shall be distributed to the Members, along with such tax information (including all information returns) as may be necessary for the preparation of each Member of its Federal, state and local income tax returns. The balance sheet and profit and loss statement referred to in the previous sentence may be as shown on the Company's federal income tax return.

         Section 12.9. Binding Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

                                  ARTICLE XIII.

                                   AMENDMENTS

         Section 13.1. Amendments. This Agreement may be altered, amended or repealed and a new limited liability company agreement may be adopted, only in accordance with the provisions of Section 8.9, but otherwise at any regular meeting or at any special meeting called for that purpose, or by execution of a written consent in accordance with the provisions of Section 3.8.

         Section 13.2. When Limited Liability Company Agreement Silent. It is expressly recognized that when the Limited Liability Company Agreement is silent or in conflict with the requirements of the Act as to the manner of performing any Company function, the provisions of the Act shall control.

                            [Signature page follows]

                                SIGNATURE PAGE TO

                                             LIMITED LIABILITY COMPANY AGREEMENT

         IN WITNESS WHEREOF, the undersigned Members hereby adopt this Limited Liability Company Agreement as the Limited Liability Company Agreement of the Company, effective as of the 1st day of September, 1999.

                                                     LASIK Investors, L.L.C.

                                              By:
                                                 Ronald W. Barnet, M.D., manager

                                              By:
                                                 David D. Dulaney, M.D., manager

                          Prime Medical Operating, Inc.

                                                     By:

                                                     Printed Name:

                                                     Title:

                                    EXHIBIT A

                               OWNERSHIP INTERESTS

Name                                                     Ownership Percentage

Prime                                                           60%

LASIK                                                           40%

                                   EXHIBIT-C

                       LIMITED LIABILITY COMPANY AGREEMENT
                        OF PRIME/BDEC ACQUISITION, L.L.C.
     Organized under the Delaware Limited Liability Company Act (the "Act").

                                   ARTICLE I.
                                NAME AND LOCATION

     Section 1.1. Name. The name of this limited liability company is Prime/BDEC Acquisition, L.L.C. (the "Company"). ----

         Section 1.2. Members. The only members of the Company upon the execution of this Limited Liability Company Agreement (this "Agreement") shall be Prime Medical Operating, Inc, a Delaware corporation ("Prime"), and Barnet Dulaney Eye Center, P.L.L.C., an Arizona professional limited liability company ("BDEC"). For purposes of this Agreement, the "Members" shall include such named members and any new members admitted pursuant to the terms of this Agreement, but does not include any person or entity who has ceased to be a member in the Company.

     Section 1.3. Principal Office. The principal office of the Company shall be located in 1301 Capital of Texas Hwy., Suite C-300, Austin, Texas 78746-6550, or such other location as may be selected by the Members. ----------------

     Section 1.4. Registered Agent and Address. The name of the registered agent and the address of the registered office of the Company as set forth in the Certificate of Formation of the Company are: -----------------------------
                                            The Corporation Trust Company
                                            1209 Orange Street
                                            Wilmington, Delaware 19801

     Section 1.5. Other Offices. Other offices and other facilities for the transaction of business shall be located at such places as the Managers may from time to time determine. -------------

         Section 1.6 Contribution Agreement. The Company was initially formed with a single member, BDEC, for the purpose of consummating the transactions contemplated by that certain Contribution Agreement dated effective September 1, 1999, by and among Prime, Prime Medical Services, Inc., a Delaware corporation ("PMSI"), BDEC, the Company, Prime/BDR Acquisition, L.L.C., a Delaware limited liability company, LASIK Investors, L.L.C., a Delaware limited liability company, David D. Dulaney, M.D., Ronald W. Barnet, M.D., and Mark Rosenberg (the "Contribution Agreement"). The parties have executed this Agreement upon consummation of the transactions contemplated by the Contribution Agreement. This agreement supercedes and replaces any prior membership agreement or other governing or organizational document of the Company.

                                                    ARTICLE II.
                                                    MEMBERSHIP

     Section 2.1. Members' Interests. The "Membership Interest" of each Member is set forth on Exhibit A. ------------------ ---------

     Section 2.2. Admission to Membership. The admission of new Members shall be only by the vote of the Managers pursuant to Section 8.9 hereof. If new Members are admitted, this Agreement shall be amended to reflect each Member's revised Membership Interest. -----------------------

     Section 2.3. Property Rights. No Member shall have any right, title, or interest in any of the property or assets of the Company. ---------------

     Section 2.4. Liability of Members. No Member of the Company shall be personally liable for any debts, liabilities, or obligations of the Company, including under a judgment decree, or order of court. --------------------

         Section 2.5. Transferability of Membership. Except as provided below, Membership Interests in the Company are transferable only with the unanimous written consent of all Members. If such unanimous written consent is not obtained when required, the transferee shall be entitled to receive only the share of profits or other compensation by way of income and the return of contributions to which the transferor Member otherwise would be entitled. Notwithstanding the foregoing, (i) the Membership Interests of Prime may be freely transferred, without consent, to any entity that is then owned or controlled, directly or indirectly, by Prime Medical Services, Inc., a Delaware corporation (or its successor in interest), (ii) the Membership Interests of any Member may be freely assigned, pledged or otherwise transferred, without consent, to secure any debt, liability or obligation owed to Prime by the Company, any Member or any entity affiliated with the Company, (iii) the Membership Interests of any Member may be freely assigned, pledged or otherwise transferred, without consent, in favor of the Lender(s) under, or by the Lender(s) as a result of the enforcement of any security interest arising pursuant to, that certain Senior Credit Facility (the "Credit Facility") of PMSI, and (iv) the pledge by BDEC (pursuant to Section 6.3 of the Contribution Agreement) of its right to receive distributions from the Company in respect of its Membership Interest shall not be deemed to violate any provision of this Agreement.

     Section 2.6. Resignation of Members. A Member may not withdraw from the Company except on the unanimous consent of the remaining Members. The terms of the Members withdrawal shall be determined by agreement between the remaining Members and the withdrawing Member. ----------------------

                                                   ARTICLE III.
                                                 MEMBERS' MEETINGS

     Section 3.1. Time and Place of Meeting. All meetings of the Members shall be held at such time and at such place within or without the State of Delaware as shall be determined by the Managers. -------------------------

     Section 3.2. Annual Meetings. In the absence of an earlier meeting at such time and place as the Managers shall specify, annual meetings of the Members shall be held at the principal office of the Company on the date which is thirty
(30) days after the end of the Company's fiscal year if not a legal holiday, and if a legal holiday, then on the next full business day following, at 10:00 a.m., at which meeting the Members may transact such business as may properly be brought before --------------- the meeting.

     Section 3.3. Special Meetings. Special meetings of the Members may be called at any time by any Member. Business transacted at special meetings shall be confined to the purposes stated in the notice of the meeting.
----------------

         Section 3.4. Notice. Written or printed notice stating the place, day and hour of any Members' meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than thirty (30) days before the date of the special meeting, either personally or by mail, by or at the direction of the person calling the meeting, to each Member entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered three (3) days after it is deposited in the United States mail, postage prepaid, to the Member at his address as it appears on the records of the Company at the time of mailing.

         Section 3.5. Quorum. Members present in person or represented by proxy, holding more than fifty percent (50%) of the total votes which may be cast at any meeting shall constitute a quorum at all meetings of the Members for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the Members, the Members entitled to vote, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. When any adjourned meeting is reconvened and a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. Once a quorum is constituted, the Members present or represented by proxy at a meeting may continue to transact business until adjournment, notwithstanding the subsequent withdrawal therefrom of such number of Members as to leave less than a quorum.

         Section 3.6. Voting. Members shall only be required to vote in instances or with respect to matters where member voting is required by applicable law or to the extent expressly contemplated in Section 8.1. With respect to any act or transaction that requires a vote by the Members under applicable law, the affirmative vote of not less than three (3) of the Managers shall also be required in order to approve the act or transaction, in each instance. Subject to the foregoing, when a quorum is present at any meeting, the vote of the Members, whether present or represented by proxy at such meeting, holding more than fifty percent (50%) of the total votes which may be cast at any meeting shall be the act of the Members, unless the vote of a different number is required by the Act, the Certificate of Formation or this Limited Liability Company Agreement. Each Member shall be entitled to one vote for each percentage point represented by their Membership Interest. Fractional percentage point interests shall be entitled to a corresponding fractional vote. The provisions of this Section shall not interfere with the provisions of Section
8.9 relating to acts or transactions requiring the written approval of three (3) or more Managers. Each Member acknowledges and agrees that, in the event of any exercise of the Repurchase Option, as defined in the Contribution Agreement, each Member will vote its entire Membership Interest in favor of transferring the Company's assets pursuant to the Repurchase Option.

     Section 3.7. Proxy. Every proxy must be executed in writing by the Member or by his duly authorized attorney-in-fact, and shall be filed with the Secretary of the Company prior to or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided therein. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law.
-----

     Section 3.8. Action by Written Consent. Any action required or permitted to be taken at any meeting of the Members may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Members entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a unanimous vote of Members. -------------------------

     Section 3.9. Meetings by Conference Telephone. Members may participate in and hold meetings of Members by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the -------------------------------- meeting is not lawfully called or convened.

                                   ARTICLE IV.
                        MEMBERSHIP CAPITAL CONTRIBUTIONS

         Except for each Member's initial capital contribution made in connection with the formation of the Company, no capital contributions shall be required of any Member without the approval of all the Members to raise additional capital, and only then proportionately as to each Member.

                                                    ARTICLE V.
                                              DISTRIBUTION TO MEMBERS

         At the end of each calendar quarter, subject only to the qualifications and limitations set forth below, the Company shall distribute its available excess earnings to its members, to be divided among them in accordance with their Membership Interests. Distributions in kind shall be made on the basis of agreed value as determined by the Members. Notwithstanding the foregoing, the Company may not make a distribution to its Members to the extent that, immediately after giving effect to the distribution, all liabilities of the Company, other than liabilities to the Members with respect to their interests and liabilities for which the recourse of creditors is limited to specified property of the Company, exceed the fair value of the Company assets; except that the fair value of property that is subject to liability for which recourse of creditors is limited, shall be included in the Company assets only to the extent that the fair value of the property exceeds that liability.

                                   ARTICLE VI.
              ALLOCATION OF NET PROFITS AND LOSSES FOR TAX PURPOSES

         For accounting and income tax purposes, all items of income, gain, loss, deduction, and credit of the Company for any taxable year shall be allocated among the Members in accordance with their respective Membership Interests, except as may be otherwise required by the Internal Revenue Code of 1986, as amended.

                                  ARTICLE VII.
                           DISSOLUTION AND WINDING UP

     Section 7.1. Dissolution. Notwithstanding any provision of the Act, the Company shall be dissolved only upon the first of the following to occur:
-----------

          (a) Forty (40) years from the date of filing the Certificate of Formation of the Company;

          (b) Written consent of all the then current Members to dissolution;

          (c) The bankruptcy of a Member, unless there is at least one remaining Member and such Member or, if more than one remaining Member, all remaining Members agree to continue the Company and its business. Section 7.2. Winding Up. Unless the Company is continued pursuant to Section 7.1(c) of this Article VII., in the event of dissolution of the Company, the Managers (excluding any Manager(s) holding office pursuant to designation by a Member subject to bankruptcy proceedings) shall wind up the Company's affairs as soon as reasonably practicable. On the winding up of the Company, the Managers shall pay and/or transfer the assets of the Company in the following order: ----------

          (a) In discharging liabilities (including loans from Members) and the expenses of concluding the Company's affairs; and

                  (b) The balance, if any, shall be divided between the Members in accordance with the Members' Membership Interests.

                                  ARTICLE VIII.
                                    MANAGERS

         Section 8.1. Selection of Managers. Management of the Company shall be vested in the Managers. Initially, the Company shall have four (4) Managers, being Ken Shifrin, Joe Jenkins, M.D., (as the initial Manager designees of Prime), David D. Dulaney, M.D. and Ronald W. Barnet, M.D., (as the initial Manager designees of BDEC). Thereafter, for so long as there are four (4) Managers, (a) Prime shall be entitled to designate two (2) of the Managers; and
(b) BDEC shall be entitled to designate the remaining two (2) of the Managers. Notwithstanding the foregoing, a Member shall not be entitled to designate any Manager unless its Membership Interest: (x) has not (other than as allowed under Section 2.5 of this Agreement) been transferred, repurchased, assigned, pledged, hypothecated or in any way alienated; and (y) equals or exceeds forty percent (40%) of the aggregate Membership Interests. The Members may, by unanimous vote of all Members, from time to time, change the number of Managers of the Company and remove or add Managers accordingly. A Manager shall serve as a Manager until their resignation or removal pursuant to Section 8.2 or 8.3 of this Article
VIII. Managers need not be residents of the State of Delaware or Members of the Company.

          Section 8.2. Resignations. Each Manager shall have the right to resign at any time upon written notice of such resignation to the Members. Unless otherwise specified in such written notice, the resignation shall take effect upon the receipt thereof, and acceptance of such resignation shall not be necessary to make same effective. The Member who designated a resigning manager shall be entitled to designate the successor thereto and all Members agree to take such action as may be ------------ necessary to cause the election of all such successor Managers.

          Section 8.3. Removal of Managers. Any Manager may be removed, for or without cause, at any time, but only by the Member who designated such Manager, upon the written notice to all Members. The Member who designated such removed Manager shall be entitled to designate the successor thereto and all Members agree to take such action as may be necessary to cause the election of all such successor Managers. -------------------

         Section 8.4. General Powers. The business of the Company shall be managed by its Managers, which may, by the vote or written consent in accordance with this Agreement, exercise any and all powers of the Company and do any and all such lawful acts and things as are not by the Act, the Certificate of Formation or this Limited Liability Company Agreement directed or required to be exercised or done by the Members, including, but not limited to, contracting for or incurring on behalf of the Company debts, liabilities and other obligations, without the consent of any other person, except as otherwise provided herein.

          Section 8.5. Place of Meetings. The Managers of the Company may hold their meetings, both regular and special, either within or without the State of Delaware. -----------------

          Section 8.6. Annual Meetings. The annual meeting of the Managers shall be held without further notice immediately following the annual meeting of the Members, and at the same place, unless by unanimous consent of the Managers that such time or place shall be changed. ---------------

          Section 8.7. Regular Meetings. Regular meetings of the Managers may be held without notice at such time and place as shall from time to time be determined by the Managers. ----------------

          Section 8.8. Special Meetings. Special meetings of the Mangers may be called by any Manager on seven (7) days notice to each Manager, with such notice to be given personally, by mail or by telecopy, telegraph or mailgram. ----------------

         Section 8.9. Quorum and Voting. At all meetings of the Managers the presence of at least three (3) Managers shall be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the Managers present at any meeting at which there is a quorum shall be the act of the Managers, except as may be otherwise specifically provided by the Act, the Contribution Agreement, the Certificate of Formation or this Agreement. If a quorum shall not be present at any meeting of Managers, the Managers present there may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be present. Notwithstanding any other Member or Manager voting or quorum provisions contained in this Agreement, the following acts or transactions by, or involving, the Company shall require the prior written approval of three (3) Managers (unless and to the extent a particular act or transaction is expressly required of the Company pursuant to the terms and provisions of the Contribution Agreement or any Transaction Document):

          (a) Any amendment to the Company's Certificate of Formation or this Agreement.

          (b) Mergers, consolidations or combinations of the Company with another limited liability company or other entity.

                  (c) Purchase by the Company of any interest in the Company, irrespective of the source of such interest.

          (d) Disposition, sale, assignment or other transfer by the Company of any interest it owns in the Company, except that such interest may be extinguished without the approval required under this Article.

                  (e)      Issuance of any interest in the Company to any party.

                  (f) Dissolving, liquidating, or filing bankruptcy or seeking relief under any debtor relief law.

                  (g) Election or removal of officers, and establishing or changing the compensation for Managers, officers or other employees.

          (h) Not making any cash distributions to its Members that are required by this Agreement to be made, or making any distributions to its Members of cash or property that are prohibited under this Agreement.

          (i) Sale, lease or other transfer of all or substantially all of the Company's assets, or any assets other than in the ordinary course of the Company's business.

                  (j) Initiating or settling any litigation or regulatory proceeding, or confessing any judgment.

                  (k) Hiring or changing the Company's accountants or legal counsel.

                  (l) Opening or closing bank or other depository accounts, and establishing or changing the signature withdrawal authority with respect to any such accounts.

          (m) Borrowing or incurring any indebtedness, other than open accounts payable to unaffiliated third parties, or granting any collateral or security (by way of guaranty or otherwise) for any indebtedness or obligation.

                  (n) Engaging in any act or transaction not in the ordinary course of the Company's business.

          (o) Purchasing or leasing assets or property, or entering into any contract or obligation, which obligates the Company to pay in excess of $10,000 in the aggregate in one or any series of installments.

          (p) Doing any business other than the conduct of the Business (as defined in the Contribution Agreement) or causing a change in the nature of the business or the legal name of the Company.

                  (q) Entering into a transaction or other action with any Manager, officer or Member.

          (r) Waiving, refusing to enforce, amending, restating, superseding or modifying any of the provisions of this Agreement or any Transaction Document, including, without limitation, the Collocation Agreement.

          (s) Taking any other action which, by the terms of this Agreement, requires the approval or consent of not less than seventy-five percent (75%) of the Members.

          (t) Except as  expressly  set forth in the  Collocation  Agreement  or
     Section 9.12 of the Contribution Agreement, allocating to the Company any costs or expenses that are paid or incurred by any Member or its affiliates (excluding the Company), or paid by the Company but reimbursable by any Member or its affiliates (excluding the Company), in each instance.

          (u) With respect to the business and operations of Newco II conducted or to be conducted at or near the location of 4800 N. 22nd St., Phoenix, Arizona, waiving, amending, supplementing or modifying any of the professional fees, facility fees or fee allocations by Newco II, to the extent such amounts or allocations were utilized in preparing the pro forma financial statements of Newco II attached to the Collocation Agreement.

          (v) With respect to the business and operations of Newco II conducted or to be conducted at any other future office or business locations (including without limitation, the office located at 555 E. River Road, Tucson, Arizona), adopting any professional fees, facility fees or fee allocations.

         Any of the above stated actions taken by the Company without the necessary manager approval is void ab initio.

         Section 8.10. Committees. The Managers may, by resolution passed by eighty percent (80%) of the Managers, designate committees, each committee to consist of two or more Managers (at least one of which must be a Manager designee of Prime and one of which must be a Manager designee of BDEC), which committees shall have such power and authority and shall perform such functions as may be provided in such resolution. Such committee or committees shall have such name or names as may be designated by the Managers and shall keep regular minutes of their proceedings and report the same to the Managers when required.

          Section 8.11. Compensation of Managers. The Members, by unanimous approval, shall have the authority to provide that any one or more of the Managers shall not be compensated, and may, by unanimous approval, fix any compensation (which may include expenses) they elect to pay to any one or more of the Managers. ------------------------

          Section 8.12. Action by Written Consent. Any action required or permitted to be taken at any meeting of the Managers or of any committee designated by the Managers may be taken without a meeting if written consent, setting forth the action so taken, is signed by all the Managers or of such committee, and such consent shall have the same force and effect as a unanimous vote at a meeting. -------------------------

         Section 8.13. Meetings by Conference Telephone. Managers or members of any committee designated by the Managers may participate in and hold a meeting of the Managers or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

          Section 8.14. Liability of Managers. No Manager of the Company shall be personally liable for any debts, liabilities, or obligations of the Company, including under a judgment, decree, or order of the court.
     ---------------------

          Section 8.15. Specific Power of Managers. The Managers shall have the authority to enter into and execute all documents in relation to the formation of the Company including, but not limited to, issuance of the Certificate of Formation and this Limited Liability Company Agreement.
     --------------------------

                                                    ARTICLE IX.
                                                      NOTICES

         Section 9.1. Form of Notice. Whenever under the provisions of the Act, the Certificate of Formation or this Limited Liability Company Agreement notice is required to be given to any Manager or Member, and no provision is made as to how such notice shall be given, notice shall not be construed to mean personal notice only, but any such notice may also be given in writing, by mail, postage prepaid, addressed to such Manager or Member at such address as appears on the books of the Company, or by telecopy, telegraph or mailgram. Any notice required or permitted to be given by mail shall be deemed to be given three (3) days after it is deposited, postage prepaid, in the United States mail as aforesaid.

          Section 9.2. Waiver. Whenever any notice is required to be given to any Manager or Member of the Company under the provision of the Act, the Certificate of Formation or this Limited Liability Company Agreement, a waiver thereof in writing signed by the person or persons entitled to such notice, whether signed before or after the time stated in such waiver, shall be deemed equivalent to the giving of such notice. ------

                                                    ARTICLE X.
                                                     OFFICERS


         Any Manager may also serve as an officer of the Company. The Managers may designate one or more persons who are not Managers of the Company to serve as officers and may designate the titles of all officers. The initial officers of the Company shall be: Ken Shifrin, Chairman of the Board; Joe Jenkins, M.D., President; Cheryl Williams, Vice President, Secretary and Chief Financial Officer; and Mark Rosenberg, Vice President. Unless otherwise provided in a resolution of the Members or Managers the officers of the Company shall have the powers designated with respect to such offices under the Delaware Limited Liability Company Act, and any successor statute, as amended from time-to-time.

                                                    ARTICLE XI.
                                                     INDEMNITY

         Section 11.1. Indemnification. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding (whether or not by or in the right of the Company), by reason of the fact that such person is or was a manager, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, manager, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, employee benefit plan, other enterprise, or other entity, against all judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses (including attorneys' fees and court costs) actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent permitted by any applicable law, and such indemnity shall inure to the benefit of the heirs, executors and administrators of any such person so indemnified pursuant to this Article XI. The right to indemnification under this Article XI shall be a contract right and shall not be deemed exclusive of any other right to which those seeking indemnification may be entitled under any law, bylaw, agreement, vote of members or disinterested managers or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Any repeal or amendment of this Article XI by the Managers (pursuant to Section 8.9 hereof) or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and shall not adversely affect the indemnification of any person who may be indemnified at the time of such repeal or amendment.

          Section 11.2. Indemnification Not Exclusive. The rights of indemnification and reimbursement provided for in this Article XI shall not be deemed exclusive of any other rights to which any such Manager, officer, employee or agent may be entitled under the Certificate of Formation, this Limited Liability Company Agreement, agreement or vote of Members, or as a matter of law or otherwise. -----------------------------

         Section  11.3.  Other  Indemnification  Clauses.   Notwithstanding  the
foregoing, this Article XI shall not be construed to contradict the indemnification provision of the Contribution Agreement. Notwithstanding anything contained herein, this Article XI shall be ineffectual and shall not permit or require indemnification for all, or any, losses, costs, liabilities, claims or expenses arising, directly or indirectly, from any action or omission permitting or requiring indemnification under the Contribution Agreement; and in no event may any indemnity be allowed under this Agreement or pursuant to any provision of the Act for an amount paid or payable pursuant to the indemnification provisions of the Contribution Agreement.

                                                   ARTICLE XII.
                                                   MISCELLANEOUS

          Section 12.1. Fiscal Year. The fiscal year of the Company shall be fixed by resolution of the Managers. -----------

          Section 12.2. Records. At the expense of the Company, the Managers shall maintain records and accounts of all operations of the Company. At a minimum, the Company shall keep at its principal place of business the following records: -------

          (a) A current list of the name and last known mailing address of each Member;
                  (b)      A current list of each Member's Membership Interest;

          (c) A copy of the Certificate of Formation and Limited Liability Company Agreement of the Company, and all amendments thereto, together with executed copies of any powers of attorney;

                  (d) Copies of the Federal, state, and local income tax returns and reports for the Company's six most recent tax years; and

                  (e) Correct and complete books and records of account of the Company.

          Section 12.3. Seal. The Company may by resolution of the Managers adopt and have a seal, and said seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced. Any officer of the Company shall have authority to affix the seal to any document requiring it. ----

          Section 12.4. Agents. Every Manager and Officer is an agent of the Company for the purpose of the business. The act of a Manager or Officer, including the execution in the name of the Company of any instrument for carrying on in the usual way the business of the Company, binds the Company. ------

         Section 12.5. Checks. All checks, drafts and orders for the payment of money, notes and other evidences of indebtedness issued in the name of the Company shall be signed by such officer, officers, agent or agents of the Company and in such manner as shall from time to time be determined by resolution of the Managers. In the absence of such determination by the Mangers, such instruments shall be signed by the Treasurer or the Secretary and countersigned by the President or a Vice President of the Company, if the Company has such officers.

          Section 12.6. Deposits. All funds of the Company shall be deposited from time to time to the credit of the Company in such banks, trust companies or other depositories as the Managers may select. --------

          Section 12.7. Annual Statement. The Managers shall present at each annual meeting a full and clear statement of the business and condition of the Company. ----------------

         Section 12.8. Financial Statements. As soon as practicable after the end of each fiscal year of the Company, a balance sheet as at the end of such fiscal year, and a profit and loss statement for the period ended, shall be distributed to the Members, along with such tax information (including all information returns) as may be necessary for the preparation of each Member of its Federal, state and local income tax returns. The balance sheet and profit and loss statement referred to in the previous sentence may be as shown on the Company's federal income tax return.

          Section 12.9. Binding Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and ------------------- attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

                                  ARTICLE XIII.
                                   AMENDMENTS

          Section 13.1. Amendments. This Agreement may be altered, amended or repealed and a new limited liability company agreement may be adopted, only in accordance with the provisions of Section 8.9, but otherwise at any regular meeting or at any special meeting called for that purpose, or by execution of a written consent in accordance with the provisions of Section
     3.8. ----------

          Section 13.2. When Limited Liability Company Agreement Silent. It is expressly recognized that when the Limited Liability Company Agreement is silent or in conflict with the requirements of the Act as to the manner of performing any Company function, the provisions of the Act shall control.
     -----------------------------------------------

                                             [Signature page follows]

043838.0000  AUSTIN 133169 v8                       S-1


                                                 SIGNATURE PAGE TO
                                        LIMITED LIABILITY COMPANY AGREEMENT

         IN WITNESS WHEREOF, the undersigned Members hereby adopt this Limited Liability Company Agreement as the Limited Liability Company Agreement of the Company, effective as of the 1st day of September, 1999.


                                          Barnet Dulaney Eye Center, P.L.L.C.


                                             By:
                                                 Ronald W. Barnet, M.D., manager

                                             By:
                                                 David D. Dulaney, M.D., manager




                                          Prime Medical Operating, Inc.

                                            By:
                                            Printed Name:
                                            Title:

A-

043838.0000  AUSTIN 133169 v8


                                                     EXHIBIT A
                                                OWNERSHIP INTERESTS

Name                                                      Ownership Percentage

Prime                                                              60%

BDEC                                                               40%

                                   EXHIBIT-D

                                             ASSIGNMENT AND ASSUMPTION
                                                     AGREEMENT


         For and in consideration of the sum of Ten Dollars ($10) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and pursuant to and in accordance with that certain Contribution Agreement, dated September 1, 1999, between and among Prime Medical Services, Inc., a Delaware corporation, Prime Medical Operating, Inc., a Delaware corporation ("Prime"), Barnet Dulaney Eye Center, P.L.L.C., an Arizona professional limited liability company ("BDEC"), LASIK Investors, L.L.C., a Delaware limited liability company, Prime/BDEC Acquisition, L.L.C., a Delaware limited liability company ("Newco II"), Prime/BDR Acquisition, L.L.C., a Delaware limited liability company, Ronald W. Barnet, M.D., David D. Dulaney, M.D. and Mark Rosenberg (the "Contribution Agreement"), each of Prime, BDEC, and each of their constituent owners, hereby assigns, transfers and sets over to Newco II, its successors and assigns, as of the Effective Time (as defined in the Contribution Agreement), with such representations, warranties and covenants as are expressly set forth in the Contribution Agreement, all of its right, title and interest in and to the Assets and the Business (as such terms are defined in the Contribution Agreement).

     Newco II hereby assumes, as of the Effective Time, only those lease or contract obligations of BDEC arising under lease agreements assigned to Newco II pursuant to the foregoing paragraph, and only those liabilities set forth, by item and amount, on Schedule 1.4 of the Contribution Agreement. With respect to any lease or contract obligations assumed by Newco II pursuant to the foregoing sentence, Newco II only assumes obligations thereunder which accrue after the Effective Time, and has no responsibility whatsoever for any breaches or defaults which occurred prior to the later of the Effective Time or the Closing Date (as defined in the Contribution Agreement), or for obligations accruing prior to the Effective Time.

         BDEC acknowledges and agrees that, except as expressly set forth in the immediately preceding paragraph, Newco II does not assume any debts, liabilities or obligations of any kind whatsoever, whether known or unknown, absolute, contingent or otherwise (including, but not limited to, federal, state and local taxes, any sales taxes, use taxes and property taxes, any taxes arising from the transactions contemplated by the Contribution Agreement, and any liabilities arising from any litigation or civil, criminal or regulatory proceeding involving or related to BDEC or its business), and any and all of such debts, liabilities and obligations shall remain the sole responsibility of BDEC.

                                             [Signature page follows]

                                                 SIGNATURE PAGE TO
                                        ASSIGNMENT AND ASSUMPTION AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their duly authorized representatives, effective for all purposes the 1st day of September, 1999.


PRIME:                             PRIME MEDICAL OPERATING, INC.

                                   By:

                                   Printed Name:

                                   Title:





BDEC:                              BARNET DULANEY EYE CENTER, P.L.L.C.


                                   By:  ________________________________
                                           Ronald W. Barnet, M.D., manager


                                   By:  ________________________________
                                           David D. Dulaney, M.D., manager





NEWCO II:                          PRIME/BDEC ACQUISITION, L.L.C.

                                   By:

                                   Printed Name:

                                   Title:

                                   EXHIBIT-G1
                                                  LOAN AGREEMENT

         This Loan Agreement (this "Agreement") is entered into as of the ____ day of September, 1999, by and between Prime Medical Operating, Inc., a Delaware corporation, and Prime/BDR Acquisition, L.L.C., a Delaware limited liability company.

                                                   Definitions:

EFFECTIVE DATE:                 September ___, 1999

     BORROWER:  Prime/BDR  Acquisition,  L.L.C.,  a Delaware  limited  liability company
     BORROWER'S ADDRESS: 1301 Capital of Texas Highway, Suite C-300, Austin, Texas 78746
     LENDER: Prime Medical Operating, Inc., a Delaware corporation
     LENDER'S ADDRESS: 1301 Capital of Texas Highway, Suite C-300, Austin, Texas 78746
NOTES:

     Working Capital Note: Promissory Note (Line of Credit) in the maximum principal amount of $200,000 (the "Working Capital Maximum Principal Amount") dated September ___, 1999, executed by Borrower, and payable to the order of Lender as provided therein (the "Working Capital Note").
     Development Facility Notes: Promissory Notes in the aggregate maximum original principal amount not to exceed $40,000,000 (the "Development Facility Maximum Principal Amount"), executed by Borrower and payable to the order of Lender as provided therein (the "Development Facility Notes"). Collectively, the Working Capital Notes and the Development Facility Notes are referred to herein as the "Notes."
     SECURITY AGREEMENTS: All documents, agreements and instruments hereinafter or herewith executed by Borrower, LASIK Investors, L.L.C., a Delaware limited liability company ("LASIK") or any Target Center securing this Agreement or the obligations under any of the Notes.
          LOAN DOCUMENTS: This Agreement, the Working Capital Note, the Development Facility Notes, the Security Agreements, and all other documents, agreements, and instruments now or hereafter existing, evidencing, securing, or otherwise relating to this Agreement and any transactions contemplated by this Agreement, as any of the foregoing items may be modified or supplemented from time to time.
INDEBTEDNESS: All present and future indebtedness, obligations and liabilities of Borrower to Lender, all present and future indebtedness, obligations and liabilities of any Target Center to Lender, and all renewals, extensions and modifications of either of the foregoing, arising pursuant to any of the Loan Documents and all interest accruing thereon, and all other fees, costs, expenses, charges and attorneys' fees payable, and covenants performable, under any of the Loan Documents (including without limitation this Agreement).

          DEFINED TERMS: Terms not otherwise defined herein shall have the meaning provided in that certain Contribution Agreement dated effective September 1, 1999, by and among Barnet Dulaney Eye Center, P.L.L.C., David
     D. Dulaney, M.D., Ronald W. Barnet, M.D., Mark Rosenberg, Prime Medical Services, Inc., Lender, Borrower, LASIK and Prime/BDEC Acquisition, L.L.C. (the "Contribution Agreement"). For the purposes hereof the terms "Target Centers" and "Target Center" shall have the meaning set forth in the Contribution Agreement, but shall include, upon the acquisition of a Target Center by Borrower or any subsidiary or affiliate of Borrower, the subsidiary or affiliate utilized to make such acquisition.
                                                    AGREEMENT:

          Borrower has requested from Lender the credit accommodations described below, and Lender has agreed to provide such credit accommodations on the terms and conditions contained herein. Therefore, for good and valuable consideration, the receipt and sufficiency of which Lender and Borrower acknowledge, Lender and Borrower hereby agree as follows:
                                                     ARTICLE I
                                             THE WORKING CAPITAL LOAN

          1.1 The Working Capital Loan. Lender agrees to lend and Borrower agrees to borrow an amount not to exceed the Working Capital Maximum Principal Amount on the terms and conditions set forth herein (the "Working Capital Loan"). The Working Capital Loan will be evidenced by the Working Capital Note. ------------------------

          1.2 Revolving Line of Credit. Subject to and in reliance upon the terms, conditions, representations and warranties hereinafter set forth, Lender agrees to make advances (the "Working Capital Advances") to Borrower from time to time during the period from the Effective Date to and including the one year anniversary of the Effective Date (the "Maturity Date"), in an aggregate amount not to exceed the Working Capital Maximum Principal Amount. Each Working Capital Advance must be either ------------------------ $10,000 or a higher integral multiple of $10,000.
     Funds borrowed and repaid may be reborrowed, so long as all conditions precedent to Working Capital Advances are met. The purpose of the Working Capital Advances is to provide funds to Borrower for working capital and for other general business purposes of Borrower.
          1.3 Interest and Repayment. Borrower shall pay the aggregate unpaid principal amount of all Working Capital Advances in accordance with the terms of the Working Capital Note evidencing the indebtedness resulting from such Working Capital Advances. Interest on the Working Capital Advances shall be due and payable in the manner and at the times set forth in the Working Capital Note, with final maturity of the Working Capital Note being on or before the Maturity Date. ----------------------

          1.4 Making Advances. Each Working Capital Advance shall be made within two business days of written notice (or telephonic notice confirmed in writing) given by noon (Austin, Texas time) on a business day of Lender by Borrower to Lender specifying the amount and date thereof (which may be the same business day) and if sent by wired funds, at Lender's option, the wiring instructions of the deposit account of Borrower to which such Working Capital Advance is to be deposited. ---------------

          1.5 Payments and Computations. Borrower shall make each payment hereunder and under the Working Capital Note on the day when due in lawful money of the United States of America to Lender at Lender's Address for Payment in same day funds. All repayments of principal on the Working Capital Note shall be in a minimum amount of $1,000, or a higher integral multiple of $1,000. All computations of interest shall be made by Lender on the basis of the actual number of days (including the first ------------------------- day but excluding the last day) in the year (365 or 366, as the case may be) elapsed, but in no event shall any such computation result in an amount of interest that would cause the interest contracted for, charged or received by Lender to be in excess of the amount that would be payable at the Highest Lawful Rate, as herein defined.
                                                    ARTICLE II
                                          THE DEVELOPMENT FACILITY LOANS

          2.1 The Development Facility. Subject to the terms of the Contribution Agreement and the terms, conditions, representations and warranties hereinafter set forth, Lender agrees to lend Borrower from time to time, the amounts necessary to acquire or develop Target Centers, in an aggregate amount not to exceed the Development Facility Maximum Principal Amount (collectively, the "Development Facility Loans"). ------------------------

         2.2 Development Facility Loans. Each Development Facility Loan will finance up to 100% of the purchase price (or development cost) of a Target Center being acquired (or developed) by Borrower. The parties acknowledge that the grant of any Development Facility Loan does not create any obligation on the part of Lender to extend further Development Facility Loans. Additionally, each Development Facility Loan is subject in all respects to Lender obtaining prior written approval from the bank syndication under its or its parent company's outstanding borrowing facilities and the execution and delivery of such guarantees by Borrower as may be required by such bank syndication. Pursuant to the Contribution Agreement, each Development Facility Loan must be (a) evidenced by a separate Development Facility Note executed by Borrower, (b) secured by all of LASIK's ownership interest in Borrower as evidenced by an Assignment and Security Agreement executed by LASIK, and (c) accompanied by Assignment and Security Agreements executed by Borrower. In addition, if Borrower is acquiring, directly or indirectly, a one hundred percent (100%) interest in a Target Center (hereinafter referred to as a "100% Target Center"), Borrower shall cause such Target Center to execute a security agreement, acceptable in form and substance to Lender, granting to Lender or one of Lender's subsidiaries the highest available priority security interest in all of the assets of such Target Center.

          2.3 Interest and Repayment. Borrower and Target Center shall pay the unpaid principal amount under each Development Facility Note in accordance with the terms of the respective Development Facility Note. Payments of interest and principal on each Development Facility Note shall be due and payable in the manner and at the times set forth in the respective Development Facility Note. ----------------------

                                   ARTICLE III
      CONDITIONS TO WORKING CAPITAL ADVANCES AND DEVELOPMENT FACILITY LOANS

          3.1 Conditions Precedent to Initial Working Capital Advance. The obligation of Lender to make its initial Working Capital Advance is subject to the condition precedent that Lender shall have received on or before the day of such Working Capital Advance the following, each in form and substance satisfactory to Lender and properly executed by Borrower or other appropriate parties: (a) the Working Capital Note duly executed by Borrower, and (b) such other documents, opinions, certificates and ------------------------------------------------------- evidences as Lender may reasonably request.

          3.2 Conditions Precedent to Each Working Capital Advance/Development Facility Loan. In addition to the conditions precedent stated elsewhere herein, Lender shall not be obligated to make any Working Capital Advance
     or        any        Development        Facility        Loan        unless:

          (a) the representations and warranties contained in Article IV are true and correct in all material respects on and as of the date of such Working Capital Advance or Development Facility Loan, as though made on and as of such date with such changes therein;
          (b) on the date of the Working Capital Advance or Development Facility Loan, no Event of Default, and no event which, with the lapse of time or notice or both, could become an Event of Default, has occurred and is continuing;
          (c) there shall have been no material adverse change, as determined by Lender in its reasonable judgment, in the financial condition or business of Borrower;
          (d) there has been no breach or threatened breach by Borrower under the Contribution Agreement or any Transaction Document (as such term is defined in the Contribution Agreement);
              with respect to each Development Facility Loan, Borrower executes the respective Development Facility Note and Borrower executes an Assignment and Security Agreement in the form attached as Exhibit G3 to the Contribution Agreement, and otherwise in form and substance acceptable to Lender wherein Lender is granted a first lien perfected security interest in all of Borrower's or Borrower's subsidiaries' ownership interest in the Target Center and related acquisition documents;

              LASIK shall have previously granted to Lender a first lien perfected security interest in all of LASIK's ownership interest in Borrower through the execution and delivery of the Assignment and Security Agreement in the form attached as Exhibit G4 to the Contribution Agreement and LASIK shall be in compliance with all of its obligations thereunder;

          (g) if Borrower is using a Development Facility Loan to acquire, directly or indirectly, a 100% Target Center, Borrower shall cause such Target Center to execute a security agreement, acceptable in form and substance to Lender, granting to Lender or one of Lender's subsidiaries the highest available priority security interest in all of the assets of such Target Center; and
          (h) Lender shall have received such other approvals, opinions, documents, certificates or evidences as Lender may reasonably request (in form and substance reasonably satisfactory to Lender). Each request for an Working Capital Advance or Development Facility Loan shall be deemed a representation by Borrower that the conditions of this Section 3.2 have been met.
                                                    ARTICLE IV
                                     BORROWER'S REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants to Lender as follows:

          4.1 Good Standing. Borrower is a duly formed limited liability company, duly organized and in good standing, under the laws of Delaware and has the power to own its property and to carry on its business in each jurisdiction in which Borrower operates. -------------

         4.2 Authority and Compliance. Borrower has full power and authority to enter into this Agreement, to make the borrowing hereunder, to execute and deliver the Loan Documents and to incur the indebtedness described in this Agreement, all of which has been duly authorized by all proper and necessary action of its managers and members. No further consent or approval of any public authority is required as a condition to the validity of any Loan Document, and Borrower is in compliance with all laws and regulatory requirements to which it is subject.

          4.3 Binding Agreement. This Agreement and other Loan Documents when issued and delivered pursuant hereto for value received will constitute, valid and legally binding obligations of Borrower in accordance with their terms. -----------------

          4.4 Litigation. There are no proceedings pending or, to the knowledge of Borrower, threatened before any court or administrative agency which will or may have a material adverse effect on the financial condition or operations of Borrower or any subsidiary, except as disclosed to Lender in writing prior to the date of this Agreement. To the knowledge of Borrower, there are no proceedings pending or threatened against any Target Center.
     ----------

          4.5 No Conflicting Agreements. There are no provisions of Borrower's organizational documents and no provisions of any existing agreement, mortgage, indenture or contract binding on Borrower or affecting its property, which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of the Loan Documents.
     -------------------------

          4.6 Ownership of Assets. Borrower will at all times maintain its tangible property, real and personal, in good order and repair taking into consideration reasonable wear and tear. -------------------

          4.7 Taxes. All income taxes and other taxes due and payable through the date of this Agreement have been paid prior to becoming delinquent.
     -----

                                                     ARTICLE V
                                         BORROWER'S AFFIRMATIVE COVENANTS

         So long as Borrower may borrow under this Agreement and until payment in full of the Working Capital Note and all Development Facility Notes, and performance of all other obligations of Borrower and Target Centers hereunder or thereunder, Borrower covenants and agrees to do the following:

         5.1      Financial Statements.

                  (a) Maintain, and cause each Target Center to maintain, a system of accounting satisfactory to Lender and in accordance with generally accepted accounting principles consistently applied, and will permit Lender's officers or authorized representatives to visit and inspect Borrower's or Target Center's books of account and other records at such reasonable times and as often as Lender may desire during office hours and after reasonable notice to Borrower, and pay the reasonable fees and disbursements of any accountants or other agents of Lender selected by Lender for the foregoing purposes. Unless written notice of another location is given to Lender, Borrower's books and records will be located at Borrower's Address.

          (b) Furnish to Lender year end financial statements, of Borrower and each Target Center, to include balance sheet, operating statement and surplus reconciliation, together with an officer's certificate of compliance with this Agreement including computations of all quantitative covenants, within 90 days after the end of each annual accounting period.
          (c) Furnish to Lender quarterly financial statements, of Borrower and each Target Center, to include balance sheet and profit and loss statement, together with an officer's certificate of compliance with this Agreement including computations of all quantitative covenants, within 45 days of the end of each such accounting period.
                  (d) With each balance sheet delivered under subsections (b) or
(c) of this Section 5.1, an aging of all Accounts Receivable.

          (e) Promptly provide Lender with such additional information, reports or statements respecting the business operations and financial condition of Borrower or any Target Center, as Lender may reasonably request from time to time.
         5.2 Insurance. Maintain, and cause each Target Center to maintain, insurance with responsible insurance companies on such of its respective properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, specifically to include a policy of fire and extended coverage insurance covering all assets, and liability insurance, all to be with such companies and in such amounts satisfactory to Lender and to contain a mortgage clause naming Lender as its interest may appear. Evidence of such insurance will be supplied to Lender.

          5.3 Existence and Compliance. Maintain, and cause each Target Center to maintain, its organizational existence in good standing and comply with all laws, regulations and governmental requirements applicable to it or to any of its property, business operations and transactions. Borrower further agrees to provide Lender with copies of all instruments filed with the Delaware Secretary of State amending and/or renewing Borrower's certificate of formation. ------------------------

          5.4 Adverse Conditions or Events. Promptly advise Lender in writing of any condition, event or act which comes to its attention that would or might materially affect Borrower's or any Target Center's financial condition, Lender's rights under this Agreement or any of the Loan Documents, and of any litigation filed against Borrower or to its knowledge against any Target Center. ----------------------------

         5.5      Taxes.  Pay all taxes as they become due and payable.

          5.6 Maintenance. Maintain, and cause each Target Center to maintain, all of its respective tangible property in good condition and repair, reasonable wear and tear excepted, and make all necessary replacements thereof, and preserve and maintain all licenses, privileges, franchises, certificates and the like necessary for the operation of its business.
     -----------

          5.7  Application  of  Earnings.  Except as expressly  contemplated  in
     Section 4.3(e) of the Contribution Agreement, pay all available funds toward repayment of the Working Capital Note and any Development Facility Notes, regardless of whether payment of such amounts exceeds the minimum required payments under the Working Capital Note and the Development Facility Notes. -----------------------

                                                    ARTICLE VI
                                           BORROWER'S NEGATIVE COVENANTS

         So long as Borrower may borrow under this Agreement and until payment in full of the Working Capital Note and all Development Facility Notes, and performance of all other obligations of Borrower or Target Center hereunder or thereunder, Borrower will not, and will cause each of the Target Centers to not, without the prior written consent of Lender:

          6.1 Transfer of Assets. Enter into any merger or consolidation, or sell, lease, assign, or otherwise dispose of or transfer any assets except in the normal course of its business. ------------------

          6.2 Change in Ownership or Structure. Dissolve or liquidate; become a party to any merger or consolidation; reorganize as a professional corporation; acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any corporation or other entity; or sell, transfer, lease, or otherwise dispose of all or any substantial part of its respective property or assets or business.
     --------------------------------

          6.3 Liens. From and after the date hereof grant, suffer, or permit liens on or security interests in its respective assets, or fail to promptly pay all lawful claims, whether for labor, materials, or otherwise, except for purchase money security interests arising in the ordinary course of its respective business. -----

          6.4 Loans. Make any loans, advances or investments to or in any joint venture, corporation or other entity, except for the purchase of obligations of Lender or U.S. Government obligations or the purchase of federally-insured certificates of deposit. -----

          6.5 Borrowings. Except for borrowing or incurring open accounts payable to unaffiliated third parties in the ordinary course of business, create, incur, assume, or liable in any manner for any indebtedness (for borrowed money, deferred payment for the purchase of assets, lease payments, as surety or guarantor of the debt of another, or otherwise) other than to Lender in excess of $25,000 without Lender's prior written consent. ----------

          6.6 Violate Other Covenants. Violate or fail to comply with any covenants or agreements regarding other debt which will or would with the passage of time or upon demand cause the maturity of any other debt to be accelerated. -----------------------

          6.7 Equity Redemptions or Restructurings. Apply any of its property or assets to the purchase, retirement or redemption of any of its equity
     interests    or   in    any    way    amend    its    capital    structure.
     ------------------------------------

          6.8 Character of Business. Change the general character of business as conducted at the date hereof, or engage in any type of business not reasonably related to its business as presently and normally conducted.
     ---------------------

                                                    ARTICLE VII
                                      EVENTS OF DEFAULT; NOTICE; ACCELERATION

          7.1 Events of Default. If one or more of the following events of default shall occur and continue after thirty (30) days' written notice to Borrower, all outstanding principal plus unpaid interest of the Working Capital Note and each Development Facility Note, and any other indebtedness of Borrower to Lender, shall automatically be due and payable immediately and Lender shall have no further obligation to fund under this Agreement.
     -----------------

          (a) There shall be any breach or default shall be made in the payment of any installment of principal or interest upon the Working Capital Note or any Development Facility Note, when due and payable, whether at maturity or otherwise; or
          (b) There shall be any breach or default (other than by Lender or Prime Medical Services, Inc.) under any Loan Document, the Contribution Agreement, or any Transaction Document (other than those certain Consulting Agreements with Dr. Dulaney, Dr. Barnet and Mark Rosenberg as required pursuant to the Contribution Agreement), or any other certificate, agreement or document contemplated hereby or thereby; or
          (c) Any representation or warranty of Borrower contained herein or in any financial statement, certificate, report or opinion submitted to Lender in connection with the Working Capital Loan or any Development Facility Loan, or by Borrower pursuant to the requirements of this Agreement, shall prove to have been incorrect or misleading in any material respect when made; or
          (d) Any  judgment  against  Borrower or any  attachment  or other levy against the property of Borrower with respect to a claim materially affecting Borrower's financial status remains unpaid, unstayed on appeal, undischarged, not bonded or not dismissed for a period of 30 days; or
          (e) The bankruptcy, death, or dissolution of any guarantor of the Indebtedness; or
                  (f) Borrower makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts generally as they become due, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver or any trustee of Borrower or any substantial part of their respective property, commences any action relating to Borrower under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or if there is commenced against Borrower any such action, or Borrower by any act indicates its consent to or approval of any trustee for Borrower or any substantial part of its property, or suffers any such receivership or trustee to continue undischarged.

         7.2 Lender's Remedies. Upon the occurrence of an Event of Default, Lender, without notice of any kind, except for any notice required under this Agreement or any other Loan Document, may, at Lender's option: (i) terminate its obligation to fund any Working Capital Advance or any Development Facility Loan hereunder; (ii) declare the Indebtedness, in whole or in part, immediately due and payable; and/or (iii) exercise any other rights and remedies available to Lender under this Agreement, any other Loan Document, or applicable laws; except that upon the occurrence of an Event of Default described in subsection 7.1(f), all the Indebtedness shall automatically be immediately due and payable, and Lender's obligation to fund any Working Capital Advance or any Development Facility Loan hereunder shall automatically terminate, without notice of any kind (including without limitation notice of intent to accelerate and notice of acceleration) to Borrower or to any Target Center, guarantor, or to any surety or endorser of any of the Notes, or to any other person. Borrower, each Target Center, and each guarantor, surety, and endorser of any of the Notes, and any and all other parties liable for the Indebtedness or any part thereof, waive demand, notice of intent to demand, presentment for payment, notice of nonpayment, protest, notice of protest, grace, notice of dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity, and diligence in collection.

         7.3 Right of Set-Off. Borrower hereby authorizes Lender, to the maximum extent permitted under and in accordance with applicable laws, at any time after the occurrence of an Event of Default which continues uncured, to set-off and apply any and all deposits, funds or assets at any time held and any and all other indebtedness at any time owing by Lender to or for the credit or the account of Borrower against any and all Indebtedness, whether or not Lender exercises any other right or remedy hereunder and whether or not such Indebtedness are then matured.

                                                   ARTICLE VIII
                                           GENERAL TERMS AND CONDITIONS

         8.1 Notices. All notices, demands, requests, approvals and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given when (a) presented personally, or (b) three (3) days after deposited in a regularly maintained mail receptacle of the United States Postal Service, postage prepaid, certified, return receipt requested, or (c) upon receipt of confirmation after sending by facsimile transmission, addressed to Borrower or Lender, as the case may be, at the respective addresses or facsimile number for notice set forth on the first page of this Agreement, or such other address or facsimile number as Borrower or Lender may from time to time designate by written notice to the other.

          8.2 Entire Agreement and Modifications. The Loan Documents, together with the Contribution Agreement and Transaction Documents, constitute the entire understanding and agreement between the undersigned with respect to the transactions arising in connection with the Working Capital Loan and the Development Facility Loans, and supersede all prior written or oral understandings and agreements between the undersigned in connection therewith. No provision of this Agreement or the other Loan ---------------------------------- Documents may be modified, waived, or terminated except by instrument in writing executed by the party against whom a modification, waiver, or termination is sought to be enforced, and, in the case of Lender, executed by a Vice President or higher level officer of Lender.
          8.3 Severability. In case any of the provisions of this Agreement shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.
     ------------

         8.4 Cumulative Rights and No Waiver. Lender shall have all of the rights and remedies granted in the Loan Documents and available at law or in equity, and these same rights and remedies shall be cumulative and may be pursued separately, successively, or concurrently against Borrower, at the sole discretion of Lender. Lender's delay in exercising any right shall not operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right. Any of Borrower's covenants and agreements may be waived by Lender but only in writing signed by an authorized officer of Vice President level or higher of Lender or any subsequent owner or holder of any of the Notes. Except as otherwise expressly provided in this Agreement and in any Note, Borrower expressly waives any presentment, demand, protest, notice of default, notice of intent to accelerate, notice of acceleration, notice of intent to demand payment, or other notice of any kind. No notice to or demand on Borrower in any case shall, of itself, entitle Borrower to any other or further notice or demand in similar or other circumstances. No delay or omission by Lender in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof, or the exercise of any other right or power hereunder.

          8.5  Form  and  Substance.  All  documents,  certificates,   insurance
     policies, and other items required under this Agreement to be executed and/or delivered to Lender shall be in form and substance reasonably satisfactory to Lender. ------------------

         8.6 Limitation on Interest: Maximum Rate. Lender and Borrower intend to contract in strict compliance with applicable usury law from time to time in effect. To effectuate this intention, Lender and Borrower stipulate and agree that none of the terms and provisions of any Note and any other agreement among such parties, whether now existing or arising hereafter, shall ever be construed as a contract to pay interest for the use, forbearance or detention of money in excess of the Maximum Rate. If, from any possible construction of any document, interest would otherwise be payable to Lender in excess of the Maximum Rate, any such construction shall be subject to the provisions of this Section and such document shall be automatically reformed and the interest payable to Lender shall be automatically reduced to the Maximum Rate permitted under applicable law, without the necessity of the execution of any amendment or new document. Neither Borrower, endorsers or other persons now or hereafter becoming liable for payment of any portion of the principal or interest of any Note shall ever be liable for any unearned interest on the principal amount or shall ever be required to pay interest thereon in excess of the Maximum Rate that may be lawfully charged under applicable law from time to time in effect. Lender and any subsequent holder of any Note expressly disavow any intention to charge or collect unearned or excessive interest or finance charges in the event the maturity of any Note, is accelerated. If the maturity of any Note is accelerated for any reason, whether as a result of a default under any Note, or by voluntary prepayment, or otherwise, any amounts constituting interest, or adjudicated as constituting interest, which are then unearned and have previously been collected by Lender or any subsequent holder of any Note shall be applied to reduce the principal balance thereof then outstanding, or if such amounts exceed the unpaid balance of principal, the excess shall be refunded to Borrower (and Target Center, as applicable). In the event Lender or any subsequent holder of any Note ever receives, collects or applies as interest any amounts constituting interest or adjudicated as constituting interest which would otherwise increase the interest to an amount in excess of the amount permitted under applicable law, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of such Note, and, if the principal balances of such Note is paid in full, any remaining excess shall be paid to Borrower (and Target Center, as applicable). In determining whether or not the interest paid or payable under the specific contingencies exceeds the Maximum Rate allowed by applicable law, Borrower and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium, rather than as interest; (ii) exclude voluntary prepayments and the effect thereof; (iii) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the applicable Note (as it may be renewed and extended) so that the interest rate is uniform throughout the entire term of such Note. The terms and provisions of this section shall control and supersede every other provision of all existing and future agreements between Lender and Borrower (and Target Center, as applicable). As used in this Agreement, "Maximum Rate" means the maximum non-usurious interest rate that at any time or from time to time may be contracted for, taken, reserved, charged or received on the unpaid principal or accrued past due interest under applicable law and may be greater than the applicable rate, the parties hereby stipulating and agreeing that Lender may contract for, take, reserve, charge or receive interest up to the Maximum Rate without penalty under any applicable law; and "applicable law" means the laws of the State of Texas or the laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future. In the event applicable law provides for an interest ceiling under Chapter One of Title 79, Texas Revised Civil Statutes Annotated, as amended, that ceiling shall be the indicated rate ceiling, subject to any right Lender may have in the future to change the method of determining the Maximum Rate.

          8.7 Third Party Beneficiary. Borrower acknowledges that the bank syndication under the senior credit facility of Prime Medical Services, Inc. (as hereinafter supplemented, modified, or replaced) is a third party beneficiary to this Agreement. Except for the preceding sentence, this Agreement is for the sole benefit of Lender and Borrower and is not for the benefit of any third party. -----------------------

          8.8 Borrower In Control. In no event shall Lender's rights and interests under the Loan Documents be construed to give Lender the right to, or be deemed to indicate that Lender is in control of the business, management or properties of Borrower or any Target Center or has power over the daily management functions and operating decisions made by Borrower or any Target Center. -------------------

          8.9 Use of Financial and Other Information. Borrower agrees that Lender shall be permitted to investigate and verify the accuracy of any and all information furnished to Lender in connection with the Loan Documents, including without limitation financial statements, and to disclose such information, or provide copies of such information, to representatives appointed by Lender, including independent accountants, agents, attorneys, asset investigators, appraisers and any other persons deemed -------------------------------------- necessary by Lender to such investigation.
         8.10 Collateral Assignment of Loan Documents. Lender shall have the right to collaterally assign all of its rights under this Agreement and the other Loan Documents to the third party beneficiaries described in Section 8.7. Lender shall have the right to disclose in confidence such financial information regarding Borrower as may be necessary to complete any such assignment or attempted assignment, including without limitation, all financial statements, projections, internal memoranda, audits, reports, payment history, appraisals and any and all other information and documentation in Lender's files relating to Borrower. This authorization shall be irrevocable in favor of Lender, and Borrower waives any claims against Lender or the party receiving information from Lender regarding disclosure of information in Lender's files, and further waive any alleged damages which may result from such disclosure. Borrower acknowledges that Lender intends to make a collateral assignment of its rights under this Agreement and the Loan Documents for the benefit of one or more of its or its parent company's lenders and will not be authorized to amend or modify this Agreement or the Loan Documents, or grant waivers of any of its rights thereunder without the prior written consent of some or all of such lenders.

          8.11 Further Assurances. Borrower agrees to execute and deliver, and cause each Target Center to execute and deliver, to Lender, promptly upon request from Lender, such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein. ------------------

          8.12 Number and Gender. Whenever used herein, the singular number shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders. The duties, covenants, obligations, and warranties of Borrower in this Agreement shall be joint and several obligations of Borrower and of each Borrower if more than one.
     -----------------

          8.13 Captions. The captions, headings, and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof. --------

         8.14 Continuing Agreement. This is a continuing agreement and all rights, powers, and remedies of Lender under this Agreement and the other Loan Documents shall continue in full force and effect until each Note is paid in full as the same becomes due and payable and all other Indebtedness is paid and discharged, until Lender has no further obligation to advance moneys to Borrower under this Agreement, and until Lender, upon request of Borrower, has executed a written termination statement. Furthermore, the parties contemplate that there may be times when no Indebtedness is owing, but notwithstanding such occurrence, this Agreement (and all other Loan Documents) shall remain valid and shall be in full force and effect as to subsequent Indebtedness and Advances, provided that Lender has not executed a written termination statement.

          8.15 Applicable Law. This Agreement and the Loan Documents shall be governed by and construed in accordance with the laws of the State of Texas and the laws of the United States applicable to transactions within such state. --------------

          8.16 NO ORAL AGREEMENTS. THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                                             [SIGNATURE PAGE FOLLOWS]

                                                 SIGNATURE PAGE TO
                                                  LOAN AGREEMENT


         EXECUTED as of ____ day of September, 1999.

                                 BORROWER:

                                            PRIME/BDR ACQUISITION, L.L.C.

                                    By:  ______________________________________
                                    Name: ____________________________________
                                    Title: _____________________________________

                                 LENDER:

                                            PRIME MEDICAL OPERATING, INC.

                                    By:  ______________________________________
                                    Name: ____________________________________
                                    Title: _____________________________________

                                   EXHIBIT-G2

                                 PROMISSORY NOTE
Austin, Texas                   (LINE OF CREDIT)               September 1, 1999



PROMISE TO PAY: For value received, the undersigned Borrower (whether one or more) promises to pay to the order of Lender the Principal Amount, to the extent advanced by Lender, together with interest on the unpaid balance of such amount, in lawful money of the United States of America, in accordance with all the terms, conditions, and covenants of this Note and the Loan Documents identified below.

     BORROWER:  Prime/BDR  Acquisition,  L.L.C.,  a Delaware  limited  liability company
     BORROWER'S ADDRESS FOR NOTICE: 1301 Capital of Texas Highway, Suite C-300 Austin, Texas 78746 Attention: President
LENDER:           Prime Medical Operating, Inc., a Delaware corporation

     LENDER'S ADDRESS FOR PAYMENT: 1301 Capital of Texas Highway, Suite C-300, Austin, Texas 78746 Attention: Chief Financial Officer
PRINCIPAL AMOUNT:  Two Hundred Thousand Dollars ($200,000)

INTEREST RATE:  Fifteen Percent (15%)

PAYMENT TERMS: Interest on the unpaid balance of this Note is due and payable quarterly, beginning November 1, 1999, and continuing regularly and quarterly thereafter on or before the first day of February, May, August, until September 1, 2000 (the "Maturity Date"), when the outstanding principal balance and all accrued interest shall be due and payable in full. Interest will be calculated on the unpaid principal balance. Each payment will be credited first to the accrued interest and then to the reduction of principal.

REVOLVING LINE OF CREDIT: This Note evidences a revolving line of credit. Subject to the terms of the Loan Agreement between Borrower and Lender of even date herewith, all or any portion of the Principal Amount of this Note may be borrowed, paid, prepaid, repaid, and reborrowed, from time to time prior to the Maturity Date and in accordance with the Loan Documents. Each borrowing and repayment hereunder will be (i) endorsed on an attachment to this Note, or (ii) entered in the books and records of Lender. The books and records of Lender shall be prima facie evidence of all sums due Lender. If an event of default exists under this Note or any Loan Document, then Lender shall be under no obligation to make any advance under this Note.

     LOAN AGREEMENT: This Note is executed pursuant to and is governed by the terms of the Loan Agreement of even date herewith, executed by Borrower and Lender, as amended (collectively, the "Loan Agreement").
1.       INTEREST PROVISIONS:

Rate: The principal balance of this Note from time to time remaining unpaid prior to maturity shall bear interest at the Interest Rate per annum stated above. Interest shall be calculated on the amount of each advance of the Principal Amount of this Note from the date of each such advance.

Maximum Lawful Interest: The term "Maximum Lawful Rate" means the maximum rate of interest and the term "Maximum Lawful Amount" means the maximum amount of interest that is permissible under applicable state or federal law for the type of loan evidenced by this Note and the other Loan Documents. If the Maximum Lawful Rate is increased by statute or other governmental action subsequent to the date of this Note, then the new Maximum Lawful Rate shall be applicable to this Note from the effective date thereof, unless otherwise prohibited by applicable law.

Spreadingof Interest: Because of the possibility of irregular periodic balances of principal or premature payment, the total interest that will accrue under this Note cannot be determined in advance. Lender does not intend to contract for, charge, or receive more than the Maximum Lawful Rate or Maximum Lawful Amount permitted by applicable state or federal law, and to prevent such an occurrence Lender and Borrower agree that all amounts of interest, whenever contracted for, charged, or received by Lender, with respect to the loan of money evidenced by this Note, shall be spread, prorated, or allocated over the full period of time this
         Note is unpaid, including the period of any renewal or extension of this Note. If demand for payment of this Note is made by Lender prior to the full stated term, the total amount of interest contracted for, charged, or received to the time of such demand shall be spread, prorated, or allocated along with any interest thereafter accruing over the full period of time that this Note thereafter remains unpaid for the purpose of determining if such interest exceeds the Maximum Lawful Amount.

Excess Interest: At maturity (whether by acceleration or otherwise) or on earlier final payment of this Note, Lender shall compute the total amount of interest that has been contracted for, charged, or received by Lender or payable by Borrower under this Note and compare such amount to the Maximum Lawful Amount that could have been contracted for, charged, or received by Lender. If such computation reflects that the total amount of interest that has been contracted for, charged, or received by Lender or payable by Borrower exceeds the Maximum Lawful Amount, then Lender shall apply such excess to the reduction of the principal balance and not to the payment of interest; or if such excess interest exceeds the unpaid principal balance, such excess shall be refunded to Borrower. This provision concerning the crediting or refund of excess interest shall control and take precedence over all other agreements between Borrower and Lender so that under no circumstances shall the total interest contracted for, charged, or received by Lender exceed the Maximum Lawful Amount.

Interest After Default: At Lender's option, the unpaid principal balance shall bear interest after maturity (whether by acceleration or otherwise) at the "Default Interest Rate." The Default Interest Rate shall be, at Lender's option, (i) the Maximum Lawful Rate, if such Maximum Lawful Rate is established by applicable law; or (ii) the Interest Rate stated on the first page of this Note plus five (5) percentage points, if no Maximum Lawful Rate is established by applicable law; or (iii) eighteen percent (18%) per annum; or (iv) such lesser rate of interest as Lender in its sole discretion may choose to charge; but never more than the Maximum Lawful Rate or at a rate that would cause the total interest contracted for, charged, or received by Lender to exceed the Maximum Lawful Amount.

Daily Computation of Interest: To the extent permitted by applicable law, Lender at its option will calculate the per diem interest rate or amount based on the actual number of days in the year (365 or 366, as the case may be), and charge that per diem interest rate or amount each day. In no event shall Lender compute the interest in a manner that would cause Lender to contract for, charge, or receive interest that would exceed the Maximum Lawful Rate or the Maximum Lawful Amount

DEFAULT PROVISIONS:

EVENTS OF DEFAULT AND ACCELERATION OF MATURITY: LENDER MAY, AFTER THIRTY (30) DAYS' WRITTEN NOTICE TO BORROWER AND BORROWER'S FAILURE TO CURE WITHIN SUCH 30-DAY PERIOD AND WITHOUT FURTHER NOTICE OR DEMAND, (except as otherwise required by statute), ACCELERATE THE MATURITY OF THIS NOTE AND DECLARE THE ENTIRE UNPAID PRINCIPAL BALANCE AND ALL ACCRUED INTEREST AT ONCE DUE AND PAYABLE
IF:

         There is default in the payment of any installment of principal, interest, or any other sum required to be paid under the terms of this Note or any of the Loan Documents; or

         There is a breach or default (other than by Lender or Prime Medical Services, Inc.) under this Note or any of the Loan Documents, including any instrument securing the payment of this Note or any loan agreement relating to the advance of loan proceeds.

WAIVER BY BORROWER: EXCEPT AS PROVIDED IN PARAGRAPH 2(a) HEREOF AND IN ANY OTHER LOAN DOCUMENT, BORROWER AND ALL OTHER PARTIES LIABLE FOR THIS NOTE WAIVE, DEMAND, NOTICE OF INTENT TO DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST, NOTICE OF PROTEST, GRACE, NOTICE OF DISHONOR, NOTICE OF INTENT TO ACCELERATE MATURITY, NOTICE OF ACCELERATION OF MATURITY, AND DILIGENCE IN COLLECTION. EACH MAKER, SURETY, ENDORSER, AND GUARANTOR OF THIS NOTE WAIVES AND AGREES TO ONE OR MORE EXTENSIONS FOR ANY PERIOD OR PERIODS OF TIME, AND ANY PARTIAL PAYMENTS, BEFORE OR AFTER MATURITY, WITHOUT PREJUDICE TO THE HOLDER OF THIS NOTE. EACH MAKER, SURETY, ENDORSER, AND GUARANTOR WAIVES NOTICE OF ANY AND ALL RENEWALS, EXTENSIONS, REARRANGEMENTS, AND MODIFICATIONS OF THIS NOTE.

Non-Waiver by Lender: Any previous extension of time, forbearance, failure to pursue some remedy, acceptance of late payments, or acceptance of partial payment by Lender, before or after maturity, does not constitute a waiver by Lender of its subsequent right to strictly enforce the collection of this Note according to its terms.

Other Remedies Not Required: Lender shall not be required to first file suit, exhaust all remedies, or enforce its rights against any security in order to enforce payment of this Note.

Joint and Several Liability: Each Borrower who signs this Note, and all of the other parties liable for the payment of this Note, such as guarantors, endorsers, and sureties, are jointly and severally liable for the payment of this Note.

Attorney's Fees: If Lender requires the services of an attorney to enforce the payment of this Note or the performance of the other Loan Documents, or if this
Note is collected through any lawsuit, probate, bankruptcy, or other judicial proceeding, Borrower agrees to pay Lender an amount equal to its reasonable attorney's fees and other collection costs. This provision shall be limited by any applicable statutory restrictions relating to the collection of attorney's fees.

3.       MISCELLANEOUS PROVISIONS:

Subsequent Holder: All references to Lender in this Note shall also refer to any subsequent owner or holder of this Note by transfer, assignment, endorsement, or otherwise.

Transfer:Borrower  acknowledges and agrees that Lender may transfer this Note or partial interests in the Note to one or more transferees or participants, including without limitation transfers provided for in
         Section  8.10 of the Loan  Agreement.  Borrower  authorizes  Lender  to disseminate to any such transferee or participant or prospective transferee or participant any information it has pertaining to the loan evidenced by this Note, including, without limitation, credit information on Borrower and any guarantor of this Note and any of the type of information described in Section 8.10 of the Loan Agreement.

Other Parties Liable: All promises, waivers, agreements, and conditions applicable to Borrower shall likewise be applicable to and binding upon any other parties primarily or secondarily liable for the payment of this Note, including all guarantors, endorsers, and sureties.

Successors and Assigns: The provisions of this Note shall be binding upon and for the benefit of the successors, assigns, heirs, executors, and administrators of Lender and Borrower.

No Duty or Special Relationship: Borrower acknowledges that Lender has no duty of good faith to Borrower, and Borrower acknowledges that no fiduciary, trust, or other special relationship exists between Lender and Borrower.

Modifications: Any modifications agreed to by Lender relating to the release of liability of any of the parties primarily or secondarily liable for the payment of this Note, or relating to the release, substitution, or subordination of all or part of the security for this Note, shall in no way constitute a release of liability with respect to the other parties or security not covered by such modification.

Entire Agreement: Borrower warrants and represents that the Loan Documents constitute the entire agreement between Borrower and Lender with respect to the loan evidenced by this Note and agrees that no modification, amendment, or additional agreement with respect to such loan or the advancement of funds thereunder will be valid and enforceable unless made in writing signed by both Borrower and Lender.

Borrower's Address for Notice: All notices required to be sent by Lender to Borrower shall be sent by U.S. Mail, postage prepaid, to Borrower's Address for Notice stated on the first page of this Note, until Lender shall receive written notification from Borrower of a new address for notice.

Lender's Address for Payment: All sums payable by Borrower to Lender shall be paid at Lender's Address for Payment stated on the first page of this Note, or at such other address as Lender shall designate from time to time.

Business Use: Borrower warrants and represents to Lender that the proceeds of this Note will be used solely for business or commercial purposes, and in no way will the proceeds be used for personal, family, or household purposes.

Chapter 15 Not Applicable: It is understood that Chapter 15 of the Texas Credit Code relating to certain revolving credit loan accounts and tri-party accounts is not applicable to this Note.

APPLICABLE LAW: THIS NOTE HAS BEEN EXECUTED AND DELIVERED IN TEXAS AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA APPLICABLE TO TRANSACTIONS IN TEXAS.

4.       LOAN DOCUMENTS:

This Note.

The Loan Agreement and the Loan Documents as defined therein.

All other documents signed in connection with the Loan Agreement or the loan evidenced by this Note, including, without limitation, that certain Contribution Agreement, dated effective September 1, 1999, between and among Borrower, Lender, Prime Medical Services, Inc., a Delaware corporation, Prime/BDEC Acquisition, L.L.C., a Delaware limited liability company, Barnet Dulaney Eye Center, P.L.L.C., an Arizona professional limited liability company, LASIK Investors, L.L.C., a Delaware limited liability company, David D. Dulaney, M.D., Ronald W. Barnet, M.D., and Mark Rosenberg (the "Contribution Agreement") and each Transaction Document (as such term is defined in the Contribution Agreement).

                                              [Signature page follows]

                                                  SIGNATURE PAGE TO
                                                   PROMISSORY NOTE


EXECUTED this ____ day of September, 1999.



                 BORROWER:

             PRIME/BDR ACQUISITION, L.L.C., a Delaware limited liability company



                                  By: ________________________________________

                                  Printed Name: _______________________________

                                  Title: _______________________________________

                                   EXHIBIT G3

                                     FORM OF

                        ASSIGNMENT AND SECURITY AGREEMENT

         THIS ASSIGNMENT AND SECURITY AGREEMENT (this "Agreement") is made and entered into as of the ____ day of __________, 1999, by and between Prime Medical Operating, Inc., a Delaware corporation (the "Secured Party") and Prime/BDR Acquisition, L.L.C., a Delaware limited liability company (the "Debtor").

                                    RECITALS:

         A. Debtor and Secured Party have executed and delivered that certain Contribution Agreement dated effective September 1, 1999, between and among Debtor, Secured Party, Prime Medical Services, Inc., a Delaware corporation, Prime/BDEC Acquisition, L.L.C., a Delaware limited liability company, Barnet Dulaney Eye Center, P.L.L.C., an Arizona professional limited liability company, LASIK Investors L.L.C., a Delaware limited liability company, David D. Dulaney, M.D., Ronald W. Barnet, M.D., and Mark Rosenberg (the "Contribution Agreement"), and that certain Loan Agreement, dated September ___, 1999 (the "Loan Agreement"), pursuant to which Secured Party agrees to make certain loans to Debtor on the terms and subject to the conditions provided therein.

         B. Secured Party has requested that Debtor pledge the Collateral (as defined below) to secure certain obligations and liabilities that Debtor may now or hereafter have to Secured Party, including, without limitation, any obligations arising under loans made pursuant to the Loan Agreement.

     C. Debtor desires to enter into this Agreement as a material inducement to Secured Party's extension of credit under the Loan Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which Debtor acknowledges, Debtor and Secured Party agree as follows:

                                    ARTICLE I

                       COLLATERAL AND SECURED OBLIGATIONS

         1.1 Grant of Security Interest. Debtor hereby assigns, transfers, and pledges to Secured Party, and Debtor hereby grants to Secured Party a security interest in, the following described collateral (collectively, the "Collateral"):

     (a) Interest in Subsidiary. All ownership interests of Debtor in [Target Center], whether now existing or hereafter acquired and including, without limitation, that certain ____% interest in [Target Center]

     (b) Interest in Acquisition Agreements. All of Debtor's interest and rights (but not any obligations) under that certain [Describe Acquisition Documents Pursuant To Which Target Center Was Acquired and Related Transaction Documents];

                  (c) Accounts. All accounts and rights now or hereafter attributable to any of the Collateral described in (a) and (b)above, and all rights of Debtor now or hereafter arising under any agreement pertaining to the Collateral described in (a) and (b) above, including without limitation all distributions, proceeds, fees, dividends, preferences, payments or other benefits of whatever nature which Debtor is now or may hereafter become entitled to receive with respect to any Collateral described in (a) and (b) above;

                  (d) Additional Property. "Collateral" shall also include the following property (collectively, the "Additional Property") which Debtor becomes entitled to receive or shall receive in connection with any other
Collateral: (i) any stock or other ownership certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination, stock split, reverse stock split, or spin-off; (ii) any option, warrant, subscription or right, whether as an addition to or in substitution of any other Collateral; (iii) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (iv) any interest, premium or principal payments; and (v) any conversion or redemption proceeds; and

                  (e) Proceeds. All proceeds (cash and non-cash) arising out of the sale, exchange, collection or other disposition of all or any portion of the Collateral described in (a), (b), (c) or (d) above, including without limitation proceeds in the form of stock, accounts, chattel paper, instruments, documents, goods, inventory and equipment.

The security interest in the Collateral hereby granted by Debtor to Secured Party may sometimes be referred to in this Agreement as the "Security Interest".

         1.2 Obligations. This Agreement and the Security Interest shall secure full and punctual payment and performance of the following indebtedness, duties and obligations (collectively, the "Obligations"):

                  (a) All liabilities and obligations of Debtor to Secured Party or any subsidiary of Secured Party (including, without limitation, any principal, interest, fees and other amounts, and any other obligations) under and pursuant to this Agreement and/or the Contribution Agreement, the Loan
Agreement, each promissory note issued pursuant to the Loan Agreement (collectively, the "Note"), and/or any other contract or agreement between Secured Party (or any of its subsidiaries) and Debtor or any affiliate of Debtor (collectively, including the Contribution Agreement, the Loan Agreement and the Note, the "Other Agreements"); and

                  (b) (i) all indebtedness, obligations and liabilities of Debtor and/or any affiliate of Debtor to Secured Party or any subsidiary of Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, arising from, connected with, or related to the Other Agreements, or any other document, agreement, or instrument executed in connection therewith, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Debtor and/or any affiliate of Debtor to Secured Party or any subsidiary of Secured Party under any documents or agreements evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party or its subsidiaries in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

                  (c) All sums now or hereafter loaned or advanced by Secured Party or any subsidiary of Secured Party to Debtor or any affiliate of Debtor, or expended by Secured Party or its subsidiaries for the account of Debtor or its affiliates or otherwise owing by Debtor or its affiliates to Secured Party or its subsidiaries, in respect of the Obligations, and all other sums expended or advanced by Secured Party or its subsidiaries pursuant to any term or provision of this Agreement or any Other Agreement (i) to collect and/or enforce the Obligations or (ii) to maintain, protect and preserve the Collateral.

                                   ARTICLE II

       DEBTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO COLLATERAL

         Debtor hereby represents and warrants to Secured Party as follows:

         2.1 Ownership of Collateral. Debtor has good and marketable title to the Collateral free and clear of any liens, security interests, shareholders agreement, calls, charge, or encumbrance, except for this Security Interest. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except as may have been filed in favor of Secured Party relating to this Agreement.

         2.2 Power & Authority. Debtor has the lawful right, power, and authority to grant the Security Interest in the Collateral. This Agreement, together with all filings and other actions necessary or desirable to perfect and protect such security interest, which have been duly taken, create a valid and perfected first priority security interest in the Collateral securing the payment and performance of the Obligations.

         2.3 No Agreements. The Interests are not subject to any right of redemption, or any call or put options, voting trust, proxy, shareholders agreement, right of first refusal, or any other document or agreement which would in any way impair or adversely affect this Security Interest or the rights of Secured Party under this Agreement.

         2.4 Securities. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Debtor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral.

                                   ARTICLE III

                  DEBTOR'S OTHER REPRESENTATIONS AND WARRANTIES

         3.1 Solvency of Debtor. As of the date hereof, (i) Debtor is and will be solvent; (ii) the fair saleable value of Debtor's assets exceeds and will continue to exceed Debtor's liabilities (both fixed and contingent); (iii) Debtor has and will have sufficient capital to satisfy all of Debtor's obligations as they become due; (iv) no receiver, trustee, or custodian has been appointed for, or taken possession of, all or substantially all of the assets of Debtor, either in a proceeding brought by Debtor or in a proceeding brought against Debtor; (v) Debtor is not the subject of a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, including without limitation a petition filed by Debtor or a petition filed by a third party seeking relief against Debtor; and (vi) Debtor has no intention of filing a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, or of seeking any other form of creditor relief, within the two-year period immediately following the date of this Agreement.

         3.2 Authority and Compliance. Debtor has full power and authority to enter into this Agreement. Debtor has full power and authority to enter into and perform its obligations under each Other Agreement. No further consent or approval is required as a condition to the validity of this Agreement or any Other Agreement. Debtor is in compliance with all applicable laws, ordinances, statutes, orders, regulations, judgments, writs, or decrees of any governmental entity to which it is subject.

         3.3 Binding Agreement. This Agreement and each Other Agreement constitute valid and legally binding obligations of Debtor, in accordance with their terms, subject to the applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally.

         3.4 Litigation. There are no proceedings pending or, to the knowledge of Debtor, threatened before any court or administrative agency which will or may have a material adverse effect on the financial condition of Debtor or upon Debtor's ability to perform its obligations under this Agreement or any Other Agreement.

         3.5 No Conflicting Agreements. There are no provisions of any existing agreement, mortgage, indenture or contract binding on Debtor or affecting its property, which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of this Agreement or any Other Agreement.

         3.6 Ownership of Assets. Debtor has good and full title to the Collateral, and the Collateral is owned free and clear of liens, charges, claims, security interests, and other encumbrances.

     3.7 Taxes. Debtor has filed all tax returns required to be filed by Debtor.

                                   ARTICLE IV

                  DEBTOR'S COVENANTS WITH RESPECT TO COLLATERAL

         Debtor covenants and agrees that from the date hereof and until the payment and performance in full of the Obligations unless Secured Party otherwise consents in writing:

         4.1 Delivery of Instruments and/or Certificates. Contemporaneously herewith, Debtor covenants and agrees to deliver to Secured Party any certificates, documents, or instruments representing or evidencing the Collateral, with Debtor's endorsement thereon and/or accompanied by property instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party.

         4.2 Further Assurances. Debtor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party;
(C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Party's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party.

         4.3 Additional Property. All Additional Property, as defined in Section 1.1(c) above, received by Debtor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Debtor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Debtor and delivered to Secured Party pursuant to this Section shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

         4.4 Sale, Transfer, Encumbrance. Debtor will not sell, transfer, mortgage, or otherwise encumber any Collateral or impair the value thereof in any manner without Secured Party's prior written consent, including without limitation by purchase, lease, barter, trade, payment deferral, or the creation, assumption or guarantee of indebtedness or other lending of credit. Secured Party's written consent to any sale, mortgage, transfer, or encumbrance shall not be construed to be a waiver of this provision in respect to any subsequent proposed sale, mortgage, transfer, or encumbrance.

         4.5 Liens. Neither Debtor nor any person acting on Debtor's behalf has, or shall have any right, power, or authority to and shall not create, incur, or permit to be placed or imposed, upon the Collateral, any lien of any type or nature whatsoever, other than the liens in favor of Secured Party.

         4.6 Matters or Occurrences Affecting Collateral or this Agreement. Debtor will promptly notify Secured Party of any and all matters or occurrences that may have a material adverse effect on the status or value of the Collateral or this Agreement, including without limitation the occurrence of an Event of Default, or an event which, with giving of notice or lapse of time, or both, would constitute an Event of Default.

     4.7 Agreements Pertaining to Collateral. Debtor will not enter into any type of contract or agreement pertaining to any of the Collateral or in any way transfer any voting rights pertaining to the Collateral to any person or entity.

         4.8 Dilution of Ownership. As to any securities pledged as Collateral, Debtor will not consent to or approve of the issuance of (i) any additional interests or shares of any class of securities of such issuer, (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities.

         4.9 Restrictions on Securities. Debtor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party. As to any securities pledged as collateral, Debtor will not consent to or approve of any stock split, reverse stock split, stock dividend, reclassification, or other similar act or transaction regarding the Interests unless consented to in writing by Secured Party.

                                    ARTICLE V

                         DEBTOR'S AFFIRMATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that it shall (i) promptly advise Secured Party in writing of any litigation filed against Debtor and of any condition, event or act which comes to its attention that would or might have a material adverse effect on Debtor's financial condition or on Debtor's ability to perform the Obligations, (ii)
except as expressly contemplated in Section 4.3(e)(i) and (ii) of the Contribution Agreement, pay all available funds toward repayment of the Note, regardless of whether payment of such amounts exceeds the required payments under the Note and (iii) if Borrower uses any proceeds from the Note, to acquire, directly or indirectly, a one hundred percent (100%) interest in a Target Center, Borrower shall cause such Target Center to execute a security agreement, acceptable in form and substance to Lender, granting to Lender or one of Lender's subsidiaries the highest available priority security interest in all of the assets of such Target Center.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that Debtor will not, without the prior written consent of Secured Party:

     6.1 Liens. Grant, suffer, or permit liens on, or security interests in, the Collateral.

         6.2 Violate Other Covenants. Violate or fail to comply with any covenants or agreements regarding other debt which will or would with the passage of time or upon demand cause the maturity of any other debt to be accelerated.

                                   ARTICLE VII

                              DEFAULT AND REMEDIES

     7.1 Events of Default. An Event of Default (herein so called) shall exist if any one or more of the following events shall occur:


                  (a) The failure of Debtor to pay any amount required to be paid under the Loan Agreement (including, without limitation, principal, interest and fees due thereunder), or any other amount which Debtor may now or hereafter owe to Secured Party under any Other Agreement or otherwise, within ten (10) calendar days after such amount is due;

                  (b) The failure of Debtor to pay any Obligation after such amount is due (and, if applicable under the terms of any contractual agreement creating or governing such Obligation, after the expiration of any cure period expressly required);

     (c) Debtor's breach of a covenant in this Agreement or any other failure to perform its obligations under this Agreement or any Other Agreement;

                  (d) Any representation or warranty made by Debtor in this Agreement or any Other Agreement between Debtor and Secured Party shall be false or materially misleading, as determined in the reasonable discretion of Secured Party;

                  (e) Any event of default shall occur under the terms of the Loan Agreement and shall not be cured within the time expressly provided for with respect thereto in the Loan Agreement;

                  (f) If Debtor or any other party obligated to pay any portion of the Obligations: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due and Secured Party, in good faith, determines that such event or condition could lead to a material impairment of the Collateral, or any part thereof, or of any other payment security for any of the Obligations; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon, or any claim against or affecting, any property of such party; or (vi) fails to pay within ninety (90) days any final money judgment against such party; or

                  (g) The issuer of any securities constituting Collateral files a petition for relief under any Applicable Bankruptcy Law, an involuntary petition for relief is filed against any such issuer under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within thirty (30) days after the filing thereof, or an order for relief naming any such issuer is entered under any Applicable Bankruptcy Law.

     7.2 Secured Party's Remedies. Upon the occurrence of an Event of Default:

                  (a) Secured Party may declare the Obligations in whole or part immediately due and may enforce payment and performance of the same and exercise any rights under the Texas UCC, rights and remedies of Secured Party under this Agreement, or otherwise.

                  (b) Secured Party may, at Secured Party's option and at the expense of Debtor, either in Secured Party's own right or in the name of Debtor and in the same manner and to the same extent that Debtor might reasonably so act if this Agreement had not been made: (i) do all things requisite, convenient, or necessary to enforce the performance and observance of all rights, remedies and privileges of Debtor arising from the Collateral, or any part thereof, including without limitation compromising, waiving, excusing, or in any manner releasing or discharging any obligation of any party to or arising from the Collateral; (ii) take possession of the books, papers, chattel paper, documents of title, and accounts of Debtor, wherever located, relating to the Collateral; (iii) sue or otherwise collect and receive money attributable to the Collateral; and (iv) exercise any other lawfully available powers or remedies, and do all other things which Secured Party deems requisite, convenient or necessary or which the Secured Party deems proper to protect the Security Interest.

                  (c) Secured Party may foreclose this Agreement in the manner now or hereafter provided or permitted by law and may upon such reasonable notification prior thereto as may be required by applicable law (Debtor hereby agreeing that ten days' notice is commercially reasonable), sell, assign, transfer, or otherwise dispose of the Collateral at public or private sale, in whole or in part, and Secured Party may, in its own name or as Debtor's attorney-in-fact effectively assign and transfer the Collateral, or any part thereof, absolutely, and execute and deliver all necessary assignments, conveyances, bills of sale, and other instruments with power to substitute one or more persons or corporations with like power. Any such foreclosure sale, assignment, transfer, or other disposition shall, to the extent permitted by law, be a perpetual bar, both at law and in equity, against Debtor and all persons and corporations lawfully claiming by or through or under Debtor. Any such foreclosure sale may be adjourned from time to time. Upon any sale, Secured Party may bid for and purchase the Collateral, or any part thereof, and upon compliance with the terms of sale may hold, retain, possess and dispose of the Collateral, in its absolute right without further accountability. Secured Party shall have the right to be credited on the amount of its bid a corresponding amount of the Obligations as of the date of such sale.

                  (d) If, in the opinion of Secured Party, there is any question that a public sale or distribution of any Collateral will violate any state or federal securities law, Secured Party (i) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (ii) may sell such securities in any type of offering which complies with, or is exempt from the registration requirements of, the Securities Act of 1933 and any applicable state securities laws, and no sale so made in good faith by Secured Party shall be deemed to be not "commercially reasonable" because so made.

                  (e)  Not  in  limitation  of  any  other   provision  of  this
Agreement, Secured Party shall have all rights and remedies of a secured party under the Texas UCC.

         7.3 Application of Proceeds. Secured Party may apply the proceeds of any foreclosure sale hereunder or from any other permitted disposition of the Collateral or any part thereof as follows: (a) first, to the payment of all reasonable costs and expenses of any foreclosure and collection hereunder and all proceedings in connection therewith, including reasonable attorneys' fees;
(b) then, to the reimbursement of Secured Party for all disbursements made by Secured Party for taxes, assessments or liens superior to the Security Interest and which Secured Party shall deem expedient to pay; (c) then, to the reimbursement of Secured Party of any other disbursements made by Secured Party in accordance with the terms hereof or under the Contribution Agreement or any Other Agreement; (d) then, to or among the amounts of fees, interest and principal then owing and unpaid in respect of the Obligations, in such priority as Secured Party may determine in its discretion; and (e) the remainder of such proceeds, if any, shall be paid to Debtor. If such proceeds shall be insufficient to discharge the entire Obligations, Secured Party shall have any other available legal recourse against Debtor under, or for the performance of, the Contribution Agreement and any Other Agreement between Debtor and Secured Party, for the deficiency, together with interest thereon at the maximum rate permitted under applicable law.

         7.4 Enforcement of Obligations. Nothing in this Agreement or in any other document or agreement shall affect or impair the unconditional and absolute right of Secured Party to enforce the Obligations as and when the same shall become due in accordance with the terms of any Other Agreement.

                                  ARTICLE VIII

                             RIGHTS OF SECURED PARTY

         8.1 Subrogation. Upon the occurrence of an Event of Default, Secured Party, at its election, may subrogate to all of the interest, rights and remedies of the Debtor, in respect to any of the Collateral or agreements pertaining thereto.

         8.2 Secured Party Appointed Attorney-in-Fact. Debtor hereby appoints Secured Party as attorney-in-fact of Debtor, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, from time to time on Secured Party's discretion and upon the occurrence of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation: (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) of this Section 8.2; (c) to file any claims or take any action or institute any proceeding which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party against any of the Collateral; and (d) to assign and transfer the Collateral, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

         8.3 Performance by Secured Party. If Debtor fails to perform any agreement contained herein, Secured Party may itself perform, or cause the performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Section 8.8. In no event, however, shall Secured Party have any obligation or duties whatsoever to perform any covenant or agreement of Debtor contained herein, and any such performance by Secured Party shall be wholly discretionary with Secured Party.

         8.4 Duties of Secured Party. The powers conferred upon Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for money actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Debtor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral; (c) collect any amounts payable in respect of the Collateral; (d) sell all or any portion of the Collateral, for any reason; or (e) hold the Collateral for or on behalf of any party other than Debtor.

         8.5 No Liability of Secured Party. Neither the acceptance of this Agreement by Secured Party, nor the exercise of any rights hereunder by Secured Party, shall be construed in any way as an assumption by Secured Party of any obligations, responsibilities, or duties of Debtor arising in connection with the Collateral assigned hereunder or otherwise bind Secured Party to the performance of any obligations respecting the Collateral, it being expressly understood that Secured Party shall not be obligated to perform, observe, or discharge any obligation, responsibility, duty, or liability of Debtor in respect of any of the Collateral, including without limitation appearing in or defending any action, expending any money or incurring any expense in connection therewith. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR SHALL AND DOES AGREE TO INDEMNIFY, PROTECT, DEFEND AND HOLD HARMLESS SECURED PARTY AND ITS SUBSIDIARIES, AND EACH OF THEIR OFFICERS, DIRECTORS, REPRESENTATIVES, AGENTS, EMPLOYEES, LENDERS, SUCCESSORS AND ASSIGNS, FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, LOSSES, FINES, PENALTIES, CAUSES OF ACTIONS, SUITS, JUDGMENTS AND EXPENSES (INCLUDING COURT COSTS, ATTORNEY'S FEES AND COST OF INVESTIGATION) OF ANY NATURE, KIND OR DESCRIPTION OF ANY PERSON OR ENTITY, DIRECTLY OR INDIRECTLY, ARISING OUT OF, CAUSED BY OR RESULTING FROM (IN WHOLE OR IN PART), ANY ACT OR OMISSION OF SECURED PARTY, OR ANYONE ACTING ON BEHALF OF SECURED PARTY, IN CONNECTION WITH THE COLLATERAL, INCLUDING WITHOUT LIMITATION ANY MARKET FLUCTUATIONS IN THE COLLATERAL AS A RESULT OF SECURED PARTY'S SALE OF, OR FAILURE TO SELL, THE INTERESTS AT ANY PARTICULAR TIME WHEN IT HAS THE RIGHT TO DO SO. THE FOREGOING INDEMNITY SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT.

         8.6 Right of Secured Party to Defend Action Affecting Security. Secured Party may, at the expense of Debtor, appear in and defend any action or proceeding at law or in equity purporting to affect Secured Party's Security Interest under this Agreement.

         8.7 Right of Secured Party to Prevent or Remedy Default. If Debtor shall fail to perform any of the covenants, conditions and agreements required to be performed and observed by Debtor under any Other Agreement, or in respect of the Collateral (subject to any applicable default cure period), Secured Party
(a) may but shall not be obligated to take any action Secured Party deems necessary or desirable to prevent or remedy any such default by Debtor or otherwise to protect the Security Interest, and (b) shall have the absolute and immediate right to take possession of the Collateral or any part thereof (to the extent Secured Party has not previously taken possession) to such extent and as often as the Secured Party, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Debtor, or otherwise to protect the security of this Agreement. Secured Party may advance or expend such sums of money for the account of Debtor as Secured Party in its sole discretion deems necessary for any such purpose.

         8.8 Secured Party's Expenses. All reasonable advances, costs, expenses, charges and attorneys' fees which Secured Party may make, pay or incur under any provision of this Agreement for the protection of its security or for the enforcement of any of its rights hereunder, including, without limitation, in foreclosure proceedings commenced and subsequently abandoned or in any dispute or litigation in which Secured Party or the holder of any of the Obligations may become involved by reason of or arising out of any Other Agreement or the Collateral, shall be a part of the Obligations and shall be paid by Debtor to Secured Party, upon demand, and shall bear interest until paid at the maximum rate of interest permitted by applicable law, from the date incurred by Secured Party until repaid by Debtor.

         8.9. Convertible Collateral. Secured Party may present for conversion any Collateral which is convertible into any other instrument or investment security or a combination thereof with cash, but Secured Party shall not have any duty to present for conversion any Collateral unless it shall have received from Debtor detailed written instructions to that effect at a time reasonably far in advance of the final conversion date to make such conversion possible.

         8.10 Secured Party's Right of Set-Off. Upon the happening of any event entitling Secured Party to pursue any remedy provided herein, or if Secured Party shall be served with garnishment process in which Debtor shall be named as defendant, whether or not Debtor shall be in default hereunder at the time, Secured Party may, but shall not be required to, set-off any indebtedness owing by Secured Party to Debtor against any of the Obligations without first resorting to the security hereunder and without prejudice to any other rights or remedies of Secured Party or its Security Interest.

         8.11 Remedies. No right or remedy herein reserved to Secured Party is intended to be exclusive of any other right or remedy, but each and every such remedy shall be cumulative, not in lieu of, but in addition to any other rights or remedies given under this Agreement and all other security documents. Any and all of Secured Party's rights and remedies may be exercised from time to time and as often as such exercise as deemed necessary or desirable by Secured Party.

         8.12 Debtor's Waivers. Debtor waives notice of the creation, advance, increase, existence, extension, or renewal of, and of any indulgence with respect to, the Obligations; waives notice of intent to accelerate, notice of acceleration, notice of intent to demand, presentment, demand, notice of
dishonor,  and  protest;   waives  notice  of  the  amount  of  the  Obligations
outstanding at any time, notice of any change in financial condition of any person liable for the Obligations or any part thereof, notice of any Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations and any part thereof may be accelerated, extended, or renewed one or more times by Secured Party in its discretion, without notice to Debtor.

         8.13 Other Parties and Other Collateral. No renewal or extension of or any other indulgence with respect to the Obligations or any part thereof, no release of any security, no release of any person (including any maker, endorser, guarantor, or surety) liable on the Obligations, no delay in enforcement of payment, and no delay or admission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement shall in other manner impair or affect the rights of Secured Party under the law, under this Agreement, or under any other document or agreement pertaining to the other security for the Obligations, before foreclosing upon the Collateral for the purpose of paying the Obligations. Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and Debtor agrees that Secured Party shall have no duty or obligation to Debtor to apply to the Obligations any such other security or proceeds thereof.

                                   ARTICLE IX

                                  MISCELLANEOUS

     9.1 Terms Commercially Reasonable. The terms of this Agreement shall be deemed commercially reasonable within the meaning of the Texas UCC.

         9.2 Notices. Any notices or demands required or permitted to be given hereunder shall be deemed sufficiently given if in writing and personally delivered or mailed (with all postage and charges prepaid), addressed to Secured Party or to Debtor their respective addresses set forth below, or at such other address as the above parties may from time to time designate by written notice to the other given in accordance with this Section 9.2. Any such notice, if personally delivered or transmitted by telex or telegram, shall be deemed to have been given on the date so delivered or transmitted or, if mailed, be deemed to have been given on the day after such notice is placed in the United States mail in accordance with this Section 9.2.

                  Secured Party:       1301 Capital of Texas Hwy., Suite C-300
                                       Austin, Travis County, Texas 78746
                                       Attn: President

                  with copy to:        Timothy L. LaFrey, Esq.
                                       Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                       1900 Frost Bank Plaza
                                       816 Congress Avenue
                                       Austin, Texas 78701

                  Debtor:              Prime/BDR Acquisition, L.L.C.
                                       1301 Capital of Texas Hwy., Suite C-300
                                       Austin, Travis County, Texas 78746
                                       Attn: President

         9.3 Parties Bound. Secured Party's rights under this Agreement and the Security Interest shall inure to the benefits of its successors and assigns, and in the event of any assignment or transfer of any of the Obligations or the Collateral, Secured Party thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Secured Party shall retain all rights and powers hereby given with respect to any of the Obligations or Collateral not so assigned or transferred. All representations, warranties, and agreements of Debtor if more than one are joint and several, and all shall be binding upon the personal representatives, heirs, successors, and assigns of Debtor.

         9.4 Waiver. No delay of Secured Party in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Secured Party of any right hereunder of any default by Debtor shall be binding upon Secured Party unless in writing, and no failure by Secured Party to exercise any power or right hereunder or waiver of any default by Debtor shall operate as a waiver of any other or further exercise of such right or power of any further default.

         9.5 Agreement Continuing. This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between Secured Party and Debtor shall be closed at any time, shall be equally applicable to any new transactions thereafter. Provisions of this Agreement, unless by their terms exclusive, shall be in addition to those contained in any Other Agreement.

         9.6 Definitions. Unless the context indicated otherwise, definitions in the Texas Business and Commerce Code ("Texas UCC") apply to words and phrases in this Agreement; if Texas UCC definitions conflict, Chapter 9 definitions apply.

         9.7 Miscellaneous. In this Agreement, whenever the context so requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural and vice versa. The headings of paragraphs herein are inserted only for convenience and shall in no way define, describe or limit the scope of intent of any provisions of this Agreement. No change, amendment, modification, cancellation, or discharge of any provision of this Agreement shall be valid unless consented to in writing by Secured Party.

         9.8 Assignment of Secured Party's Interest. Secured Party shall have the right to assign all or any portion of its rights in this Agreement without approval or consent. Debtor acknowledges that Lender intends to make a collateral assignment of its rights under this Agreement for the benefit of one or more of its lenders. Debtor may not assign this Agreement or any of its rights or obligations hereunder without the express prior written consent of Secured Party in each instance.

     9.9 Applicable Laws. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     9.10 ENTIRE AGREEMENT. THIS AGREEMENT, THE LOAN AGREEMENT, THE NOTE AND THE CONTRIBUTION AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                            [Signature page follows]

                                SIGNATURE PAGE TO

                                 ASSIGNMENT AND

                               SECURITY AGREEMENT

         EXECUTED this ____ day of __________, 1999.


DEBTOR:                                    Prime/BDR Acquisition, L.L.C.

                                           By:_________________________________

                                           Printed Name:________________________

                                           Title:_______________________________


SECURED PARTY:                             Prime Medical Operating, Inc.

                                           By:_________________________________

                                           Printed Name:________________________

                                           Title:_______________________________

                                   EXHIBIT-G4

                                         ASSIGNMENT AND SECURITY AGREEMENT

         THIS ASSIGNMENT AND SECURITY AGREEMENT (this "Agreement") is made and entered into as of the 1st day of September, 1999, by and between Prime Medical Operating, Inc., a Delaware corporation (the "Secured Party") and Prime/BDR Acquisition, L.L.C., a Delaware limited liability company (the "Debtor").

                                                     RECITALS:

         A. Debtor and Secured Party have executed and delivered that certain Contribution Agreement dated effective September 1, 1999, between and among Debtor, Secured Party, Prime Medical Services, Inc., a Delaware corporation, Prime/BDEC Acquisition, L.L.C., a Delaware limited liability company, Barnet Dulaney Eye Center, P.L.L.C., an Arizona professional limited liability company, LASIK Investors L.L.C., a Delaware limited liability company, David D. Dulaney, M.D., Ronald W. Barnet, M.D., and Mark Rosenberg (the "Contribution Agreement"), and that certain Loan Agreement, dated September 1, 1999 (the "Loan Agreement"), pursuant to which Secured Party agrees to make certain loans to Debtor on the terms and subject to the conditions provided therein.

          B. Secured Party has requested that Debtor pledge the Collateral (as defined below) to secure certain obligations and liabilities that Debtor may now or hereafter have to Secured Party, including, without limitation, any obligations arising under loans made pursuant to the Loan Agreement.

         C. Debtor desires to enter into this Agreement as a material inducement to Secured Party's extension of credit under the Loan Agreement.

                                                    AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which Debtor acknowledges, Debtor and Secured Party agree as follows:

                                                     ARTICLE I
                                        COLLATERAL AND SECURED OBLIGATIONS

          1.1 Grant of Security Interest. Debtor hereby assigns, transfers, and pledges to Secured Party, and Debtor hereby grants to Secured Party a security interest in, the following described collateral (collectively, the "Collateral"): --------------------------

          (a) Interest in Subsidiary. All ownership interests of Debtor in Horizon Vision Center, Inc., a Nevada corporation ("Horizon"), whether now existing or hereafter acquired and including, without limitation, that certain 60% interest in Horizon (the "Interests"). ----------------------

          (b) Interest in Acquisition Agreements. All of Debtor's interest and rights (but not any obligations) under those certain Stock Purchase Agreements by and between Debtor and the Shareholders of Horizon;
     ----------------------------------

          (c) Accounts. All accounts and rights now or hereafter attributable to any of the Collateral described in (a) and (b)above, and all rights of Debtor now or hereafter arising under any agreement pertaining to the Collateral described in (a) and (b) above, including without limitation all distributions, proceeds, fees, dividends, preferences, payments or other benefits of whatever nature which Debtor is now or may hereafter become entitled to receive with respect to any Collateral --------described in (a) and (b) above;

                  (d) Additional Property. "Collateral" shall also include the following property (collectively, the "Additional Property") which Debtor becomes entitled to receive or shall receive in connection with any other
Collateral: (i) any stock or other ownership certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination, stock split, reverse stock split, or spin-off; (ii) any option, warrant, subscription or right, whether as an addition to or in substitution of any other Collateral; (iii) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (iv) any interest, premium or principal payments; and (v) any conversion or redemption proceeds; and

          (e) Proceeds. All proceeds (cash and non-cash) arising out of the sale, exchange, collection or other disposition of all or any portion of the Collateral described in (a), (b), (c) or (d) above, including without limitation proceeds in the form of stock, accounts, chattel paper, instruments, documents, goods, inventory and equipment. --------

The security interest in the Collateral hereby granted by Debtor to Secured Party may sometimes be referred to in this Agreement as the "Security Interest".

          1.2 Obligations. This Agreement and the Security Interest shall secure full and punctual payment and performance of the following indebtedness, duties and obligations (collectively, the "Obligations"): -----------

                  (a) All liabilities and obligations of Debtor to Secured Party or any subsidiary of Secured Party (including, without limitation, any principal, interest, fees and other amounts, and any other obligations) under and pursuant to this Agreement and/or the Contribution Agreement, the Loan
Agreement, each promissory note issued pursuant to the Loan Agreement (collectively, the "Note"), and/or any other contract or agreement between Secured Party (or any of its subsidiaries) and Debtor or any affiliate of Debtor (collectively, including the Contribution Agreement, the Loan Agreement and the Note, the "Other Agreements"); and

                  (b) (i) all indebtedness, obligations and liabilities of Debtor and/or any affiliate of Debtor to Secured Party or any subsidiary of Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, arising from, connected with, or related to the Other Agreements, or any other document, agreement, or instrument executed in connection therewith, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Debtor and/or any affiliate of Debtor to Secured Party or any subsidiary of Secured Party under any documents or agreements evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party or its subsidiaries in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

                  (c) All sums now or hereafter loaned or advanced by Secured Party or any subsidiary of Secured Party to Debtor or any affiliate of Debtor, or expended by Secured Party or its subsidiaries for the account of Debtor or its affiliates or otherwise owing by Debtor or its affiliates to Secured Party or its subsidiaries, in respect of the Obligations, and all other sums expended or advanced by Secured Party or its subsidiaries pursuant to any term or provision of this Agreement or any Other Agreement (i) to collect and/or enforce the Obligations or (ii) to maintain, protect and preserve the Collateral.

                                   ARTICLE II
       DEBTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO COLLATERAL

         Debtor hereby represents and warrants to Secured Party as follows:

          2.1 Ownership of Collateral. Debtor has good and marketable title to the Collateral free and clear of any liens, security interests, shareholders agreement, calls, charge, or encumbrance, except for this Security Interest. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except as may have been filed in favor of Secured Party relating to this Agreement. -----------------------

          2.2 Power & Authority. Debtor has the lawful right, power, and authority to grant the Security Interest in the Collateral. This Agreement, together with all filings and other actions necessary or desirable to perfect and protect such security interest, which have been duly taken, create a valid and perfected first priority security interest in the Collateral securing the payment and performance of the Obligations.
     -----------------

          2.3 No Agreements. The Interests are not subject to any right of redemption, or any call or put options, voting trust, proxy, shareholders agreement, right of first refusal, or any other document or agreement which would in any way impair or adversely affect this Security Interest or the rights of Secured Party under this Agreement. -------------

          2.4 Securities. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Debtor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as ---------- Collateral.

                                                    ARTICLE III
                                   DEBTOR'S OTHER REPRESENTATIONS AND WARRANTIES

         3.1 Solvency of Debtor. As of the date hereof, (i) Debtor is and will be solvent; (ii) the fair saleable value of Debtor's assets exceeds and will continue to exceed Debtor's liabilities (both fixed and contingent); (iii) Debtor has and will have sufficient capital to satisfy all of Debtor's obligations as they become due; (iv) no receiver, trustee, or custodian has been appointed for, or taken possession of, all or substantially all of the assets of Debtor, either in a proceeding brought by Debtor or in a proceeding brought against Debtor; (v) Debtor is not the subject of a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, including without limitation a petition filed by Debtor or a petition filed by a third party seeking relief against Debtor; and (vi) Debtor has no intention of filing a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, or of seeking any other form of creditor relief, within the two-year period immediately following the date of this Agreement.

          3.2 Authority and Compliance. Debtor has full power and authority to enter into this Agreement. Debtor has full power and authority to enter into and perform its obligations under each Other Agreement. No further consent or approval is required as a condition to the validity of this Agreement or any Other Agreement. Debtor is in compliance with all applicable laws, ordinances, statutes, orders, regulations, judgments, writs, or decrees of any governmental entity to which it is subject.
     ------------------------

          3.3 Binding Agreement. This Agreement and each Other Agreement constitute valid and legally binding obligations of Debtor, in accordance with their terms, subject to the applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally. -----------------

          3.4 Litigation. There are no proceedings pending or, to the knowledge of Debtor, threatened before any court or administrative agency which will or may have a material adverse effect on the financial condition of Debtor or upon Debtor's ability to perform its obligations under this Agreement or any Other Agreement. ----------

          3.5 No Conflicting Agreements. There are no provisions of any existing agreement, mortgage, indenture or contract binding on Debtor or affecting its property, which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of this Agreement or any Other Agreement. -------------------------

          3.6 Ownership of Assets. Debtor has good and full title to the Collateral, and the Collateral is owned free and clear of liens, charges, claims, security interests, and other encumbrances. -------------------

          3.7 Taxes. Debtor has filed all tax returns required to be filed by Debtor.
                                                    ARTICLE IV
                                   DEBTOR'S COVENANTS WITH RESPECT TO COLLATERAL

         Debtor covenants and agrees that from the date hereof and until the payment and performance in full of the Obligations unless Secured Party otherwise consents in writing:

         4.1 Delivery of Instruments and/or Certificates. Contemporaneously herewith, Debtor covenants and agrees to deliver to Secured Party any certificates, documents, or instruments representing or evidencing the Collateral, with Debtor's endorsement thereon and/or accompanied by property instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party.

         4.2 Further Assurances. Debtor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party;
(C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Party's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party.

         4.3 Additional Property. All Additional Property, as defined in Section 1.1(d) above, received by Debtor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Debtor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Debtor and delivered to Secured Party pursuant to this Section shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

         4.4 Sale, Transfer, Encumbrance. Debtor will not sell, transfer, mortgage, or otherwise encumber any Collateral or impair the value thereof in any manner without Secured Party's prior written consent, including without limitation by purchase, lease, barter, trade, payment deferral, or the creation, assumption or guarantee of indebtedness or other lending of credit. Secured Party's written consent to any sale, mortgage, transfer, or encumbrance shall not be construed to be a waiver of this provision in respect to any subsequent proposed sale, mortgage, transfer, or encumbrance.

          4.5 Liens. Neither Debtor nor any person acting on Debtor's behalf has, or shall have any right, power, or authority to and shall not create, incur, or permit to be placed or imposed, upon the Collateral, any lien of any type or nature whatsoever, other than the liens in favor of Secured Party. -----

          4.6 Matters or Occurrences Affecting Collateral or this Agreement. Debtor will promptly notify Secured Party of any and all matters or occurrences that may have a material adverse effect on the status or value of the Collateral or this Agreement, including without limitation the occurrence of an Event of Default, or an event which, with giving of notice or lapse of time, or both, would constitute an Event of Default.
     -------------------------------------------------------------

          4.7 Agreements Pertaining to Collateral. Debtor will not enter into any type of contract or agreement pertaining to any of the Collateral or in any way transfer any voting rights pertaining to the Collateral to any person or entity. -----------------------------------

         4.8 Dilution of Ownership. As to any securities pledged as Collateral, Debtor will not consent to or approve of the issuance of (i) any additional interests or shares of any class of securities of such issuer, (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities.

         4.9 Restrictions on Securities. Debtor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party. As to any securities pledged as collateral, Debtor will not consent to or approve of any stock split, reverse stock split, stock dividend, reclassification, or other similar act or transaction regarding the Interests unless consented to in writing by Secured Party.

                                                     ARTICLE V
                                          DEBTOR'S AFFIRMATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that it shall (i) promptly advise Secured Party in writing of any litigation filed against Debtor and of any condition, event or act which comes to its attention that would or might have a material adverse effect on Debtor's financial condition or on Debtor's ability to perform the Obligations, (ii)
except as expressly contemplated in Section 4.3(e)(i) and (ii) of the Contribution Agreement, pay all available funds toward repayment of the Note, regardless of whether payment of such amounts exceeds the required payments under the Note and (iii) if Borrower uses any proceeds from the Note, to acquire, directly or indirectly, a one hundred percent (100%) interest in a Target Center (as defined in the Contribution Agreement), Borrower shall cause such Target Center to execute a security agreement, acceptable in form and substance to Lender, granting to Lender or one of Lender's subsidiaries the highest available priority security interest in all of the assets of such Target Center.

                                                    ARTICLE VI
                                                NEGATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that Debtor will not, without the prior written consent of Secured Party:

         6.1 Liens. Grant, suffer, or permit liens on, or security interests in, the Collateral.

          6.2 Violate Other Covenants. Violate or fail to comply with any covenants or agreements regarding other debt which will or would with the passage of time or upon demand cause the maturity of any other debt to be accelerated. -----------------------

                                                    ARTICLE VII
                                               DEFAULT AND REMEDIES

          7.1 Events of Default.  An Event of Default  (herein so called)  shall
     exist  if  any  one  or  more  of  the   following   events   shall  occur:
     -----------------

          (a) The failure of Debtor to pay any amount required to be paid under the Loan Agreement (including, without limitation, principal, interest and fees due thereunder), or any other amount which Debtor may now or hereafter owe to Secured Party under any Other Agreement or otherwise, within ten
     (10) calendar days after such amount is due;

          (b) The failure of Debtor to pay any Obligation after such amount is due (and, if applicable under the terms of any contractual agreement creating or governing such Obligation, after the expiration of any cure period expressly required);

                  (c) Debtor's breach of a covenant in this Agreement or any other failure to perform its obligations under this Agreement or any Other Agreement;

          (d) Any representation or warranty made by Debtor in this Agreement or any Other Agreement between Debtor and Secured Party shall be false or materially misleading, as determined in the reasonable discretion of Secured Party;

          (e) Any event of default shall occur under the terms of the Loan Agreement and shall not be cured within the time expressly provided for with respect thereto in the Loan Agreement;

                  (f) If Debtor or any other party obligated to pay any portion of the Obligations: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due and Secured Party, in good faith, determines that such event or condition could lead to a material impairment of the Collateral, or any part thereof, or of any other payment security for any of the Obligations; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon, or any claim against or affecting, any property of such party; or (vi) fails to pay within ninety (90) days any final money judgment against such party; or

          (g) The issuer of any securities constituting Collateral files a petition for relief under any Applicable Bankruptcy Law, an involuntary petition for relief is filed against any such issuer under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within thirty
     (30) days after the filing thereof, or an order for relief naming any such issuer is entered under any Applicable Bankruptcy Law.

          7.2  Secured  Party's  Remedies.  Upon the  occurrence  of an Event of
     Default:

          (a) Secured Party may declare the Obligations in whole or part immediately due and may enforce payment and performance of the same and exercise any rights under the Texas UCC, rights and remedies of Secured Party under this Agreement, or otherwise.

                  (b) Secured Party may, at Secured Party's option and at the expense of Debtor, either in Secured Party's own right or in the name of Debtor and in the same manner and to the same extent that Debtor might reasonably so act if this Agreement had not been made: (i) do all things requisite, convenient, or necessary to enforce the performance and observance of all rights, remedies and privileges of Debtor arising from the Collateral, or any part thereof, including without limitation compromising, waiving, excusing, or in any manner releasing or discharging any obligation of any party to or arising from the Collateral; (ii) take possession of the books, papers, chattel paper, documents of title, and accounts of Debtor, wherever located, relating to the Collateral; (iii) sue or otherwise collect and receive money attributable to the Collateral; and (iv) exercise any other lawfully available powers or remedies, and do all other things which Secured Party deems requisite, convenient or necessary or which the Secured Party deems proper to protect the Security Interest.

                  (c) Secured Party may foreclose this Agreement in the manner now or hereafter provided or permitted by law and may upon such reasonable notification prior thereto as may be required by applicable law (Debtor hereby agreeing that ten days' notice is commercially reasonable), sell, assign, transfer, or otherwise dispose of the Collateral at public or private sale, in whole or in part, and Secured Party may, in its own name or as Debtor's attorney-in-fact effectively assign and transfer the Collateral, or any part thereof, absolutely, and execute and deliver all necessary assignments, conveyances, bills of sale, and other instruments with power to substitute one or more persons or corporations with like power. Any such foreclosure sale, assignment, transfer, or other disposition shall, to the extent permitted by law, be a perpetual bar, both at law and in equity, against Debtor and all persons and corporations lawfully claiming by or through or under Debtor. Any such foreclosure sale may be adjourned from time to time. Upon any sale, Secured Party may bid for and purchase the Collateral, or any part thereof, and upon compliance with the terms of sale may hold, retain, possess and dispose of the Collateral, in its absolute right without further accountability. Secured Party shall have the right to be credited on the amount of its bid a corresponding amount of the Obligations as of the date of such sale.

                  (d) If, in the opinion of Secured Party, there is any question that a public sale or distribution of any Collateral will violate any state or federal securities law, Secured Party (i) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (ii) may sell such securities in any type of offering which complies with, or is exempt from the registration requirements of, the Securities Act of 1933 and any applicable state securities laws, and no sale so made in good faith by Secured Party shall be deemed to be not "commercially reasonable" because so made.

          (e) Not in limitation of any other provision of this Agreement, Secured Party shall have all rights and remedies of a secured party under the Texas UCC.

         7.3 Application of Proceeds. Secured Party may apply the proceeds of any foreclosure sale hereunder or from any other permitted disposition of the Collateral or any part thereof as follows: (a) first, to the payment of all reasonable costs and expenses of any foreclosure and collection hereunder and all proceedings in connection therewith, including reasonable attorneys' fees;
(b) then, to the reimbursement of Secured Party for all disbursements made by Secured Party for taxes, assessments or liens superior to the Security Interest and which Secured Party shall deem expedient to pay; (c) then, to the reimbursement of Secured Party of any other disbursements made by Secured Party in accordance with the terms hereof or under the Contribution Agreement or any Other Agreement; (d) then, to or among the amounts of fees, interest and principal then owing and unpaid in respect of the Obligations, in such priority as Secured Party may determine in its discretion; and (e) the remainder of such proceeds, if any, shall be paid to Debtor. If such proceeds shall be insufficient to discharge the entire Obligations, Secured Party shall have any other available legal recourse against Debtor under, or for the performance of, the Contribution Agreement and any Other Agreement between Debtor and Secured Party, for the deficiency, together with interest thereon at the maximum rate permitted under applicable law.

          7.4 Enforcement of Obligations. Nothing in this Agreement or in any other document or agreement shall affect or impair the unconditional and absolute right of Secured Party to enforce the Obligations as and when the same shall become due in accordance with the terms of any Other Agreement.
     --------------------------

                                                   ARTICLE VIII
                                              RIGHTS OF SECURED PARTY

          8.1 Subrogation. Upon the occurrence of an Event of Default, Secured Party, at its election, may subrogate to all of the interest, rights and remedies of the Debtor, in respect to any of the Collateral or agreements pertaining thereto. -----------

         8.2 Secured Party Appointed Attorney-in-Fact. Debtor hereby appoints Secured Party as attorney-in-fact of Debtor, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, from time to time on Secured Party's discretion and upon the occurrence of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation: (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) of this Section 8.2; (c) to file any claims or take any action or institute any proceeding which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party against any of the Collateral; and (d) to assign and transfer the Collateral, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

          8.3 Performance by Secured Party. If Debtor fails to perform any agreement contained herein, Secured Party may itself perform, or cause the performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by Debtor under
     Section 8.8. In no event, however, shall Secured Party have any obligation or duties whatsoever to perform any covenant or agreement of Debtor contained herein, and any such performance by Secured Party shall be ---------------------------- wholly discretionary with Secured Party.

         8.4 Duties of Secured Party. The powers conferred upon Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for money actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Debtor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral; (c) collect any amounts payable in respect of the Collateral; (d) sell all or any portion of the Collateral, for any reason; or (e) hold the Collateral for or on behalf of any party other than Debtor.

         8.5 No Liability of Secured Party. Neither the acceptance of this Agreement by Secured Party, nor the exercise of any rights hereunder by Secured Party, shall be construed in any way as an assumption by Secured Party of any obligations, responsibilities, or duties of Debtor arising in connection with the Collateral assigned hereunder or otherwise bind Secured Party to the performance of any obligations respecting the Collateral, it being expressly understood that Secured Party shall not be obligated to perform, observe, or discharge any obligation, responsibility, duty, or liability of Debtor in respect of any of the Collateral, including without limitation appearing in or defending any action, expending any money or incurring any expense in connection therewith. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR SHALL AND DOES AGREE TO INDEMNIFY, PROTECT, DEFEND AND HOLD HARMLESS SECURED PARTY AND ITS SUBSIDIARIES, AND EACH OF THEIR OFFICERS, DIRECTORS, REPRESENTATIVES, AGENTS, EMPLOYEES, LENDERS, SUCCESSORS AND ASSIGNS, FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, LOSSES, FINES, PENALTIES, CAUSES OF ACTIONS, SUITS, JUDGMENTS AND EXPENSES (INCLUDING COURT COSTS, ATTORNEY'S FEES AND COST OF INVESTIGATION) OF ANY NATURE, KIND OR DESCRIPTION OF ANY PERSON OR ENTITY, DIRECTLY OR INDIRECTLY, ARISING OUT OF, CAUSED BY OR RESULTING FROM (IN WHOLE OR IN PART), ANY ACT OR OMISSION OF SECURED PARTY, OR ANYONE ACTING ON BEHALF OF SECURED PARTY, IN CONNECTION WITH THE COLLATERAL, INCLUDING WITHOUT LIMITATION ANY MARKET FLUCTUATIONS IN THE COLLATERAL AS A RESULT OF SECURED PARTY'S SALE OF, OR FAILURE TO SELL, THE INTERESTS AT ANY PARTICULAR TIME WHEN IT HAS THE RIGHT TO DO SO. THE FOREGOING INDEMNITY SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT.

          8.6 Right of Secured Party to Defend Action Affecting Security. Secured Party may, at the expense of Debtor, appear in and defend any action or proceeding at law or in equity purporting to affect Secured
     Party's       Security       Interest      under      this       Agreement.
     ----------------------------------------------------------

         8.7 Right of Secured Party to Prevent or Remedy Default. If Debtor shall fail to perform any of the covenants, conditions and agreements required to be performed and observed by Debtor under any Other Agreement, or in respect of the Collateral (subject to any applicable default cure period), Secured Party
(a) may but shall not be obligated to take any action Secured Party deems necessary or desirable to prevent or remedy any such default by Debtor or otherwise to protect the Security Interest, and (b) shall have the absolute and immediate right to take possession of the Collateral or any part thereof (to the extent Secured Party has not previously taken possession) to such extent and as often as the Secured Party, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Debtor, or otherwise to protect the security of this Agreement. Secured Party may advance or expend such sums of money for the account of Debtor as Secured Party in its sole discretion deems necessary for any such purpose.

         8.8 Secured Party's Expenses. All reasonable advances, costs, expenses, charges and attorneys' fees which Secured Party may make, pay or incur under any provision of this Agreement for the protection of its security or for the enforcement of any of its rights hereunder, including, without limitation, in foreclosure proceedings commenced and subsequently abandoned or in any dispute or litigation in which Secured Party or the holder of any of the Obligations may become involved by reason of or arising out of any Other Agreement or the Collateral, shall be a part of the Obligations and shall be paid by Debtor to Secured Party, upon demand, and shall bear interest until paid at the maximum rate of interest permitted by applicable law, from the date incurred by Secured Party until repaid by Debtor.

          8.9. Convertible Collateral. Secured Party may present for conversion any Collateral which is convertible into any other instrument or investment security or a combination thereof with cash, but Secured Party shall not have any duty to present for conversion any Collateral unless it shall have received from Debtor detailed written instructions to that effect at a time reasonably far in advance of the final conversion date to make such conversion possible. ----------------------

         8.10 Secured Party's Right of Set-Off. Upon the happening of any event entitling Secured Party to pursue any remedy provided herein, or if Secured Party shall be served with garnishment process in which Debtor shall be named as defendant, whether or not Debtor shall be in default hereunder at the time, Secured Party may, but shall not be required to, set-off any indebtedness owing by Secured Party to Debtor against any of the Obligations without first resorting to the security hereunder and without prejudice to any other rights or remedies of Secured Party or its Security Interest.

          8.11 Remedies. No right or remedy herein reserved to Secured Party is intended to be exclusive of any other right or remedy, but each and every such remedy shall be cumulative, not in lieu of, but in addition to any other rights or remedies given under this Agreement and all other security documents. Any and all of Secured Party's rights and remedies may be exercised from time to time and as often as such exercise as deemed necessary or desirable by Secured Party. --------

         8.12 Debtor's Waivers. Debtor waives notice of the creation, advance, increase, existence, extension, or renewal of, and of any indulgence with respect to, the Obligations; waives notice of intent to accelerate, notice of acceleration, notice of intent to demand, presentment, demand, notice of
dishonor,  and  protest;   waives  notice  of  the  amount  of  the  Obligations
outstanding at any time, notice of any change in financial condition of any person liable for the Obligations or any part thereof, notice of any Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations and any part thereof may be accelerated, extended, or renewed one or more times by Secured Party in its discretion, without notice to Debtor.

         8.13 Other Parties and Other Collateral. No renewal or extension of or any other indulgence with respect to the Obligations or any part thereof, no release of any security, no release of any person (including any maker, endorser, guarantor, or surety) liable on the Obligations, no delay in enforcement of payment, and no delay or admission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement shall in other manner impair or affect the rights of Secured Party under the law, under this Agreement, or under any other document or agreement pertaining to the other security for the Obligations, before foreclosing upon the Collateral for the purpose of paying the Obligations. Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and Debtor agrees that Secured Party shall have no duty or obligation to Debtor to apply to the Obligations any such other security or proceeds thereof.

                                                    ARTICLE IX
                                                   MISCELLANEOUS

          9.1 Terms Commercially Reasonable. The terms of this Agreement shall be deemed commercially reasonable within the meaning of the Texas UCC.
     -----------------------------

         9.2 Notices. Any notices or demands required or permitted to be given hereunder shall be deemed sufficiently given if in writing and personally delivered or mailed (with all postage and charges prepaid), addressed to Secured Party or to Debtor their respective addresses set forth below, or at such other address as the above parties may from time to time designate by written notice to the other given in accordance with this Section 9.2. Any such notice, if personally delivered or transmitted by telex or telegram, shall be deemed to have been given on the date so delivered or transmitted or, if mailed, be deemed to have been given on the day after such notice is placed in the United States mail in accordance with this Section 9.2.

                  Secured Party:       1301 Capital of Texas Hwy., Suite C-300
                                       Austin, Travis County, Texas 78746
                                       Attn: President

                  with copy to:        Timothy L. LaFrey, Esq.
                                       Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                       1900 Frost Bank Plaza
                                       816 Congress Avenue
                                       Austin, Texas 78701

                  Debtor:              Prime/BDR Acquisition, L.L.C.

                                       1301 Capital of Texas Hwy., Suite C-300
                                       Austin, Travis County, Texas 78746
                                       Attn: President

         9.3 Parties Bound. Secured Party's rights under this Agreement and the Security Interest shall inure to the benefits of its successors and assigns, and in the event of any assignment or transfer of any of the Obligations or the Collateral, Secured Party thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Secured Party shall retain all rights and powers hereby given with respect to any of the Obligations or Collateral not so assigned or transferred. All representations, warranties, and agreements of Debtor if more than one are joint and several, and all shall be binding upon the personal representatives, heirs, successors, and assigns of Debtor.

          9.4 Waiver. No delay of Secured Party in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Secured Party of any right hereunder of any default by Debtor shall be binding upon Secured Party unless in writing, and no failure by Secured Party to exercise any power or right hereunder or waiver of any default by Debtor ------ shall operate as a waiver of any other or further exercise of such right or power of any further default.

          9.5 Agreement Continuing. This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between Secured Party and Debtor shall be closed at any time, shall be equally applicable to any new transactions thereafter. Provisions of this Agreement, unless by their terms exclusive, shall be in addition to those contained in any Other Agreement. --------------------

          9.6 Definitions. Unless the context indicated otherwise, definitions in the Texas Business and Commerce Code ("Texas UCC") apply to words and phrases in this Agreement; if Texas UCC definitions conflict, Chapter 9 definitions apply. -----------

          9.7 Miscellaneous. In this Agreement, whenever the context so requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural and vice versa. The headings of paragraphs herein are inserted only for convenience and shall in no way define, describe or limit the scope of intent of any provisions of this Agreement. No change, amendment, modification, cancellation, or discharge of any provision of this Agreement shall be valid unless consented to in ------------- writing by Secured Party.

          9.8 Assignment of Secured Party's Interest. Secured Party shall have the right to assign all or any portion of its rights in this Agreement without approval or consent. Debtor acknowledges that Lender intends to make a collateral assignment of its rights under this Agreement for the benefit of one or more of its lenders. Debtor may not assign this Agreement or any of its rights or obligations hereunder without the express prior written consent of Secured Party in each instance.
     --------------------------------------

          9.9 Applicable Laws. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. ---------------

          9.10 ENTIRE AGREEMENT. THIS AGREEMENT, THE LOAN AGREEMENT, THE NOTE AND THE CONTRIBUTION AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. ----------------

                                             [Signature page follows]

                                                 SIGNATURE PAGE TO
                                                  ASSIGNMENT AND
                                                SECURITY AGREEMENT


         EXECUTED this ____ day of September, 1999.


DEBTOR:                             Prime/BDR Acquisition, L.L.C.

                                    By: ______________________________________

                                    Printed Name: _____________________________

                                    Title: _____________________________________

SECURED PARTY:                      Prime Medical Operating, Inc.

                                    By: ______________________________________

                                    Printed Name: _____________________________

                                    Title: _____________________________________

                                   EXHIBIT G5

                                     FORM OF

                                 PROMISSORY NOTE

                        Austin, Texas ____________, 1999

PROMISE TO PAY: For value received, the undersigned Borrower (whether one or more) promises to pay to the order of Lender the Principal Amount, together with interest on the unpaid balance of such amount, in lawful money of the United States of America, in accordance with all the terms, conditions, and covenants of this Note and the Loan Documents identified below.

BORROWER:    Prime/BDR Acquisition, L.L.C., a Delaware limited liability company

BORROWER'S ADDRESS FOR NOTICE:        1301 Capital of Texas Highway, Suite C-300
                                      Austin, Texas  78746
                                      Attention: President

LENDER:  Prime Medical Operating, Inc., a Delaware corporation

LENDER'S ADDRESS FOR PAYMENT:        1301 Capital of Texas Highway, Suite C-300,
                                     Austin, Texas 78746
                                     Attention: Chief Financial Officer

PRINCIPAL AMOUNT:  ______________________ ($____________)

INTEREST RATE:  Fifteen Percent (15%)

PAYMENT TERMS: Interest on the unpaid balance of this Note is due and payable quarterly, beginning ______________, 1999, and continuing regularly and quarterly thereafter on or before the first day of ____________, ____________, ____________ and ____________ of each year, until [seven years from date of loan] (the "Maturity Date"), when the outstanding principal balance and all accrued interest shall be due and payable in full. Interest will be calculated on the unpaid principal balance. Each payment will be credited first to the accrued interest and then to the reduction of principal.

LOAN AGREEMENT: This Note is executed pursuant to and is governed by the terms of that certain Loan Agreement dated September ___, 1999, executed by Borrower and Lender, as amended (collectively, the "Loan Agreement").

1.       INTEREST PROVISIONS:

(a) Rate: The principal balance of this Note from time to time remaining unpaid prior to maturity shall bear interest at the Interest Rate per annum stated above.

(b) Maximum Lawful Interest: The term "Maximum Lawful Rate" means the maximum rate of interest and the term "Maximum Lawful Amount" means the maximum amount of interest that is permissible under applicable state or federal law for the type of loan evidenced by this Note and the other Loan Documents. If the Maximum Lawful Rate is increased by statute or other governmental action subsequent to the date of this Note, then the new Maximum Lawful Rate shall be applicable to this Note from the effective date thereof, unless otherwise prohibited by applicable law.

     (c)  Spreading  of  Interest:  Because  of  the  possibility  of  irregular periodic balances of principal or premature payment, the total interest that will accrue under this Note cannot be determined in advance. Lender does not intend to contract for, charge, or receive more than the Maximum Lawful Rate or Maximum Lawful Amount permitted by applicable state or federal law, and to prevent such an occurrence Lender and Borrower agree that all amounts of interest, whenever contracted for, charged, or received by Lender, with respect to the loan of money evidenced by this Note, shall be spread, prorated, or allocated over the full period of time this Note is unpaid, including the period of any renewal or extension of this Note. If demand for payment of this Note is made by Lender prior to the full stated term, the total amount of interest contracted for, charged, or received to the time of such demand shall be spread, prorated, or allocated along with any interest thereafter accruing over the full period of time that this Note thereafter remains unpaid for the purpose of determining if such interest exceeds the Maximum Lawful Amount.

     (d) Excess Interest: At maturity (whether by acceleration or otherwise) or on earlier final payment of this Note, Lender shall compute the total amount of interest that has been contracted for, charged, or received by Lender or payable by Borrower under this Note and compare such amount to the Maximum Lawful Amount that could have been contracted for, charged, or received by Lender. If such computation reflects that the total amount of interest that has been contracted for, charged, or received by Lender or payable by Borrower exceeds the Maximum Lawful Amount, then Lender shall apply such excess to the reduction of the principal balance and not to the payment of interest; or if such excess interest exceeds the unpaid principal balance, such excess shall be refunded to Borrower. This provision concerning the crediting or refund of excess interest shall control and take precedence over all other agreements between Borrower and Lender so that under no circumstances shall the total interest contracted for, charged, or received by Lender exceed the Maximum Lawful Amount.

     (e) Interest After Default: At Lender's option, the unpaid principal balance shall bear interest after maturity (whether by acceleration or otherwise) at the "Default Interest Rate." The Default Interest Rate shall be, at Lender's option, (i) the Maximum Lawful Rate, if such Maximum Lawful Rate is established by applicable law; or (ii) the Interest Rate stated on the first page of this Note plus five (5) percentage points, if no Maximum Lawful Rate is established by applicable law; or (iii) eighteen percent (18%) per annum; or (iv) such lesser rate of interest as Lender in its sole discretion may choose to charge; but never more than the Maximum Lawful Rate or at a rate that would cause the total interest contracted for, charged, or received by Lender to exceed the Maximum Lawful Amount.

(f) Daily Computation of Interest: To the extent permitted by applicable law, Lender at its option will calculate the per diem interest rate or amount based on the actual number of days in the year (365 or 366, as the case may be), and charge that per diem interest rate or amount each day. In no event shall Lender compute the interest in a manner that would cause Lender to contract for, charge, or receive interest that would exceed the Maximum Lawful Rate or the Maximum Lawful Amount

2.       DEFAULT PROVISIONS:

(a) EVENTS OF DEFAULT AND ACCELERATION OF MATURITY: LENDER MAY, AFTER THIRTY (30) DAYS' WRITTEN NOTICE TO BORROWER AND BORROWER'S FAILURE TO CURE WITHIN SUCH 30-DAY PERIOD AND WITHOUT FURTHER NOTICE OR DEMAND, (except as otherwise required by statute), ACCELERATE THE MATURITY OF THIS NOTE AND DECLARE THE ENTIRE UNPAID PRINCIPAL BALANCE AND ALL ACCRUED INTEREST AT ONCE DUE AND PAYABLE IF:

               (i) There is default in the payment of any installment of principal, interest, or any other sum required to be paid under the terms of this Note or any of the Loan Documents; or

               (ii) There is a breach or default (other than by Lender or Prime Medical Services, Inc.) under this Note or any of the Loan Documents, including any instrument securing the payment of this Note or any loan agreement relating to the advance of loan proceeds.

     (b) WAIVER BY BORROWER: EXCEPT AS PROVIDED IN PARAGRAPH 2(a) HEREOF AND IN ANY OTHER LOAN DOCUMENT, BORROWER AND ALL OTHER PARTIES LIABLE FOR THIS NOTE WAIVE, DEMAND, NOTICE OF INTENT TO DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST, NOTICE OF PROTEST, GRACE, NOTICE OF DISHONOR, NOTICE OF INTENT TO ACCELERATE MATURITY, NOTICE OF ACCELERATION OF MATURITY, AND DILIGENCE IN COLLECTION. EACH MAKER, SURETY, ENDORSER, AND GUARANTOR OF THIS NOTE WAIVES AND AGREES TO ONE OR MORE EXTENSIONS FOR ANY PERIOD OR PERIODS OF TIME, AND ANY PARTIAL PAYMENTS, BEFORE OR AFTER MATURITY, WITHOUT PREJUDICE TO THE HOLDER OF THIS NOTE. EACH MAKER, SURETY, ENDORSER, AND GUARANTOR WAIVES NOTICE OF ANY AND ALL RENEWALS, EXTENSIONS, REARRANGEMENTS, AND MODIFICATIONS OF THIS NOTE.

(c) Non-Waiver by Lender: Any previous extension of time, forbearance, failure to pursue some remedy, acceptance of late payments, or acceptance of partial payment by Lender, before or after maturity, does not constitute a waiver by Lender of its subsequent right to strictly enforce the collection of this Note according to its terms.

     (d) Other Remedies Not Required: Lender shall not be required to first file suit, exhaust all remedies, or enforce its rights against any security in order to enforce payment of this Note.

(e) Joint and Several Liability: Each Borrower who signs this Note, and all of the other parties liable for the payment of this Note, such as guarantors, endorsers, and sureties, are jointly and severally liable for the payment of this Note.

(f) Attorney's Fees: If Lender requires the services of an attorney to enforce the payment of this Note or the performance of the other Loan Documents, or if this Note is collected through any lawsuit, probate, bankruptcy, or other judicial proceeding, Borrower agrees to pay Lender an amount equal to its reasonable attorney's fees and other collection costs. This provision shall be limited by any applicable statutory restrictions relating to the collection of attorney's fees.

3.       MISCELLANEOUS PROVISIONS:

(a) Subsequent Holder: All references to Lender in this Note shall also refer to any subsequent owner or holder of this Note by transfer, assignment, endorsement, or otherwise.

(b) Transfer: Borrower acknowledges and agrees that Lender may transfer this Note or partial interests in the Note to one or more transferees or participants, including without limitation transfers provided for in
         Section  8.10 of the Loan  Agreement.  Borrower  authorizes  Lender  to disseminate to any such transferee or participant or prospective transferee or participant any information it has pertaining to the loan evidenced by this Note, including, without limitation, credit information on Borrower and any guarantor of this Note and any of the type of information described in Section 8.10 of the Loan Agreement.

(c) Other Parties Liable: All promises, waivers, agreements, and conditions applicable to Borrower shall likewise be applicable to and binding upon any other parties primarily or secondarily liable for the payment of this Note, including all guarantors, endorsers, and sureties.

(d) Successors and Assigns: The provisions of this Note shall be binding upon and for the benefit of the successors, assigns, heirs, executors, and administrators of Lender and Borrower.

(e) No Duty or Special Relationship: Borrower acknowledges that Lender has no duty of good faith to Borrower, and Borrower acknowledges that no fiduciary, trust, or other special relationship exists between Lender and Borrower.

(f) Modifications: Any modifications agreed to by Lender relating to the release of liability of any of the parties primarily or secondarily liable for the payment of this Note, or relating to the release, substitution, or subordination of all or part of the security for this Note, shall in no way constitute a release of liability with respect to the other parties or security not covered by such modification.

(g) Entire Agreement: Borrower warrants and represents that the Loan Documents constitute the entire agreement between Borrower and Lender with respect to the loan evidenced by this Note and agrees that no modification, amendment, or additional agreement with respect to such loan or the advancement of funds thereunder will be valid and enforceable unless made in writing signed by both Borrower and Lender.

(h) Borrower's Address for Notice: All notices required to be sent by Lender to Borrower shall be sent by U.S. Mail, postage prepaid, to Borrower's Address for Notice stated on the first page of this Note, until Lender shall receive written notification from Borrower of a new address for notice.

(i) Lender's Address for Payment: All sums payable by Borrower to Lender shall be paid at Lender's Address for Payment stated on the first page of this Note, or at such other address as Lender shall designate from time to time.

(j) Business Use: Borrower warrants and represents to Lender that the proceeds of this Note will be used solely for business or commercial purposes, and in no way will the proceeds be used for personal, family, or household purposes.

(k) Chapter 15 Not Applicable: It is understood that Chapter 15 of the Texas Credit Code relating to certain revolving credit loan accounts and tri-party accounts is not applicable to this Note.

(l) APPLICABLE LAW: THIS NOTE HAS BEEN EXECUTED AND DELIVERED IN TEXAS AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA APPLICABLE TO TRANSACTIONS IN TEXAS.

4.       LOAN DOCUMENTS:

(a)      This Note.

(b)      The Loan Agreement and the Loan Documents as defined therein.

(c) All other documents signed in connection with the Loan Agreement or the loan evidenced by this Note, including, without limitation, that certain Contribution Agreement, dated effective September 1, 1999, between and among Borrower, Lender, Prime Medical Services, Inc., a Delaware corporation, Prime/BDEC Acquisition, L.L.C., a Delaware limited liability company, Barnet Dulaney Eye Center, P.L.L.C., an Arizona professional limited liability company, LASIK Investors, L.L.C., a Delaware limited liability company, David D. Dulaney, M.D., Ronald W. Barnet, M.D., and Mark Rosenberg (the "Contribution Agreement") and each Transaction Document (as such term is defined in the Contribution Agreement).

                            [Signature page follows]

                                EXECUTION PAGE TO

                                 PROMISSORY NOTE

EXECUTED this ___ day of ___________, 1999.



           BORROWER:

                    Prime/BDR Acquisition, L.L.C., a Delaware limited liability company



                                    By: ________________________________________

                          Printed Name: ________________________________________

                                 Title: ________________________________________

                                   EXHIBIT-H




                               MEMBERSHIP INTEREST

                         TRANSFER RESTRICTION AGREEMENT

     This Membership Interest Transfer Restriction Agreement (this "Agreement") is entered into effective as of the 1st day of September, 1999, by and among LASIK Investors, L.L.C., a Delaware limited liability company (the "Company"), Prime Medical Operating, Inc., a Delaware corporation ("Prime"), Ronald W. Barnet, M.D. ("Barnet"), David D. Dulaney, M.D. ("Dulaney"), Mark Rosenberg ("Rosenberg"), Scott A. Perkins, M.D. ("Perkins"), and Robert B. Pinkert, O.D. ("Pinkert"). Barnet, Dulaney, Rosenberg, Perkins and Pinkert, together with any subsequent Members in the Company who hereafter execute this Agreement, are collectively referred to herein as the "Members".

                                R E C I T A L S:

             WHEREAS, Barnet, Dulaney, Rosenberg, Perkins and Pinkert own all the issued and outstanding membership interests of the Company (all such membership interests, together with any hereafter acquired, are hereinafter referred to as the "Membership Interests"); and

             WHEREAS, this Agreement is a "Transaction Document," as defined in that certain Contribution Agreement (the "Contribution Agreement") dated effective September 1, 1999, by and among Prime, Prime Medical Services, Inc., a Delaware corporation ("PMSI"), the Company, Barnet Dulaney Eye Center, P.L.L.C., an Arizona professional limited liability company, Prime/BDR Acquisition, L.L.C., a Delaware limited liability company, Prime/BDEC Acquisition, L.L.C., a Delaware limited liability company, Barnet, Dulaney and Rosenberg.

             WHEREAS, the Members, the Company and Prime desire to enter into this Agreement to control the distribution of ownership interests in the Company and to promote the harmonious management of the Company's affairs.

             NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

               PERMITTED TRANSFERS; RESTRICTIONS AGAINST TRANSFER

As used in this Agreement, "Permitted Transfers" shall mean any transfer of all or any part of any Member's Membership Interest to (i) the members of the immediate family of the Member or a trust or trusts for the benefit of members of the immediate family of the Member, provided that after any such transfer the Member retains the sole express right to vote, or direct the votes of, the Membership Interest, (ii) any other Member, provided that after any transfer pursuant to this subsection (ii) is consummated, Barnet and Dulaney (or trusts that hold Membership Interests as a result of Permitted Transfers subsection (i) above) must collectively own in the aggregate at least fifty-one percent (51%) of the total outstanding Membership Interests of the Company, or (iii) Prime. Any Member transferring all or a portion of its Membership Interest pursuant to a Permitted Transfer shall give written notice of the Permitted Transfer (containing the same information as required for notice under Section 2.1.1) to Prime and the other Members fifteen (15) days prior to the effective date of the Permitted Transfer. Except for a Permitted Transfer, or as otherwise provided in this Agreement, a Member shall not transfer, assign, pledge, hypothecate, or in any way alienate any Membership Interest, or any interest therein, whether voluntarily or by operation of law, or by gift or otherwise, without the prior written consent of the Company, the other Members and Prime, which consent may be withheld in their sole and absolute discretion. Any purported transfer in violation of any provision of this Agreement shall be void and ineffectual, shall not operate to transfer any interest or title to the purported transferee, and shall give the Company, the other Members and Prime options to purchase such Membership Interest in the manner and on the conditions hereinafter provided. As used in this Agreement, "Option Members" shall mean all Members of the Company except (i) the Member who, prior to the proposed transfer or the incident resulting in the proposed transfer of all or a portion of a Membership Interest, owned such interest and (ii) Rosenberg.

                                   ARTICLE II

                                     OPTIONS

2.1          OPTION UPON VOLUNTARY TRANSFER.

             2.1.1 Notice of Intention to Transfer. If a Member intends to voluntarily transfer any of its Membership Interest, other than pursuant to a Permitted Transfer, to any person other than the Company, and does not obtain the written consents required in ARTICLE I hereof, the Member shall give written notice to the other Members, Rosenberg and Prime stating (i) the intention to transfer a Membership Interest, (ii) the amount of Membership Interest to be transferred, (iii) the name, business and residence address of the proposed transferee, (iv) the nature and amount of the consideration, and (v) the other terms of the proposed sale.

             2.1.2 Option to Purchase. The Option Members shall have, and may exercise within 30 days after receipt of the notice of intent to transfer, an option to purchase all or any portion of the Membership Interest the transferring Member intends to transfer, for the price and upon the other terms stated in the notice of intent to transfer. If the Option Members fail, within such 30-day period, to exercise their purchase option (by delivery of written notice) with respect to the entire Membership Interest being transferred, the Option Members shall be deemed to have elected not to exercise their purchase option with respect to such unpurchased Membership Interest. Upon any notice of non-exercise (or deemed non-exercise) by the Option Members, Rosenberg (if not the transferring Member) shall have, and may exercise within 30 days of receipt of notice of such non-exercise (or deemed non-exercise), an option to purchase all or any portion of such unpurchased Membership Interest upon the same terms and conditions. If Rosenberg fails, within such 30-day period, to exercise his purchase option (by delivery of written notice) with respect to the entire unpurchased Membership Interest, Rosenberg shall be deemed to have elected not to exercise his purchase option with respect to any remaining Membership Interest. Upon any notice of non-exercise (or deemed non-exercise) by Rosenberg, Prime shall have, and may exercise within 30 days of receipt of notice of such non-exercise (or deemed non-exercise), an option to purchase all of such remaining Membership Interest upon the same terms and conditions.

             2.1.3 Death Before Closing. If a Member who proposed to transfer a Membership Interest dies prior to the closing of the sale and purchase contemplated by this Section 2.1, the Membership Interest of such deceased Member shall be the subject of sale and purchase under Section 2.3.

             2.1.4 Allowable Consideration. All parties hereto acknowledge and agree that it would be impractical to exercise an option to purchase arising pursuant to this Section 2.1 whenever the proposed consideration to be received by the transferring Member is other than cash or cash equivalents. Therefore, the parties agree that no transfer shall be permitted and no option shall arise pursuant to this Section 2.1 whenever the consideration to be received from the proposed transferee is other than cash or cash equivalents.

2.2          OPTION UPON CERTAIN INVOLUNTARY TRANSFERS.

             2 2.1 Exercise Event and Notice. The filing of a voluntary or involuntary petition of bankruptcy by or on behalf of a Member, an assignment by a Member of any of its Membership Interest, or of any right or interest therein, for the benefit of creditors, or the voluntary transfer, transfer by law or any other transfer, of any Membership Interest, or of any right or interest therein (other than transfers governed by ARTICLE I or Sections 2.1, 2.3 or 2.4 or ARTICLE VII hereof), shall give the other Members, Rosenberg and Prime the option to purchase the Membership Interest of such bankrupt Member or such transferred Membership Interest as provided herein. Upon the filing of a voluntary or involuntary petition of bankruptcy by or on behalf of a Member or an assignment by Member of any of its Membership Interest, or of any right or interest therein, for the benefit of creditors, the Member or its personal representative shall promptly give written notice of such occurrence to the other Members, Rosenberg and Prime. In the event of a transfer of Membership Interest, as described above, the Member transferring such Membership Interest shall promptly give written notice of such transfer to the other Members, Rosenberg and Prime.

             2.2.2 Option to Purchase. The Option Members shall have, and may exercise within 30 days after receipt of the notice of the applicable exercise event, an option to purchase all or any portion of the Membership Interest the bankrupt or transferring Member intends to transfer, for the price and upon the other terms hereinafter provided. If the Option Members fail, within such 30-day period, to exercise their purchase option (by delivery of written notice) with respect to the entire Membership Interest being transferred, the Option Members shall be deemed to have elected not to exercise their purchase option with respect to such unpurchased Membership Interest. Upon any notice of non-exercise (or deemed non-exercise) by the Option Members, Rosenberg (if not the bankrupt or transferring Member) shall have, and may exercise within 30 days of receipt of notice of such non-exercise (or deemed non-exercise), an option to purchase all or any portion of such unpurchased Membership Interest for the price and upon the other terms hereinafter provided. If Rosenberg fails, within such 30-day period, to exercise his purchase option (by delivery of written notice) with respect to the entire unpurchased Membership Interest, Rosenberg shall be deemed to have elected not to exercise his purchase option with respect to any remaining Membership Interest. Upon any notice of non-exercise (or deemed non-exercise) by Rosenberg, Prime shall have, and may exercise within 30 days of receipt of notice of such non-exercise (or deemed non-exercise), an option to purchase all of such remaining Membership Interest for the price and upon the other terms hereinafter provided.

2.3          PURCHASE AND SALE OF MEMBERSHIP INTEREST UPON DEATH.

             2.3.1  Notice  of  Death.  Upon  the  death  of  the  Member,   the
representative of the estate of the deceased Member shall promptly give written notice of the death to the other Members, Rosenberg and Prime.

             2.3.2 Option to Purchase. The Option Members shall have, and may exercise within 30 days after receipt of the notice of death, an option to purchase all or any portion of the Membership Interest of the deceased Member, for the price and upon the other terms hereinafter provided. If the Option Members fail, within such 30-day period, to exercise their purchase option (by delivery of written notice) with respect to the entirety of such Membership Interest, the Option Members shall be deemed to have elected not to exercise their purchase option with respect to such unpurchased Membership Interest. Upon any notice of non-exercise (or deemed non-exercise) by the Option Members, Rosenberg (but not his estate if he is the deceased Member) shall have, and may exercise within 30 days of receipt of notice of such non-exercise (or deemed non-exercise), an option to purchase all or any portion of such unpurchased Membership Interest for the price and upon the other terms hereinafter provided. If Rosenberg fails, within such 30-day period, to exercise his purchase option (by delivery of written notice) with respect to the entire unpurchased Membership Interest, Rosenberg shall be deemed to have elected not to exercise his purchase option with respect to any remaining Membership Interest. Upon any notice of non-exercise (or deemed non-exercise) by Rosenberg, Prime shall have, and may exercise within 30 days of receipt of notice of such non-exercise (or deemed non-exercise), an option to purchase all of such remaining Membership Interest for the price and upon the other terms hereinafter provided.

2.4 OPTION UPON DEATH OF A MEMBER'S SPOUSE, TERMINATION OF MARITAL RELATIONSHIP OR PARTITION OF COMMUNITY PROPERTY.

             2.4.1 Death of Member's Spouse. Each Member and each Member's spouse agree that in the event the spouse of a Member predeceases such Member and such Member does not succeed by the spouse's last will and testament or by operation of law to any interest (including, without limitation, a community property interest) of the spouse in the Membership Interest, such Member shall have, and may exercise within 60 days after the death of the spouse, an option to purchase all or any portion of the spouse's interest for the price and upon the other terms hereinafter provided. If the Member fails, within such 60-day period, to exercise his purchase option (by delivery of written notice) with respect to the entirety of such spouse's interest, that Member shall be deemed to have elected not to exercise his purchase option with respect to such spouse's interest. Upon any notice of non-exercise (or deemed non-exercise) by the Member, the Option Members shall then have, and may exercise within 30 days after receipt of such non-exercise (or deemed non-exercise), an option to purchase all or any portion of the deceased spouse's interest, for the price and upon the other terms hereinafter provided. If the Option Members fail, within such 30-day period, to exercise their purchase option (by delivery of written notice) with respect to the entirety of such deceased spouse's interest, the Option Members shall be deemed to have elected not to exercise their purchase option with respect to such unpurchased deceased spouse's interest. Upon any notice of non-exercise (or deemed non-exercise) by the Option Members, Rosenberg (if not the Member whose spouse is deceased) shall have, and may exercise within 30 days of receipt of notice of such non-exercise (or deemed non-exercise), an option to purchase all or any portion of such unpurchased deceased spouse's interest for the price and upon the other terms hereinafter provided. If Rosenberg fails, within such 30-day period, to exercise his purchase option (by delivery of written notice) with respect to the entire unpurchased deceased spouse's interest, Rosenberg shall be deemed to have elected not to exercise his purchase option with respect to any remaining portion of the deceased spouse's interest. Upon any notice of non-exercise (or deemed non-exercise) by Rosenberg, Prime shall have, and may exercise within 30 days of receipt of notice of such non-exercise (or deemed non-exercise), an option to purchase all of such remaining portion of the deceased spouse's interest for the price and upon the other terms hereinafter provided.

             2.4.2 Termination of Marital Relationship or Partition of Community Property. In the event a divorce, annulment or other proceeding for termination of the marital relationship is filed by or against a Member, or upon the initiation of any voluntary or involuntary attempt to partition the community property estate between a Member and such Member's spouse for any reason, the Member shall promptly give written notice to the other Members, Rosenberg, and Prime, of such event. The Member shall have, and may exercise within 60 days of giving of such notice, an option to purchase all or any portion of the departing spouse's interest in such Membership Interest (including without limitation any community property interest, for purposes of this Section), for the price and upon the other terms hereinafter provided. If the Member fails, within such 60-day period, to exercise his purchase option (by delivery of written notice) with respect to the entirety of such spouse's interest, that Member shall be deemed to have elected not to exercise his purchase option with respect to such spouse's interest. Upon any notice of non-exercise (or deemed non-exercise) by the Member, the Option Members shall then have, and may exercise within 30 days after receipt of such non-exercise (or deemed non-exercise), an option to purchase all or any portion of the departing spouse's interest, for the price and upon the other terms hereinafter provided. If the Option Members fail, within such 30-day period, to exercise their purchase option (by delivery of written notice) with respect to the entirety of such departing spouse's interest, the Option Members shall be deemed to have elected not to exercise their purchase option with respect to such unpurchased departing spouse's interest. Upon any notice of non-exercise (or deemed non-exercise) by the Option Members, Rosenberg (if not the Member whose spouse is departing) shall have, and may exercise within 30 days of receipt of notice of such non-exercise (or deemed non-exercise), an option to purchase all or any portion of such unpurchased departing spouse's interest for the price and upon the other terms hereinafter provided. If Rosenberg fails, within such 30-day period, to exercise his purchase option (by delivery of written notice) with respect to the entire unpurchased departing spouse's interest, Rosenberg shall be deemed to have elected not to exercise his purchase option with respect to any remaining portion of the departing spouse's interest. Upon any notice of non-exercise (or deemed non-exercise) by Rosenberg, Prime shall have, and may exercise within 30 days of receipt of notice of such non-exercise (or deemed non-exercise), an option to purchase all of such remaining portion of the departing spouse's interest for the price and upon the other terms hereinafter provided.

2.5          ALTERNATE NOTICES.

             The failure of any person, whether a party to this Agreement or otherwise, to give notice of the occurrence of an Exercise Event (as defined in Section 4.3) as contemplated herein shall not operate to prevent the creation of any option which would otherwise arise pursuant to this ARTICLE II. Any party to this Agreement who has actual knowledge of the occurrence of an Exercise Event may give the required written notice of the occurrence of an Exercise Event, and upon the giving of such written notice the options shall be created and become exercisable to the same extent as if such notice was given by the party initially contemplated above. For instance, and purely by way of example, in the event of the death of a Member, another Member having actual knowledge of the Member's death may give the notice initially contemplated to be given by a representative of the estate of the deceased Member pursuant to Section 2.3.1 above, whereupon the Option Members' option described in Section 2.3.2 would arise and become exercisable to the same extent as if the notice had been given by the representative of the estate of the deceased Member.

                                   ARTICLE III

                   EXERCISE OF OPTIONS; EFFECT OF NON-EXERCISE

3.1          MANNER OF EXERCISE OF OPTIONS.

             All options granted in, or arising pursuant to, ARTICLE II shall be exercised by a written notice to that effect delivered within the time provided for the exercise of the option.

3.2          COMPLETE EXERCISE OF OPTIONS.

             Notwithstanding anything herein to the contrary, the holders of options granted in, or arising pursuant to, ARTICLE II must, either alone or in the aggregate, exercise the options in such a manner as to purchase all of the Membership Interest (or interest therein) subject to such options, and failure to do so shall cause a forfeiture of the options.

3.3          MULTIPLE OPTION HOLDERS.

             In cases where an option is held by more than one Option Member, each purchasing Option Member shall be entitled to purchase his or her proportionate share of the Membership Interest subject to the option. An Option Member's proportionate share shall equal the total amount of Membership Interests subject to the option multiplied by a fraction the numerator of which is the amount of Membership Interests held by such Option Member and the denominator of which shall be the amount of Membership Interests held by all Option Members electing to exercise the option.

3.4          EFFECT OF NON-EXERCISE OF OPTIONS.

             If the holders of options granted or arising pursuant to this Agreement do not exercise their options, or such options are forfeited, as provided herein, the person or persons acquiring the Membership Interests (or interest therein) that were the subject of the options shall execute a counterpart of this Agreement and become a party hereto and shall hold such Membership Interests subject to all the terms and conditions provided herein, and any transfer of such Membership Interests (or interest therein) shall only be made in accordance with the terms and conditions provided herein. In the event the person or persons acquiring the Membership Interests (or interest therein) fail to execute a counterpart of this Agreement and become a party hereto, such transfer shall be void and ineffectual, and shall not operate to transfer any interest or title to the purported transferee and such Membership Interests shall thereafter be subject to cancellation and extinguishment by the Company, without consideration therefor. In addition, in the event of a voluntary transfer subject to the provisions of Section 2.1, upon the lapse or forfeiture of the options arising pursuant to that Section, the Member proposing the transfer shall have the right to effectuate the transfer of Membership
Interests in accordance with the terms stated in the notice of intent to transfer, and the transferee of such Membership Interests shall execute and become a party to this Agreement and shall hold such Membership Interests subject to all of its terms and conditions. Provided further, however, any such transfer of Membership Interests shall be void and ineffectual, and shall not operate to transfer any interest or title to the purported transferee, if (i) the transfer is not upon the terms or is not to the transferee stated in the notice of intent to transfer, or (ii) the transfer is not closed within 10 days of receipt of written notice of the election not to exercise, or the forfeiture of, all applicable options.

                                   ARTICLE IV

                                 PURCHASE PRICE

4.1          PURCHASE PRICE.

             The purchase price of the Membership Interests to be purchased pursuant to options granted, held or exercised pursuant to Sections 2.2, 2.3 and
2.4 hereof, shall be the amount calculated in accordance with Section 4.2 hereof.

4.2          CALCULATION OF PURCHASE PRICE.

             When determined in accordance with this Section 4.2, the purchase price for the Membership Interest or any portion thereof or spouse's interest therein shall be equal to the Appraised Value of the Membership Interest as of the Valuation Date (as defined in Section 4.3 hereof), reduced when necessary to reflect the purchase of less than a one hundred percent (100%) interest in each of the Membership Interests to be transferred (for example: reduced by one-half when a spouse's interest is only an undivided one-half community property interest in each of the Membership Interests of a Member spouse). For purposes of this Agreement, the "Appraised Value" of a Membership Interest shall be (i) based on the overall value of the Company as a going concern, expressed in a per Membership Interest unit amount without consideration to whether the Membership Interest, or interest therein, being transferred constitutes a controlling or minority interest in the Company, and (ii) determined by a certified business appraiser, selected by the Company, that is a member of either the American Society of Appraisers or the Institute of Business Appraisers; but if a Member or Prime disagrees with such determination that Member or Prime may, at its expense, have another certified business appraiser that is a member of one or both of the above named professional organizations determine the value, and if the two appraisers cannot agree upon a value, they shall mutually select a third certified business appraiser (that meets the above described membership requirements) who shall, together with the first two appraisers, determine the value of the Membership Interest by majority vote. The expense of such third appraiser shall also be paid by the Member or Prime, as the case may be, who disagrees with the value determination of the Company's original appraiser, unless the appraised value ultimately determined is more than ten percent (10%) greater than the value determined by the Company's original appraiser.

4.3          CERTAIN DEFINITIONS.

             As used herein, the term "Valuation Date" shall mean and refer to the end of the fiscal year of the Company immediately preceding the Exercise Event, unless the purchasing party elects to use the alternate valuation date, in which event the Valuation Date shall be the end of the month immediately preceding the Exercise Event. As used herein, the term "Exercise Event" shall mean and refer to the event or circumstance described in ARTICLE II of this Agreement, as a result of which the Company, a Member, or Prime, as the case may be in the first instance, becomes entitled to exercise a purchase option hereunder.

                                    ARTICLE V

                          PAYMENT OF THE PURCHASE PRICE

5.1          PAYMENT.

             Except as otherwise provided in this Agreement, including Section 2.1, the purchase price for a Membership Interest to be purchased from a selling party shall either: (i) be paid in cash; or (ii) at the option of the purchasing party, up to seventy percent (70%) of the purchase price may be deferred with the remainder paid in cash at the closing.

5.2          PROMISSORY NOTE.

             If the purchasing party elects to defer part of the purchase price by the execution and delivery of a promissory note, the deferred portion of the price shall be evidenced by the promissory note of the purchasing party to the order of the selling party payable in sixty (60) equal monthly installments of principal and interest on or before the first day of each month beginning the month next following the date of closing. The interest rate for such installment promissory note shall be equal to the prime or base rate on corporate loans at large U.S. money center commercial banks as published in the "Money Rates" column of the Wall Street Journal on the date of exercise of the option to purchase (or, if such option is not exercised on a date on which such rate is published, the next following date on which such rate is published). In no event shall the interest rate exceed the maximum legal interest rate then prevailing for such obligations in the state of Texas. The note shall be secured by a first lien security interest in the Membership Interest transferred and the purchasing party shall deliver certificates evidencing the Membership Interest to the selling party and take such further action as is reasonably necessary to perfect the security interest.

                                   ARTICLE VI

                                   THE CLOSING

             Unless otherwise agreed by the parties, the closing of the sale and purchase of a Membership Interest shall take place at the principal offices of the Company within sixty (60) days after the exercise of any option provided by this Agreement. Each party hereto (including the spouses of the Members) shall bear its own transaction costs, including legal and accounting fees, if any, attributable to any transfer of a Membership Interest, or any interest therein, pursuant to this Agreement. Upon the closing, the selling party shall deliver its Membership Interest to the purchaser free and clear of all liens and encumbrances, and shall deliver to the Company its resignation and that of all of its nominees, if any, as officers and directors of the Company and any of the Company's subsidiaries. The selling party shall deliver to the purchasing party at closing, all appropriate documents of transfer, including without limitation bills of sale, assignments or other instruments of conveyance. As a condition to any closing of the sale and purchase of a Membership Interest (or any interest therein) pursuant to this Agreement: (i) the selling party shall be indemnified by the purchasing party (in a form reasonably satisfactory to the selling party) for all the Company's liabilities, whether fixed or contingent, to lenders and others, incurred prior to the closing of the transaction, (ii) the purchasing party and/or the Company shall cause the release of any personal guaranties by the selling party that the selling party may have granted to the Company's lenders or other creditors or which may have otherwise been provided by the selling party for the benefit of the Company, and (iii) if the selling party is a creditor of the Company, the purchasing party shall unconditionally guarantee the debt of the Company to the selling party and execute such documents and instruments of guarantee as may be necessary in connection therewith. Furthermore, and as a condition to closing, in the event the selling party owes any amounts to the Company at the time of closing, such indebtedness shall be paid in full by the selling party at or prior to the closing, or may be deducted from and offset against the purchase price by the purchasing party, in the purchasing party's sole discretion. In the event of a failure to close as a result of the non-satisfaction of the conditions to closing set forth herein, this Agreement shall remain in full force and effect and all Membership Interests shall remain subject to the restrictions contained herein and, in addition, the parties hereto shall be entitled to such other remedies as may be available in the event the failure to close constitutes a breach hereof.

                                   ARTICLE VII

                             LEGEND ON CERTIFICATES

             All Membership Interests now or hereafter owned by the Members, or their permitted transferees, shall be subject to the provisions of this Agreement, and any certificates representing same shall bear the following legend:

             "THE MEMBERSHIP INTEREST REPRESENTED HEREBY AND THE SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS CONTAINED IN A MEMBERSHIP INTEREST TRANSFER RESTRICTION AGREEMENT AMONG THE COMPANY AND THE WITHIN NAMED MEMBER, AND ANY AMENDMENT THERETO. THE AGREEMENT LIMITS THE USE OF THIS MEMBERSHIP INTEREST AS COLLATERAL FOR ANY LOAN WHETHER BY PLEDGE, HYPOTHECATION OR OTHERWISE. A COPY OF THE MEMBERSHIP INTERES TRANSFER RESTRICTION AGREEMENT AND ALL APPLICABLE AMENDMENTS THERETO WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE."

                                  ARTICLE VIII

                            TERMINATION OF AGREEMENT

             This Agreement and all restrictions on Membership Interest transfer created hereby shall terminate on the occurrence of any of the following events:

             (a)             The bankruptcy or dissolution of the Company.

     (b) The ownership by one person of all of the Membership Interests of the Company which are then subject to this Agreement.

             (c) The execution of a written instrument by the Company, all of the Members who then own Membership Interests subject to this Agreement, and Prime which terminates the same.

     (d) The date twenty-one (21) years after the death of the last survivor of all individuals who are parties to this Agreement.

                                   ARTICLE IX

                               GENERAL PROVISIONS

9.1          REMEDIES FOR BREACH.

             The Membership Interests are unique chattels, and each party to this Agreement shall have the remedies which are available to him, her or it for the violation of any of the terms of this Agreement, including, but not limited to, the equitable remedy of specific performance.

9.2          BINDING EFFECT.

             This Agreement is binding upon and inures to the benefit of the Company, its successors and permitted assigns, to the Members and their respective heirs, personal representatives, successors and permitted assigns, and to Prime, its successors and permitted assigns. This Agreement may not be assigned, in whole or in part, by any party hereto without the express written consent of all parties hereto.

9.3          PRIOR AGREEMENTS.

             This Agreement supersedes all prior written and oral agreements between the parties regarding the subject matter hereof.

9.4          GOVERNING LAWS.

             This Agreement is executed under, and in conformity with, the laws of the State of Texas and shall be governed thereby. If any provision of this Agreement shall be determined to be invalid or unenforceable or prohibited by the laws of the State of Texas, this Agreement shall be considered divisible as to such provisions and such provisions shall be inoperative and shall not be a part of the consideration moving from any party to another party. The remaining provisions shall be valid and binding upon the parties and be of like effect as though such invalid, unenforceable or prohibited provisions were not included herein.

9.5          AMENDMENT.

             This Agreement may be amended in whole or in part only by the written consent of all the parties. Such amendment shall be effective as of the date then determined by the parties and shall supersede any provisions herein contained which are in conflict.

9.6          CAPTIONS AND GENDER.

             The captions and titles herein are for convenience only and are not intended to include or conclusively define the subject matter of the text. All pronouns and references thereto shall refer to the masculine, feminine, and neuter genders, singular or plural, as the identification of the persons, entities, and companies may require. The term "person" as used in this Agreement shall include natural persons, companies, partnerships, trusts, estates and any other form of entity.

9.7          NOTICES.

             All notices required to be given hereunder shall be deemed to be duly given by personally delivering such notice or by mailing it by certified mail, to the Company, to the Members, and to Prime at the following addresses (which may be changed by giving written notice of such change to all other parties hereto):

             To the Company: LASIK Investors, L.L.C.
                             4800 North 22nd Street
                             Phoenix, Arizona 85016

             To Barnet:      Ronald W. Barnet, M.D.
                             4800 North 22nd Street
                             Phoenix, Arizona 85016

             To Dulaney:     David D. Dulaney, M.D.
                             4800 North 22nd Street
                             Phoenix, Arizona 85016

             To Rosenberg:   Mark Rosenberg
                             4800 North 22nd Street
                             Phoenix, Arizona 85016

             To Perkins:     Scott A. Perkins, M.D.
                             4800 North 22nd Street
                             Phoenix, Arizona 85016

             To Pinkert:     Robert B. Pinkert, O.D.
                             4800 North 22nd Street
                             Phoenix, Arizona 85016

             To Prime:        Prime Medical Operations, Inc.
                              Attention: President
                              1301 Capital of Texas Highway
                              Austin, Texas 78746

9.8 BINDING EFFECT OF THIS AGREEMENT ON ADDITIONAL MEMBERSHIP INTEREST ACQUIRED BY A MEMBER.

             In the event a Member acquires, contracts to acquire, or receives any Membership Interests of the Company which are not subject to this Agreement at the time of acquisition, such additional Membership Interests of the Member shall be automatically subject to this Agreement and any certificates representing such Membership Interests shall bear the legend prescribed herein and this Agreement shall be amended, if necessary, to reflect the acquisition of such Membership Interests by the Member.

9.9          EXECUTION OF DOCUMENTS.

             Whenever Membership Interests are to be purchased by the Company, a Member, or Prime pursuant to this Agreement, the transferor shall do all things and execute and deliver all documents and make all transfers as may be necessary to consummate such purchase. In the event that the transferor refuses to abide by the terms and conditions specified herein, the purchaser(s) may tender payment for such Membership Interest by mailing payment to the transferor's attention at the address of the Company's registered office on file at the office of the Texas Secretary of State. After payment is tendered accordingly, the Company shall be entitled to cancel such Membership Interest on its books, and reissue such Membership Interest to the purchaser(s) or, if the purchaser is the Company, the Company may hold such Membership Interest as treasury stock or cancel such Membership Interest.

9.10         ACTIONS BY THE COMPANY.

             Any decision by the Company to exercise any purchase option, give any notice or otherwise enforce any provisions of this Agreement, shall be made by a majority vote of Members who are not then in breach of this Agreement and whose Membership Interests are not then the subject of any option or requirement of notice of an Exercise Event.

                            [Signature pages follow]

                                SIGNATURE PAGE TO

                               MEMBERSHIP INTEREST

                         TRANSFER RESTRICTION AGREEMENT

             EXECUTED as of the date first mentioned above.

             COMPANY:                        LASIK Investors, L.L.C.

                                             By:
                                                 Ronald W. Barnet, M.D., manager

                                             By:
                                                 David D. Dulaney, M.D., manager

             BARNET:

                                                 Ronald W. Barnet, M.D.


             DULANEY:

                                                 David D. Dulaney, M.D.

             ROSENBERG:

                                                 Mark Rosenberg

             Perkins:

                                                 Scott A. Perkins, M.D.


             Pinkert:

                                                 Robert B. Pinkert, O.D.


             PRIME:                              Prime Medical Operating, Inc.

                                             By:
                                                 Printed Name:
                                                 Title:

                                SPOUSAL CONSENTS

             The undersigned spouse of Ronald W. Barnet, M.D. hereunto subscribes her name in evidence of her agreement and consent to the disposition made of any interest she may have, including any community property interests, in the membership interest of LASIK Investors, L.L.C., referred to in the foregoing Agreement, and to all other provisions of such Agreement.

                                                         Signature:
                                                         Printed Name:

             The undersigned spouse of David D. Dulaney, M.D. hereunto subscribes her name in evidence of her agreement and consent to the disposition made of any interest she may have, including any community property interests, in the membership interest of LASIK Investors, L.L.C., referred to in the foregoing Agreement, and to all other provisions of such Agreement.

                                                         Signature:
                                                         Printed Name:

             The undersigned spouse of Mark Rosenberg hereunto subscribes her name in evidence of her agreement and consent to the disposition made of any interest she may have, including any community property interests, in the membership interest of LASIK Investors, L.L.C., referred to in the foregoing Agreement, and to all other provisions of such Agreement.

                                                         Signature:
                                                         Printed Name:

             The undersigned spouse of Scott A. Perkins, M.D. hereunto subscribes her name in evidence of her agreement and consent to the disposition made of any interest she may have, including any community property interests, in the membership interest of LASIK Investors, L.L.C., referred to in the foregoing Agreement, and to all other provisions of such Agreement.

                                                         Signature:
                                                         Printed Name:

             The undersigned spouse of Robert B. Pinkert, O.D. hereunto subscribes her name in evidence of her agreement and consent to the disposition made of any interest she may have, including any community property interests, in the membership interest of LASIK Investors, L.L.C., referred to in the foregoing Agreement, and to all other provisions of such Agreement.

                                                         Signature:
                                                         Printed Name:

                                   EXHIBIT-I

                                               COLLOCATION AGREEMENT

                                                  BY AND BETWEEN

                                        BARNET DULANEY EYE CENTER, P.L.L.C.

                                                        AND

                                          PRIME/BDEC ACQUISITION, L.L.C.

                                                    COLLOCATION
                                                     AGREEMENT

     This COLLOCATION AGREEMENT ("Agreement"), effective as of the 1st day of September, 1999 (the "Effective Time"), is by and between BARNET DULANEY EYE CENTER, P.L.L.C., an Arizona professional limited liability company ("BDEC"), and PRIME/BDEC ACQUISITION, L.L.C., a Delaware limited liability company ("Company").

                                               W I T N E S S E T H:

     WHEREAS, the Company has been organized for the purpose of providing facilities, equipment and non-physician personnel for the performance by physicians of Refractive Surgery (as defined herein), for the marketing, scheduling and management of Refractive Surgery, for the credentialing and scheduling of physicians to perform Refractive Surgery and for the billing, collecting and accounting for the use of the facility, equipment and non-physician personnel (the "Business");

     WHEREAS, BDEC has owned or leased assets for the performance by physicians of Refractive Surgery, including, without limitation, certain space located in a building at 4800 North 22nd Street, Phoenix, Arizona 85016 and certain space located in a building at 555 East River Road, Tucson, Arizona (individually a "Facility" and collectively the "Facilities") and in connection with each Facility, equipment, instruments, computer software used in connection with the equipment, certain leases and contracts, the leasehold improvements, furniture, fixtures and other fixed assets and items of personal property used primarily in or materially relied on for the performance of Refractive Surgery (the "Equipment and Personalty");

     WHEREAS, BDEC employs non-physician personnel (the "BDEC Employees") with expertise and experience in assisting physicians in the performance of Refractive Surgery, in credentialing and scheduling physicians for the performance of Refractive Surgery in the Facilities, in performing the scheduling of patients for Refractive Surgery in the Facilities, in performing marketing, accounting, billing and collection services for the use of the Facilities and in managing the Facilities and all non-physician aspects of Refractive Surgery in the Facilities (the "Support Services");

     WHEREAS, BDEC employs physician and non-physician executives (the "Managers") with expertise and experience in the management of the Facilities, the Equipment and Personalty, the Support Services and all other elements of a Refractive Surgery center (the "Management Services");

     WHEREAS, BDEC, Prime Medical Operating, Inc.("Prime") and others entered into that certain Contribution Agreement dated effective September 1, 1999 (the "Contribution Agreement"), pursuant to which Prime, BDEC and others have participated in a series of transactions that were completed simultaneously with the execution and delivery of this Agreement, in which transactions the Company became the owner of the Equipment and Personalty and the business conducted therewith, excluding the practice of medicine, and in which transactions BDEC agreed to provide to the Company the Facility and the Management Services and Support Services on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, for and in consideration of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby forever acknowledged and confessed, the parties hereto agree as follows:

                                                     ARTICLE I
                                                    DEFINITIONS

     1.1 Agreement shall mean this Collocation Agreement between the Company and BDEC and any amendments hereto as may from time to time be adopted as hereinafter provided.

     1.2 BDEC shall mean Barnet Dulaney Eye Center, P.L.L.C.

     1.3 Buildings shall mean Building P and Building T.

     1.4 Building P shall mean the building located at 4800 North 22nd Street, Phoenix, Arizona 85016, and known generally as the Barnet Dulaney Eye Center.

     1.5 Building T shall mean the building located at 555 East River Road, Tucson, Arizona, and known generally as the Barnet Dulaney Eye Center.

     1.6 Business shall mean the provision of facilities, equipment and non-physician personnel for the performance by physicians of Refractive Surgery (as defined herein), the marketing, scheduling and management of Refractive Surgery, the credentialing and scheduling of physicians to perform Refractive Surgery and the billing, collecting and accounting for the use of the facility, equipment and non-physician personnel.

         1.7 Business Expense shall mean all out-of-pocket costs and expenses incurred by BDEC solely and exclusively in the performance of its duties and obligations under, and in accordance with, this Agreement. Business Expense shall also include that portion (allocated based on the relative percentage amount of each such employee's time spent working directly on the Business of the Company) of salaries, wages and benefits for those personnel employed by BDEC to provide services hereunder, but only to the extent such employees (i) work directly on the Business of the Company and (ii) are either listed on Exhibit B hereto or are subsequently employed to replace such listed employees or are added in the same service categories related to the Business as corresponds to the service categories applicable to the employees listed on Exhibit B. Business Expense shall also include a reasonable allocation of the out-of-pocket costs incurred by BDEC related to hiring such personnel. Notwithstanding the foregoing, Business Expense shall not include any portion of the salaries, wages or benefits related to any personnel employed or otherwise retained or contracted by BDEC who work in any of the following departments or fall within any of the following categories: (a) accounting, (b) accounts receivable, (c) purchasing, (d) practice operations, (e) management information systems and facilities support, (f) human resources, (g) credentialing, or (h) executive management. Furthermore, Business Expense shall not include any rent or other costs or expenses incurred by BDEC pursuant to the Base Leases. For illustration purposes, the parties agree that Business Expense for the Phoenix Refractive Surgery center based on the pro forma annualized facility model attached hereto as Exhibit A for the first full year of the Term of this Agreement would be $1,663,638, being the sum of the categories on Exhibit A marked with an asterisk. It is the intention of the parties that Business Expense be consistent with the methodology reflected in Exhibit A.

     1.8 Company shall mean Prime/BDEC Acquisition, L.L.C.

     1.9 Facility and Facilities shall have the meaning given to it in the recitals to this Agreement.

     1.10 Premises P shall mean the Facility and other space located in Building P to which the right to use is granted in Section 2.3 hereof.

     1.11 Premises T shall mean the Facility and other space located in Building T to which the right to use is granted in Section 2.3 hereof.

     1.12 Refractive Surgery shall mean, collectively, any current and/or future surgical procedures intended to correct myopia, hyperopia or astigmatism of the eye, excluding procedures aimed only at restoring accommodation (presbyopia) and procedures to treat only cataracts, glaucoma, oculoplastics or retinal abnormality.

     1.13 Services Fee shall mean BDEC's compensation established and described in Article VI hereof.

     1.14 State shall mean the State of Arizona.

     1.15 Term shall mean the initial and any renewal periods of duration of this Agreement as described herein.

                                                ARTICLE II
                                             RIGHT TO USE THE PREMISES

     2.1 Base Lease. Section 2.3 contains a grant of a right to use Premises P and Premises T and is subject and subordinate to the terms and conditions of those certain leases as amended ("Base Leases") pursuant to which BDEC leases the Building P and Building T.

     2.2 Users of Buildings. Building P and Building T are used for multiple activities, including, but not limited to, Refractive Surgery, office and clinic activities of BDEC physicians and other professionals, an ambulatory surgery center ("ASC") and marketing, accounting, management and other administrative activities. The various activities in each Building do not necessarily have specific or identified space and, in some instances, more than one activity uses a space at the same time or at different times. BDEC designates, schedules and modifies the location and the times that each activity can use space in the Buildings.

         2.3 Grant of Right to Use. In consideration of Company's payment to BDEC of the Purchase Price, as defined in the Contribution Agreement, and on the terms and conditions of this Agreement, BDEC hereby grants to the Company the non-exclusive right to use for Refractive Surgery the spaces in the Buildings where the Equipment and Personalty are located at the times during regular business hours and in the manner designated by BDEC (but in no event less than forty percent (40%) of the of the business hours during each week), which might require the using of such space while the same or adjoining space is being used by an ASC or on a cooperative schedule with an ASC. BDEC also grants to the Company the non-exclusive right to use and to permit its guests and invitees to use the common areas in accordance with the Base Leases. Notwithstanding that the foregoing grants are non-exclusive, BDEC covenants and agrees that it will not allow any person or entity, other than the Company, to utilize any space in the Buildings, any Equipment and Personalty or any BDEC Employees for purposes of conducting any component of the Business.

     2.4 Term and Conditions of Grant. The grants set forth in Section 2.3 above are each for the term and on the conditions, requirements, covenants, rules and regulations of the Base Leases and subject to Company's paying its allocated portion of the rent, common area charges and other payments required of BDEC under the Base Leases.

     2.5 Maintenance of Base Leases. Throughout the Term of this Agreement, BDEC covenants and agrees to maintain all Base Leases in full force and affect, without any breach or default by BDEC thereunder.

                                                    ARTICLE III
                                         APPOINTMENT AND AUTHORITY OF BDEC

     3.1 Appointment. The Company hereby appoints BDEC as its sole and exclusive agent for the management and performance of day-to-day operations of the Business in the Facilities, using the Equipment and Personalty, through the provision of Management Services and Support Services, as defined herein, and BDEC hereby accepts such appointment, subject at all times to the provisions of this Agreement.

         3.2 Authority. Consistent with the provisions of this Agreement, directions given by the Company and operating and capital budgets established by the Company, BDEC shall have the responsibility and commensurate authority to provide, or cause to be provided, personnel, business and administrative services for the Company, which shall include those services set forth in
Article III hereof. BDEC is hereby expressly authorized to provide all such services in whatever manner BDEC, in good faith, deems appropriate and consistent with commercially reasonable standards to meet the day-to-day requirements of the business functions of the Company or related to the Business. The authority of BDEC shall extend no further than is expressly provided herein, and shall not be extended by implication or otherwise. Notwithstanding anything contained herein to the contrary, BDEC shall have no authority to speak on behalf of, or to bind, the Company with respect to any third party.

     3.3 Retained Authority. The Company shall at all times retain the ultimate responsibility for the operation of the Business and, except as delegated to BDEC herein or by resolution of Company's managers, shall retain the authority and power and to make all decisions with respect to its assets and rights.

     3.4 Nature of Relationship. The parties acknowledge and agree that no partnership or other form of entity, or any joint and several liability, is intended to be created by or between them by the execution or operation of this Agreement, and none of the foregoing should be implied.

                                                    ARTICLE IV
                                                 COVENANTS OF BDEC

     4.1 Management and Support Services. BDEC shall provide the Management Services and Support Services necessary to operate the Business as it was operated by BDEC prior to the Effective Time, including, but not limited to the following:

     4.1.1 Marketing and Scheduling. BDEC shall conduct marketing efforts for the Facility and shall schedule patient treatment in the Facility, in the manner that such services were performed prior to the Effective Time.

     4.1.2  Physician  Matters.  BDEC  shall  credential  physicians  to perform
Refractive Surgery in the Facility and shall schedule physicians to use the Facility in the manner that such services were performed prior to the Effective Time.

     4.1.3 Supplies. As agent for the Company, BDEC shall obtain all reasonable medical, office, and other supplies, including stationery and forms, and shall ensure that the Company is at all times adequately stocked with such supplies as are reasonably necessary and appropriate for the operation of the Business.

     4.1.4 Licenses and Permits. BDEC shall coordinate all development and planning processes, and apply for and use BDEC's best efforts to obtain and maintain all federal, state, and local licenses and regulatory permits required for or in connection with the operation of the Business.

     4.1.5 Contract Negotiations. BDEC shall negotiate, either directly or on the Company's behalf, as appropriate, all contractual arrangements with third parties as are reasonably necessary and appropriate for the Business.

                  4.1.6 Financial Matters. BDEC shall establish and administer accounting procedures, controls, and systems for the development, preparation, and safekeeping of records and books of accounts relating to the Company, all of which shall be prepared and maintained in accordance with generally accepted accounting principles consistently applied. BDEC shall prepare and deliver to the Company, and each of its members, within thirty (30) days after the end of each fiscal year of the Company, a balance sheet, a profit and loss statement, and a statement of sources and applications of funds and changes in working capital reflecting the financial status of the Company and as of the end of such prior fiscal year, all of which shall be prepared in accordance with generally accepted accounting principles consistently applied. Additionally, BDEC shall prepare and deliver to the board of managers of the Company, and each of the Company's members, monthly financial statements within ten (10) days after the end of each month, and shall prepare and deliver to the board of managers of the Company, and each of the Company's members, such other financial statements or records as BDEC may from time to time deem appropriate or as the board of managers of the Company, or its members, may reasonably request. On or before ninety (90) days prior to the end of each fiscal year of the Company, BDEC will prepare and deliver to the board of managers of the Company, and each of the Company's members, a proposed operating budget of projected expenses and revenues of the Company for the next fiscal year of the Company, and representatives of BDEC shall make themselves reasonably available to the board of managers and the members of the Company to explain such proposed budget and the underlying assumptions.

     4.1.7 Billing and Collection. BDEC shall be solely responsible for billing and collecting for all services provided by Company and for the use of the Facility and Equipment and Personalty. Company shall be entitled to all monies collected by BDEC on behalf of Company.

     4.1.8 Information Systems. BDEC shall provide and maintain the information systems it deems necessary to operate the Business. BDEC shall have reasonable discretion to select hardware and software, provided such hardware and software shall be adequate to operate the Business in a commercially reasonable manner, and BDEC shall be responsible for training employees to operate any such systems.

     4.1.9 Legal Actions. As requested by the Company, BDEC shall advise and assist the Company in instituting or defending legal actions or proceedings by or against third parties arising out of the Business, including, without limitation, those actions necessary for the protection and continued operation of the Company. BDEC shall have no authority to initiate, compromise or settle any legal action in the name of the Company, or to confess a judgment in the name of, or on behalf of, the Company.

     4.1.10 Insurance. (a) BDEC shall obtain and maintain professional and comprehensive general liability insurance and other insurance covering Company for the risks and in the amounts typically carried by others in the same business as Company.

     (b) BDEC shall obtain and maintain appropriate workers' compensation coverage for BDEC's personnel and shall carry professional and comprehensive general liability insurance covering all BDEC personnel in amounts that BDEC deems necessary, the cost of which insurance shall be a Business Expense.

         4.2 Personnel. BDEC shall employ or otherwise retain, and shall be responsible for interviewing, selecting, hiring, training, supervising, scheduling, and terminating, non-physician personnel as BDEC deems reasonably necessary and appropriate for the performance of Management Services and Support Services. Such personnel may include temporary or "floater" personnel who are retained by BDEC to substitute for permanent personnel. BDEC shall have sole responsibility for determining the salaries, wages, and fringe benefits of all such personnel, for paying such salaries and wages, and for providing such fringe benefits, and for withholding, as required by law, any sums for income tax, unemployment insurance, social security, or any other withholding required by applicable law or governmental requirement. BDEC shall have sole discretion in decisions regarding the termination of personnel employed by BDEC to provide services to the Company. BDEC shall indemnify the Company and the Compan s managers and members and hold them harmless from and against any claim or cause of action which alleges or is based upon any act or omission by BDEC or its owners, managers, directors, officers or employees with respect to any employee or former employee of BDEC. This indemnity obligation shall survive any termination or expiration of this Agreement.

          4.2.1 Non-Exclusivity. In recognition of the fact that the personnel retained by BDEC to provide services pursuant to this Agreement may from time to time perform services for others, this Agreement shall not prevent BDEC from performing such services for others or restrict BDEC from using such personnel in the performance of services for other parties which are not in the same business as Company.

                  4.2.2 Equal Employment Opportunity. Without limitation of any provision set forth herein, BDEC expressly agrees, for itself and on behalf of the Company, to abide by any and all applicable federal and/or State equal employment opportunity statutes, rules, and regulations, including, without limitation, Title VII of the Civil Rights Act of 1964, the Equal Employment Opportunity Act of 1972, the Age Discrimination in Employment Act of 1967, the Equal Pay Act of 1963, the National Labor Relations Act, the Fair Labor Standards Act, the Rehabilitation Act of 1973, the Occupational Safety and Health Act of 1970, and the Americans with Disabilities Act, all as may from time-to-time be modified or amended.

          4.2.3 Labor Reports. BDEC shall for its own account or on behalf of the Company, as appropriate, prepare, maintain, and file all requisite reports and statements regarding income tax withholdings, unemployment insurance, social security, workers' compensation, equal employment opportunity, or other reports and statements required with respect to personnel provided by BDEC pursuant to this Agreement and with respect to all personnel employed or otherwise retained by the Company.

          4.3 Conduct of Business. BDEC represents and warrants to the Company that it is authorized to enter into and perform this Agreement and its duties hereunder without the consent or approval of any third party which has not been obtained. BDEC covenants and agrees to provide all of the services required of it hereunder, and to perform all of its obligations hereunder, in a commercially reasonable manner and in compliance with all applicable laws and legal requirements.

                                                   ARTICLE V y'
                                              COVENANTS OF COMPANY y'

          5.1 Notices to BDEC. Company will give BDEC timely notice of operating and capital budgets approved by the Company and directions or requests that it has with respect to the conduct of the Business or the manner in which BDEC performs its duties hereunder in order that BDEC shall have an opportunity to comply with such budgets, directions or requests.

         5.2 Invoices and Payment. BDEC shall deliver to the board of managers of the Company, and to each of the members of the Company, monthly invoices setting forth the Services Fee, Use Fees, and expense reimbursement due BDEC for the immediately preceding month, together with such supporting documentation as shall be reasonably necessary to document the calculation and incurrence of such amounts in accordance with the terms of this Agreement. The Company will pay, or authorize BDEC in writing to pay, the invoiced amounts properly due within ten
(10) days after receipt of such invoice, unless any of such amounts are contested in good faith.

                                                   ARTICLE VI y'
                                             FINANCIAL ARRANGEMENT y'

          6.1 Amount of Services Fee. As compensation (the "Services Fee") for the Management Services and Support Services to be rendered hereunder, BDEC shall be entitled to receive from the Company an amount equal to Two percent (2%) of the Company's Net Revenues (as hereinafter defined).

         6.2 Determination of Net Revenues. For purposes of Section 6.1, "Net Revenues" shall mean the total operating revenues of the Company net of revenue deductions which include without limitation an allowance for contractual allowances, discounts, professional fees, co-management fees and staff managed fees and other uncollectible amounts, all as determined in accordance with the methodology used in the preparation of Exhibit A hereto and otherwise in accordance with generally accepted accounting principles consistently applied. For illustration purposes, the parties agree that Net Revenues for the Phoenix Refractive Surgery center based on the pro forma annualized facility model attached hereto as Exhibit A for the first full year of the Term of this Agreement would be $5,968,627.

          6.3 Business  Expenses.  In addition to the Services Fee  described in
     Section 6.1, the Company shall reimburse BDEC, upon submission by BDEC of an invoice and necessary supporting documentation, for any Business Expense properly incurred by BDEC in accordance with this Agreement.

          6.4 Use Payment. Company agrees to pay (the "Use Payment") to BDEC on a monthly basis as compensation for BDEC's grant to Company of the right to use the Premises and common areas of the Buildings. The Use Payment for the Premises in Building P shall be twelve percent (12%), and for the Premises in Building T shall be thirty-six percent (36%) of the rent and all other costs and expenses incurred by BDEC pursuant to the Base Lease for each of the respective building. The Use Payment shall be paid in advance and shall be due and payable on the first day of each month during the Term.


                                                  ARTICLE VII y'
                                              TERM AND TERMINATION y'

          7.1 Term. This Agreement shall be effective for an initial period (the "Term") commencing on the Effective Date and ending September 1, 2004.

          7.2 Termination. The Company may terminate this Agreement immediately upon the occurrence of one of the following events:

                         (1) the dissolution or bankruptcy of BDEC; or

                         (2) after the expiration of a ninety (90) day period in
                    which BDEC has failed to remedy its failure to perform its duties under this Agreement after having received written notice from the Company of BDEC's failure to perform its duties under this Agreement, which notice must specify the failure to perform.

     7.3 Termination by Agreement. In the event the Company and BDEC shall mutually agree in writing, this Agreement may be terminated on the date specified in such written agreement.

         7.4 Effects of Termination. Upon termination of this Agreement, as hereinabove provided, no party shall have any further obligations hereunder except for (i) obligations accruing prior to the date of termination, and (ii) obligations, promises, or covenants set forth herein that are expressly made to extend beyond the Term, including, without limitation, payment of accrued money due under Article VI, if any, and the authority and limited power of attorney granted to BDEC herein, which shall survive until such time as such obligations, promises, or covenants shall be fully paid and satisfied (all of which provisions shall survive the expiration or termination of this Agreement). Notwithstanding anything to the contrary herein, upon termination of this Agreement for any reason, all accrued Service Fees, Business Expenses and Use Payments, if any, shall become immediately due and payable to BDEC without demand or notice.

                                                  ARTICLE VIII
                                                  MISCELLANEOUS

     8.1 Notices. Any notice, request, demand, instruction, communication, or other document required, permitted, or desired to be given hereunder shall be in writing and, except as otherwise provided for herein, shall be deemed effectively given: (a) on receipt if delivered personally or by commercial courier service or if sent by prepaid telex, telegram, by facsimile or by other instantaneous electronic transmission device, or (b) on the fifth day after deposit (unless a different date is shown on the return receipt) if sent postage prepaid registered or certified United States mail, return receipt requested, as follows:

                  Company:                  Prime/BDEC Acquisition, L.L.C.
                                            1301 Capital of Texas Highway
                                            Suite C-300
                                            Austin, Texas 78746
                                            Attn.:            President
                                            Facsimile:  (512) 314-4398

                  BDEC:                     Barnet Dulaney Eye Center, P.L.L.C.
                                            4800 North 22nd Street
                                            Phoenix, Arizona  85016
                                            Attn.: Mark Rosenberg
                                            Facsimile:  (602) 508-4889

or to such other address, or to the attention of such other person or officer, as either party may by written notice designate.

     8.2 Governing Law. This Agreement has been executed and delivered in, and shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas. Proper venue for any action with respect to this Agreement shall be Dallas County, Texas.

       8.3 Assignment. Except as may be herein specifically provided to the contrary, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors, and assigns; provided, however, that neither party may assign its rights and obligations under this Agreement without the prior written consent of the other.

     8.4 No Waiver. The failure of either party to insist at any time upon the strict observance or performance of any provision of this Agreement or to exercise any right or remedy as provided in this Agreement shall not impair any right or remedy of such party or be construed as a waiver or relinquishment thereof with respect to subsequent defaults or breaches. Every right and remedy given by this Agreement to the parties hereto may be exercised from time to time and as often as may be deemed expedient by the appropriate party.

     8.5 Consents, Approvals, and Exercise of Discretion. Except as may be herein specifically provided to the contrary, whenever this Agreement requires any consent or approval to be given by either party, or either party must or may exercise discretion, the parties agree that such consent or approval shall not be unreasonably withheld or delayed, and such discretion shall be reasonably exercised.


     8.6 Severability. In the event any provision of this Agreement is held to be invalid, illegal, or unenforceable for any reason and in any respect, such invalidity, illegality, or unenforceability shall not affect the remainder of this Agreement, if the remainder of this Agreement can be enforced to achieve its purposes equitably to both parties.

     8.7 Divisions and Headings. The division of this Agreement into articles, sections, and subsections and the use of captions and headings in connection therewith are solely for convenience and shall not affect in any way the meaning or interpretation of this Agreement.

         8.8 Sales and Use Tax. BDEC and the Company acknowledge and agree that certain of the services to be provided by BDEC hereunder may be subject to state sales and use taxes and that BDEC may have a legal obligation to collect such taxes from the Company and to remit same to the State. The Company agrees to pay the applicable state sales and use taxes in respect of the portion of the Services Fee attributable to such services, and grants BDEC the right to withdraw and disburse from the bank accounts of the Company amounts necessary to timely and fully pay such taxes.

         8.9 Entire Agreement. With respect to the subject matter of this Agreement, this Agreement supersedes all previous contracts and constitutes the entire agreement between the parties. Neither party shall be entitled to benefits other than those specified herein. No oral statements or prior written material not specifically incorporated herein shall be of any force and effect, and no changes in or additions to this Agreement shall be recognized unless incorporated herein by amendment in writing and signed by all parties hereto. Such amendment(s) shall become effective on the date stipulated in such amendment(s). The parties specifically acknowledge that, in entering into and executing this Agreement, the parties rely solely upon the representations and agreements contained in this Agreement and no others.

         8.10 Audit Rights. During the Term of this Agreement and for a period of two (2) years after any termination or expiration of this Agreement, the Company and each of its members shall be entitled to audit and inspect the books and records of BDEC for purposes of determining the propriety of all Business Expenses, Services Fees and Use Payments charged to the Company under this Agreement. BDEC agrees to maintain, throughout such period, detailed records supporting all amounts charged to, or reimbursed by, the Company pursuant to this Agreement and to cooperate fully with, and to make its employees and records available during normal business hours to, the auditors or other representatives of the Company or its members performing such audit. Audit rights may not be exercised more frequently than once in every eighteen (18) month period and all costs and expenses associated therewith shall be borne by the party exercising audit rights unless any such inspection reveals that the Company has overpaid, by at least $25,000, any amounts which should have been properly paid or reimbursed to BDEC in accordance with the terms of this Agreement. BDEC shall be entitled to receive at least thirty (30) days' prior written notice of the exercise of audit rights prior to the beginning of such inspection.

                                             [Signature page follows]

                                                 SIGNATURE PAGE TO
                                               COLLOCATION AGREEMENT


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


     COMPANY:                        PRIME/BDEC ACQUISITION, L.L.C.


                                     By: _______________________________________

                                     Name: _____________________________________

                                     Title: ____________________________________



     BDEC:                           BARNET DULANEY EYE CENTER, P.L.L.C.


                                     By: ______________________________________
                                     Ronald W. Barnet, M.D., manager


                                     By: ______________________________________
                                     David D. Dulaney, M.D., manager

                                                     EXHIBIT A

                                               Pro Forma Annualized
                                                  Facility Model

                                                     EXHIBIT B

                                                     EMPLOYEES

                                    EXHIBIT J

                                     FORM OF

                              CONSULTING AGREEMENT

         This Consulting Agreement (this "Agreement") is made and entered into as of September 1, 1999 (the "Effective Date"), by and between Prime/BDR Acquisition, L.L.C., a Delaware limited liability company (the "Company") and ____________________________ (the "Consultant").

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. BACKGROUND. This Agreement is entered into in connection with the Company's and Consultant's execution of that certain Contribution Agreement, dated September 1, 1999, between and among the Company, Consultant, Prime Medical Services, Inc., a Delaware corporation, Prime Medical Operating, Inc., a Delaware corporation ("Prime"), Prime/BDEC Acquisition, L.L.C., a Delaware limited liability company, Barnet Dulaney Eye Center, P.L.L.C., an Arizona professional limited liability company, LASIK Investors, L.L.C., a Delaware limited liability company, David D. Dulaney, M.D., Ronald W. Barnet, M.D. and Mark Rosenberg (the "Contribution Agreement"). Accordingly, the terms and provisions of this Agreement shall be construed consistently with the terms and provisions of the Contribution Agreement. Consultant acknowledges that its execution of this Agreement serves as a material inducement to the Company's and Prime's execution of the Contribution Agreement.

     2. TERM. The term of this Agreement shall commence on the Effective Date and continue through the earlier to occur of the following:

a. Delivery of written notice from either Prime or the Company following any breach of, or failure to perform for any reason under, this Agreement by Consultant;

b. The death or disability of Consultant (For purposes of this Agreement, the meaning of "disability" shall be as defined in the Disability Insurance Policy that covers Consultant at the time in question, or if no such policy is then in force, the insurance policy that covered Consultant on September 1, 1999); and

c. The termination of the exclusivity obligations of the parties to the Contribution Agreement as set forth in ARTICLE VIII of the Contribution Agreement, pursuant to the terms of the Contribution Agreement.

         3. SERVICES. During the term of this Agreement, Consultant shall, from time to time, make himself available to Prime, the Company, and the Company's subsidiaries to represent the interests of such entities in professional associations and other professional or trade associations or groups related to the field of refractive surgery. Furthermore, Consultant shall make himself, and those clinics operated, utilized or controlled by Consultant, available to Prime and the Company for professional development and training of physicians and other medical professions and staff, all with respect to refractive surgery. Consultant shall make himself available to consult with other doctors affiliated with the Company, or with whom the Company seeks an affiliation, and will assist the Company and the Company's subsidiaries with staffing, training, consultation on outcomes analysis and strategic planning.

                  It is expressly agreed that Consultant is an independent contractor and shall not be construed to be an employee of the Company with regard to any matter, under any circumstances or for any purposes whatsoever. The services to be provided by Consultant hereunder are vitally important to the Company and its subsidiaries and shall be rendered at such times and places as mutually agreed upon by the Company and Consultant; provided it is the understanding and agreement of all parties hereto that the responsibilities of Consultant hereunder will require substantially less than the full time efforts of Consultant. Any failure or inability of Consultant to provide the services contemplated in this Agreement, for any or no reason, shall terminate the exclusivity obligations of Prime arising under ARTICLE VIII of the Contribution Agreement.

         4. COMPENSATION. Consultant acknowledges and agrees that Consultants entering into and performing its obligations hereunder is in consideration for Prime and the Company agreeing to enter into the Consulting Agreement and the transactions contemplated therein. Accordingly, the parties hereto acknowledge and agree that no further compensation is due Consultant for consulting services hereunder. The Company shall reimburse Consultant for reasonable out-of-pocket travel, lodging and meal expenses approved by the Company and Prime and which are necessary for Consultant to perform consulting services hereunder that are requested by the Company or Prime.

         5. AUTHORITY. This Agreement does not grant Consultant any authority whatsoever as an agent, officer, member, employee, manager or other representative of the Company, to bind or commit the Company in any way, contractually or otherwise. Except as specifically set forth in Section 4, the Company shall have no responsibility to reimburse the Consultant for any costs, expenses or other amounts that may be incurred by Consultant in connection with the providing of Consultant's services hereunder.

     6. CONFIDENTIAL INFORMATION. Consultant shall maintain and protect the confidentiality of the terms and existence of this Agreement, and any information obtained by Consultant pursuant to this Agreement or the performance of this Agreement.

         7. NOTICES. Any notice required or allowed hereunder shall be deemed to have been delivered when either hand-delivered to the party or when deposited in the United States mail, postage pre-paid, certified, return receipt requested, addressed to the party at the address set forth below or to the last new address provided in writing by the party:

Consultant:                           ____________________________
                                      4800 North 22nd Street
                                      Phoenix, AZ  85016

Company:                              1301 Capital of Texas Highway, Suite C-300
                                      Austin, TX  78746
                                      Attn: President

     8. COMPLIANCE WITH LAWS. Consultant shall comply with all applicable state, federal, and local laws, in the performance of its services.

     9. ASSIGNMENT. This Agreement is personal to Consultant and may not be assigned in whole or in part by Consultant without the express written consent of the Company in each instance. This Agreement shall inure to the benefit of and be binding upon any successors and permitted assigns of the parties.

         10. WAIVER OR MODIFICATION. The failure of any party to insist, in any one or more instances, upon the performance of any of the terms, covenants, or conditions of this contract or to exercise any right, shall not be construed as a waiver or relinquishment of the future performance of any such terms, covenants or conditions or the future exercise of such rights. Any waiver, alteration, or modification of any of the provisions of this Agreement or cancellation or replacement of this Agreement shall not be valid unless made in writing and signed by all the parties hereto. Waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

     11. CONSTRUCTION. This Agreement shall be governed by the laws of the state of Texas.

     12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be construed as an original for all purposes, but all of which taken together shall constitute one and the same Agreement.

     13. DESCRIPTIVE HEADINGS. The descriptive headings for the sections in this Agreement are inserted for convenience only and do not constitute part of the Agreement.

         14. NEGOTIATED AGREEMENT. This Agreement reflects the negotiations of all parties hereto. The language used herein shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied. All parties acknowledge and agree that they are fully aware of the affiliated relationship between and among each other.

         15. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         16. ENTIRE AGREEMENT. This Agreement, together with the Contribution Agreement and each other Transaction Document (as defined in the Contribution Agreement), constitutes the entire agreement between the parties with respect to the subject matter hereof, and all prior agreements, representations, statements, negotiations, and undertakings are superseded by this Agreement. The binding arbitration provisions of the contribution Agreement shall apply with respect to any disputes hereunder.

                            [Signature page follows]

                                SIGNATURE PAGE TO

                              CONSULTING AGREEMENT

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

COMPANY:                     Prime/BDR Acquisition, L.L.C.



                          By:

                             Printed Name:
                             Title:

CONSULTANT:

                             Printed Name:  _____________________________

                                 FIRST AMENDMENT

                                       TO

                             CONTRIBUTION AGREEMENT

     This First Amendment to Contribution Agreement (this "Amendment") is executed to be effective as of January 31, 2000, by and between Prime Medical Operating, Inc., a Delaware corporation ("Prime"), Prime Medical Services, Inc. a Delaware corporation ("PMSI"), Barnet Dulaney Eye Center, P.L.L.C., an Arizona professional limited liability company ("BDEC"), Prime Refractive, L.L.C., a Delaware limited liability company ("Prime Refractive"), Prime Refractive Management, L.L.C., a Delaware limited liability company ("Prime Management"), LASIK Investors, L.L.C., a Delaware limited liability company ("LASIK"), David
D. Dulaney, M.D. ("Dulaney"), Ronald W. Barnet, M.D. ("Barnet"), Mark Rosenberg ("Rosenberg"), Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Newco I") and Prime/BDEC Acquisition, L.L.C., a Delaware limited liability company ("Newco II"). All of the foregoing parties other than Prime Refractive and Prime Management are sometimes referred to collectively herein as the "Original Parties." Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in that certain Contribution Agreement, dated effective as of September 1, 1999, among the Original Parties (the "Contribution Agreement").

                             Preliminary Statements

         Prime has agreed in Section 4.3 of the Contribution Agreement to make certain credit accommodations available to Newco I for the acquisition and/or development of Target Centers, including, without limitation, the Development Facility provided for in the Loan Agreement.

         Pursuant to the provisions of Section 4.3 of the Contribution Agreement, Prime and Newco I executed that certain Loan Agreement, dated as of September 1, 1999 (the "Original Loan Agreement") which provides for a $40,000,000 development loan facility (the "Original Development Facility").

         Newco I has borrowed certain amounts under the Original Loan Agreement in order to finance the acquisition of an equity ownership interest in Horizon Vision Center, Inc., a Nevada corporation.

         The Original Parties have agreed in ARTICLE VIII of the Contribution Agreement to certain exclusivity obligations and related terms and conditions.

         The  Original  Parties  have  agreed to hereby  amend the  Contribution
Agreement to provide for: (a) the addition of Prime Refractive and Prime Management as parties to the Contribution Agreement, for only those purposes expressly stated in this Amendment; (b) the execution of a second Loan Agreement which shall create a replacement loan facility that replaces any and every obligation of Prime to advance additional money to any party under the Original Loan Agreement in respect of the Original Development Facility; and (c) the extension of certain provisions of the Contribution Agreement to specifically apply to, benefit, and/or bind Prime Refractive and/or Prime Management, as applicable.

                             Statement of Agreement

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         Section 1. Joinder of Prime Refractive and Prime Management. Each of Prime Refractive and Prime Management hereby agrees that its execution of this Amendment constitutes its execution of the Contribution Agreement (as amended by this Amendment), and that it is hereby made a party to the Contribution Agreement and is bound by and shall benefit from all of the applicable terms and conditions of the Contribution Agreement (as amended by this Amendment).

         Section 2.        Amendments, Additions and Deletions to Agreement.
                           ------------------------------------------------

                    a. The Original Parties hereby agree to amend Section 4.3(a)
               of the Contribution Agreement to read in its entirety as follows:

                         " (a) Working Capital Line of Credit.  Prime Refractive
                    Management, L.L.C., a Delaware limited liability company ("Prime Management"), and Prime Refractive, L.L.C., a Delaware limited liability company ("Prime Refractive"), have each executed a loan agreement, dated January 31, 2000 (the "Development Facility") which provides for, among other credit accommodations described below, a revolving line of credit in the maximum principal amount of $200,000 and maturing one (1) year after the Closing (the "Working Capital Line"), pursuant to which Prime Refractive shall be entitled, subject to the conditions and limitations contained in the Loan Agreement, to borrow, repay and reborrow funds in order to meet obligations of Prime Refractive arising in the ordinary course of business."

     b. The Original Parties hereby agree to amend Section 4.3(b) of the Contribution Agreement to read in its entirety as follows:

                  " (b) Development Credit Facility. In addition to the Working Capital Line, the Development Facility provides for an additional lending facility, in the aggregate maximum principal amount of $29,165,000, pursuant to which Prime Refractive shall be entitled, subject to the conditions and limitations contained in the Development Facility, to borrow funds, from time to time, in order to finance up to one hundred percent (100%) of the purchase price (or development costs) of a Target Center (as hereinafter defined) being acquired (or developed) by Prime Refractive; provided, however, that in no event shall the Development Facility be used in instances where Prime, PMSI or one of their affiliates independently acquires or develops a Target Center as permitted by Section 8.1. In connection with the Development Facility, Prime Refractive agrees to execute, and all parties hereto agree to vote their interests in Prime Refractive, if any, and to take such other action as may be necessary, to cause any entity through which Prime Refractive acquires or develops a Target Center to execute, on or before each closing date of a Target Center acquisition or the commencement of development, an Assignment and Security Agreement in substantially the form attached hereto as Exhibit G1 and a Promissory Note in substantially the form attached hereto as Exhibit G2. In addition, if Prime Refractive is to obtain, through development or acquisition, directly or indirectly, a one hundred percent (100%) interest in such Target Center, Prime Refractive and all parties hereto shall cause such Target Center to execute a security agreement, acceptable in form and substance to Prime, granting to Prime Management the highest available priority security interest in all of the assets of such Target Center."

     c. The Original Parties hereby agree to amend Section 4.3(c) of the Contribution Agreement to read in its entirety as follows:

                  " (c) Pursuant to the Development Facility, Prime Management's obligations to make each extension of credit described in subsection (b) above are subject entirely and in all respects to Prime and Prime Management obtaining prior written approval from the lenders under (but only if such approval is required under) either (i) that certain Loan Agreement for a $14,000,000 advancing term loan (the "$14,000,000 Facility"), entered into by Prime Management, Bank of America, N.A., as administrative agent, BankBoston, N.A., as documentation agent and such lenders named therein or (ii) that certain Loan
                  Agreement for a $86,000,000 revolving credit loan (the "$86,000,000 Facility"), entered into by PMSI, Bank of America, N.A., as administrative agent, BankBoston, N.A., as documentation agent and such lenders named therein. Each of the parties to this Agreement acknowledges and agrees that the assignment and security agreements, and security agreements, executed pursuant to this Section and Section 8.2 will be assignable to the lenders under the $14,000,000 Facility, and that Prime and/or Prime Management intends to make a collateral assignment for the benefit of such lenders. In addition, each of the parties to this Agreement agrees to take such action (including voting their interests in any entity) which may be necessary to ensure the filing and perfection of security interests required to be granted pursuant to this Section."

     d. The Original Parties hereby agree to amend Section 4.3(d) of the Contribution Agreement to read in its entirety as follows:

                  " (d) Each of the Sellers acknowledges and agrees that none of Prime Management, Prime, PMSI or any affiliate of any of them may be required to (i) except as expressly set forth in this
                  ARTICLE IV and in Section 8.2(b)(ii), extend any financing, credit facilities, guarantees or other credit enhancements to any Seller, Prime Refractive, Newco I or Newco II or (ii) issue any of its ownership interests (or rights to acquire its ownership interests) in connection with the acquisition of a Target Center (provided, however, that Prime Management,
                  Prime, PMSI or such affiliate may elect, upon obtaining the consent of BDEC, to issue its ownership interests in connection with the acquisition of a Target Center by Prime Refractive or any of its subsidiaries, and any such issuance shall be treated for all purposes as a loan by Prime Management to Prime Refractive pursuant to the Development Credit Facility, in an amount equal to the fair market value of the capital stock issued on the date of issuance)."

     e. The Original Parties hereby agree to amend Section 4.3(e) of the Contribution Agreement to read in its entirety as follows:

                  " (e) Each of the Sellers, Newco I, and Prime Refractive acknowledges and agrees that neither Newco I nor Prime Refractive shall distribute (or allow to be distributed) to its members, with respect to their respective membership interests, any of its or its subsidiaries' cash or other property if, at the time of the proposed distribution, any amounts (whether principal or interest) are outstanding under the Credit Documents or the Target Center Lending Documents (as such terms are hereinafter defined). Furthermore, each of the Sellers, Newco I, and Prime Refractive agrees that each of Newco I and Prime Refractive shall pay all available cash flow in payment of its respective outstanding obligations, if any, under the Loan Agreement or Development Facility (as applicable), irrespective of whether such payments exceed the minimum required payments under the Loan Agreement or Development Facility. For purposes of allocating such payments by either Newco I or Prime Refractive among any two or more of such entity's respective outstanding obligations, such payments shall be allocated pro rata, based upon the respective balances of such obligations, unless (i) a greater portion of the payment is required to be paid toward a given obligation in order to prevent a default with respect to that obligation (but only to the extent necessary to prevent such a default) or (ii) eighty percent (80%) of the managers of such entity elect to allocate the payments in a different manner.

                                    Notwithstanding  the  foregoing,  as long as
                  there has been no default by any Seller under this Agreement or any other Transaction Document (excluding, however, the Credit Documents and the Target Center Lending Documents), then, to the extent that (but only to the extent that) either of Newco I or Prime Refractive possesses the cash flow necessary (in the reasonable discretion of a majority of its managers) to pay its liabilities in the ordinary course consistent with past practices, such entity agrees to make quarterly estimates of its taxable income for the current tax year and, if not prohibited by law, distribute quarterly (the "Quarterly Distributions") an amount that would cover the federal and state income taxes required to be paid by its members with respect to such taxable income, based on each member's then current proportionate interest in such entity, assuming that all members pay income taxes on such entity's taxable earnings at a rate equal to the highest effective individual tax rate in effect from time to time (the "Assumed Tax Rate"); provided, further, that such entity shall determine its actual taxable income at the end of each taxable year and (A) if the Quarterly Distributions in a given year should have been higher based on the amount of actual taxable income for that year, promptly distribute the amounts necessary to eliminate such deficiency or (B) if the Quarterly Distributions in a given year should have been lower based on the amount of actual taxable income for that year, withhold dollar for dollar from the first following Quarterly Distribution, and then against subsequent Quarterly Distributions in a like manner, the amounts necessary to eliminate such surplus."

     f. The Original Parties hereby agree to amend Section 4.3(f) of the Contribution Agreement to read in its entirety as follows:

                  " (f) The parties acknowledge the execution and existence of that certain Loan Agreement in the maximum principal amount of $10,835,000, dated September 1, 1999, between Prime and Newco I (the "Loan Agreement"), that certain Promissory Note, in the amount of $10,835,000, executed by Newco I and dated September 1, 1999 (the "Horizon Note"), and that certain Assignment and Security Agreement, dated September 1, 1999, between Prime and Newco I (the "Horizon Security Agreement"). The parties agree that the Loan Agreement, the Horizon Note and the Horizon Security Agreement are "Transaction Documents" for purposes of this Agreement. The Parties further agree that the Loan Agreement, the Horizon Note, the Horizon Security Agreement, and all of the loan agreements, promissory notes, guarantees, security agreements, assignment and security agreements and other agreements, documents or instruments executed by any party in connection with the Loan Agreement or the Development Facility are hereinafter collectively referred to as the "Credit Documents"."

     g. The Original Parties hereby agree to amend Section 4.4 of the Contribution Agreement to read in its entirety as follows:

                  " 4.4 Capital Contributions. The parties agree that no party shall, except for the express provisions of Section 1.1 and
                  Section 4.3 of this Agreement or of the Organizational Documents, be required to make any capital contribution, or extend any credit facility or loans, to either Prime Refractive, Newco I or Newco II (or a subsidiary of either) following the Closing, including, without limitation, for purposes of providing working capital; provided, however, that this sentence shall not affect any party's obligations under
                  Article VI with respect to any breach of the representations or warranties made by that party under this Agreement."

                  h. The Original Parties hereby agree to amend Section 4.6 of the Contribution Agreement to replace every reference to "Newco I" contained in
Section 4.6 with a reference instead to "Prime Refractive".

     i. The Original Parties hereby agree to amend Section 4.10 of the Contribution Agreement to read in its entirety as follows:

                   " 4.10  Guaranty  of PMSI.  PMSI hereby  unconditionally  and irrevocably guarantees each of the payment and performance obligations of Prime Refractive, Prime Management and Prime hereunder and under each of the Transaction Documents. Without limiting the foregoing, PMSI agrees that if Prime, Prime Refractive or Prime Management shall default in any obligation to pay to any Seller(s) or Newco I any amount then due and payable by Prime, Prime Refractive or Prime Management to such Seller(s) or Newco I under ARTICLE I or ARTICLE VII hereunder, PMSI shall immediately pay such amount to such Seller(s) or Newco I. PMSI hereby agrees not to require any Seller to proceed against Prime Refractive, Prime Management, Prime or any other person or to pursue any other remedy before proceeding against PMSI under this guaranty."

     j. The Original Parties hereby agree to amend Section 6.3 of the Contribution Agreement to read in its entirety as follows:

                   " 6.3 Security.  Without limiting or adversely  affecting the rights of Prime under Section 9.12, and in order to secure full and prompt payment of the obligations of each of the Sellers under this ARTICLE, each of BDEC and LASIK hereby grants to Prime (for the benefit of Prime Refractive or any other subsidiary or affiliate of Prime to which any Seller may hereafter owe any amount) a continuing security interest in and to distributions either of them may be entitled to receive at any time after the Closing in respect of any ownership interest held by either of them in any of Prime Refractive, Newco I or Newco II. In connection with the grant of a security interest contained in this Section, each of BDEC and LASIK agrees (i) to execute all documents, agreements, instruments and certificates, and to take such other actions, as are necessary in order to fully evidence and perfect such security interest, and (ii) that it will not for a period of five (5) years after the Closing grant or assign to any person or entity, without obtaining the express prior written consent of Prime in each instance, rights of any nature in the distributions covered by the security interest granted in this Section, irrespective of whether such rights are to be senior or subordinate to the rights granted under this Section; provided, however, that Prime acknowledges and agrees that any grant of a security interest in such distributions by LASIK to either Prime Management or the lenders under the $14,000,000 Facility shall not be a violation of this Section, and the grant to the lenders under the $14,000,000 Facility shall be senior to the security interest hereby granted by LASIK to Prime."

                  k. The Original Parties hereby agree to amend the following subsections of Section 8.1 of the Contribution Agreement to replace every reference to "Newco I" contained in such subsections with a reference instead to "Prime Refractive": introductory paragraph to Section 8.1; Section 8.1(b);
Section 8.1(c); and Section 8.1(d).

     l. The Original Parties hereby agree to amend Section 8.1(e) of the Contribution Agreement to read in its entirety as follows:

                   " (e) The  acquisition  or  development of such Target Center was initiated, arranged for, originated or financed by any entity affiliated with PMSI (other than Prime Refractive, Newco I or Newco II, or any future subsidiaries of either of them) which has previously acquired or developed a Target Center, or an interest therein, pursuant to any of the exceptions to exclusivity contained in subsections (a) through
                  (g) of this Section;"

     m. The  Original  Parties  hereby  agree to amend  the first  paragraph  of
Section 8.2(g) of the Contribution Agreement to read in its entirety as follows:

                   " (g) Notwithstanding the exclusivity obligation contained in
                  Section 8.1, LASIK and/or one or more of their affiliates shall be entitled to independently acquire or develop any Target Center to which any one or more of the following apply:
                  (i) a majority of the board of directors of Prime votes against the acquisition of such Target Center; or (ii) Prime Refractive is unable to finance the acquisition of such Target Center using the Development Facility, solely because of the limitation set forth in Section 4.3(c); provided, however, that:"

                  n. The Original Parties hereby agree to amend Section 9.3 of the Contribution Agreement to replace every reference to "Newco I" contained in
Section 9.3 with a reference instead to "Prime Refractive, Newco I".

     o. The Original Parties hereby agree to amend Section 9.4 of the Contribution Agreement to read in its entirety as follows:

                   " 9.4 Non-Competition  Agreement.  Each of PMSI, Prime, Prime
                  Management and each Seller, as a material inducement to one another to enter into this Agreement, hereby agrees that, at all times during which the provisions of Article VIII are applicable, and at all times until five (5) years after either LASIK and its affiliates (excluding PMSI, Prime, and the subsidiaries of either of them), or Prime and its affiliates (excluding LASIK), no longer own any equity or other interest in either Newco I or Prime Refractive, such party will not directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of each other party hereto, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                                    (a)   Except    through   Newco   I,   Prime
                  Refractive, either of their subsidiaries, or Newco II, directly or indirectly engage in, or provide, anywhere within a fifty (50) mile radius of any center or facility that provides Refractive Surgery and is owned, directly or indirectly, partially or wholly, by Newco I, Prime Refractive, or a subsidiary of either of them (collectively, the "Restricted Area"), any services (other than services included in the practice of medicine) related to (i) the operating of centers or facilities that provide Refractive Surgery, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of centers or facilities that provide Refractive Surgery, or (iii) providing any management services, training or consulting services related to any of the activities described in (i) or (ii);

                                    (b)   Except    through   Newco   I,   Prime
                  Refractive, the subsidiaries of either of them, or Newco II, directly or indirectly provide, anywhere within the Restricted Area, (i) facilities, equipment and non-physician personnel for the performance by physicians of Refractive Surgery, (ii) the marketing, scheduling and management of Refractive Surgery (but excluding, with respect to either Barnet or Dulaney, marketing, scheduling and management of patients for treatment by Barnet or Dulaney, respectively), (iii) the credentialing and scheduling of physicians to perform Refractive Surgery and
                  (iv) the billing, collecting or accounting for the use of any such facilities, equipment or non-physician personnel;

                                    (c) Directly or indirectly request or advise
                  any person, firm, physician, corporation or other entity having a business relationship with Newco I, Prime Refractive, a subsidiary of either of them, Prime, each Seller or any affiliate or related entity of any of them, to withdraw, curtail, or cancel its business with such person or entity; or

                                    (d) Directly or indirectly hire any employee
                  of Newco I, Prime Refractive, any subsidiary of either of the foregoing, Prime, any Seller or any affiliate or related entity of any of them, or induce or attempt to influence any employee of Newco I, Prime Refractive, any subsidiary of either of the foregoing, Prime, any Seller or any such affiliate or related entity to terminate his or her employment with such person or entity."

               p. The Original Parties hereby agree to amend Section 9.5 of the Contribution Agreement to read in its entirety as follows:

                   " 9.5  Exclusivity.  Each of the parties hereto  acknowledges and agrees that any acquisition or development of a Target Center by Prime Management, Prime, PMSI, Newco II or a Seller through an entity not owned (wholly or partially, directly or indirectly) by Prime Refractive or Newco I shall be subject to the provisions of Section 9.4, regardless of whether such acquisition or development is contemplated by or provided for in the provisions of ARTICLE VIII."

               q. The Original Parties hereby agree to amend Section 9.8 of the Contribution Agreement to read in its entirety as follows:

               " 9.8 Special Options to Sell or Acquire Interests In Newco I and Prime Refractive.


                                    (a) Option to Sell.  Upon the  expiration of
                  five (5) years immediately following the Closing Date, if no Seller is in breach of this Agreement or any other Transaction Document, all or any of the Sellers shall at any time, and from time to time, be entitled to require that Prime purchase from such Seller(s) up to a maximum twenty percent (20%)
                  interest in each of Newco I and Prime Refractive (when aggregated for each entity with all other purchases by all Sellers pursuant to this Section), upon the terms and conditions hereinafter set forth, by giving written notice of such election to Prime; provided, however, that any exercise of the option to sell pursuant to this Section must (unless Prime consents otherwise in writing) be made by such Seller with respect to exactly equal percentage interests in Newco I and Prime Refractive, in each instance and taken individually and not in combination with elections by another Seller.

                                    (b)  No  Further  Obligation.   The  Sellers
                  acknowledge and agree that Prime shall be under no obligation to notify any Seller of the exercise by another Seller of rights under this Section, and that Prime may not, under any circumstances, be required to purchase more than an aggregate twenty percent (20%) interest in either Newco I or Prime Refractive (considering all purchases by all Sellers pursuant to this Section), regardless of whether one Seller disposes of more or less of an interest in Newco I and Prime Refractive under this Section than another Seller.

                         (c) Purchase Price. The purchase price for any interest
                    transferred pursuant to this Section shall, in the absence of an agreement on price between Prime and the applicable Seller(s), be determined as follows:

                                            (i) If the  exercise  of the  option
                           hereunder is after the expiration of such ninety (90) day period, then the purchase price must be mutually agreed upon by the applicable Seller(s) and Prime.

                                            (ii) If the  exercise  of the option
                           hereunder is within the ninety (90) day period immediately following the expiration of the five (5) year period described in Section 9.8(a), then Prime shall select a certified business appraiser (that is a member of either the American Society of Appraisers or the Institute of Business Appraisers) to value the interests being transferred. If the selling Seller(s) under this Section do not agree with the value determined by Prime's appraiser, such Seller(s) may, at their own expense, select a second appraiser that is a member of one or both of the above named professional organizations to value the interests being transferred. If the two appraisers cannot agree on the value of the interests being transferred, the two appraisers shall mutually select a third appraiser (that meets the above described membership requirements) to value the interests being transferred together with the first two appraisers, based on a majority vote. Any valuation determined by such majority vote shall be final, binding and conclusive. The expense of such third appraiser shall be paid by the selling Seller(s), unless the appraised value ultimately determined is more than ten percent (10%) greater than the value determined by Prime's original appraiser, in which event Prime shall bear the entire cost of the third appraiser. If the exercise of the option hereunder is after the expiration of such ninety (90) day period, then the purchase price must be mutually agreed upon by the applicable Seller(s) and Prime.

                                    (d)  Such  purchase  price  shall be paid in
                  immediately available funds at the closing of the transfer pursuant to this Section. The closing of any purchase and sale pursuant to this Section shall take place at the principal office of Prime or such other place designated by Prime and the applicable Seller(s), on the thirtieth day (or if such thirtieth day is not a business day, the next business day following the thirtieth day) following the final determination of a purchase price under subsection (c) above. At such closing, Seller shall execute all documents and take such other actions as may be reasonably necessary to deliver to Prime title to the interests transferred, free and clear of all liens, claims, encumbrances or restrictions of any kind or nature whatsoever, except (i) those established in the organizational documents and other governing documents of Newco I and Prime Refractive, (ii) those in favor of the lenders under $14,000,000 Facility and the $86,000,000 Facility pursuant to any Transaction Document and (iii) those in favor of Prime or any affiliate or subsidiary of Prime pursuant to any Transaction Document.

                                    (e)    Exceptions.    Notwithstanding    the
                  foregoing provisions of this Section 9.8, Prime shall not be obligated to purchase any interest in either Newco I or Prime Refractive pursuant to this Section if Prime is unable to obtain financing for such purchase from a third party upon reasonable market terms, after Prime and PMSI have exercised commercially reasonable efforts to obtain such financing."

                  r. The Original Parties hereby agree to amend Section 9.12 of the Contribution Agreement to replace every reference to "Newco I" contained in
Section 9.12 with a reference instead to "Prime Refractive, Newco I", and to replace every reference to "Prime or PMSI" contained in Section 9.12 with a reference instead to "Prime Management, Prime or PMSI".

     s. The Original Parties hereby agree to amend the first paragraph of Exhibit G3 to the Contribution Agreement to read in its entirety as follows:

                   " THIS ASSIGNMENT AND SECURITY  AGREEMENT (this  "Agreement")
                  is made and entered into as of the ____ day of __________, 200__, by and between Prime Refractive Management, L.L.C., a Delaware limited liability company (the "Secured Party") and Prime Refractive, L.L.C., a Delaware limited liability company (the "Debtor")."

     t. The Original Parties hereby agree to amend Recital A. of Exhibit G3 to the Contribution Agreement to read in its entirety as follows:

                    " A. Debtor and Secured  Party have  executed and  delivered that certain Contribution Agreement dated effective September 1, 1999, between and among Debtor, Secured Party, Prime Medical Operating, Inc., a Delaware corporation, Prime Medical Services, Inc., a Delaware corporation, Prime/BDEC Acquisition, L.L.C., a Delaware limited liability company, Prime/BDR Acquisition, L.L.C., a Delaware limited liability company, Barnet Dulaney Eye Center, P.L.L.C., an Arizona professional limited liability company, LASIK Investors L.L.C., a Delaware limited liability company, David D. Dulaney, M.D., Ronald W. Barnet, M.D., and Mark Rosenberg (as amended by that certain First Amendment to Contribution Agreement dated as of January 31, 2000, among the foregoing parties, the "Contribution Agreement"), and that certain Loan Agreement, dated as of January 31, 2000 (the "Loan Agreement"), pursuant to which Secured Party agrees to make certain loans to Debtor on the terms and subject to the conditions provided therein."

                  u. The Original Parties hereby agree to amend Article I of Exhibit G3 to the Contribution Agreement to add the following Section 1.3 in its entirety as a new Section:

                    1.3 Subordination. Liens created hereby are subordinate to liens in favor of Lenders (as such term is defined in that certain Loan Agreement for a $14,000,000 advancing term loan, entered into by Secured Party, Bank of America, N.A., as administrative agent, BankBoston, N.A., as documentation agent and such Lenders).

                  v. The Original Parties hereby agree to amend Section 4.3 of Exhibit G3 to the Contribution Agreement to replace the reference to "Section 1.1(c)" contained in Section 4.3 with a reference instead to "Section 1.1(d)".

                  w. The Original Parties hereby agree to amend Article V of Exhibit G3 to the Contribution Agreement to replace the reference to "Target Center" contained in Article V with a reference instead to "Target Center (as defined in the Contribution Agreement)".

     x. The Original Parties hereby agree to amend Section 9.2 of Exhibit G3 to the Contribution Agreement to replace the reference to "Prime/BDR Acquisition, L.L.C." contained in Section 9.2 with a reference instead to "Prime Refractive, L.L.C.".

     y. The Original Parties hereby agree to amend the signature page to Exhibit G3 to the Contribution Agreement to (i) replace the reference to "Prime/BDR Acquisition, L.L.C." contained in the signature page with a reference instead to "Prime Refractive, L.L.C.", (ii) replace the reference to "Prime Medical Operating, Inc." contained in the signature page with a reference instead to "Prime Refractive Management, L.L.C.", and (iii) replace the reference to "1999" contained in the signature page with a reference instead to "200__".

     z. The Original Parties hereby agree to amend the second paragraph of Exhibit G5 to the Contribution Agreement (beginning with "Borrower:") to replace the reference to "Prime/BDR Acquisition, L.L.C." contained in such paragraph with a reference instead to "Prime Refractive, L.L.C.".

          aa. The Original Parties hereby agree to amend the fourth paragraph of Exhibit G5 to the Contribution Agreement (beginning with "LENDER:") to replace the reference to "Prime Medical Operating, Inc., a Delaware corporation" contained in such paragraph with a reference instead to "Prime Refractive Management, L.L.C., a Delaware limited liability company".

          bb. The Original Parties hereby agree to amend the eighth paragraph of Exhibit G5 to the Contribution Agreement (beginning with "payment terms:") to replace the reference to "1999" contained in such paragraph with a reference instead to "200__".

          cc. The Original Parties hereby agree to amend the ninth paragraph of Exhibit G5 to the Contribution Agreement (beginning with "Loan Agreement:") to read in its entirety as follows:

                  "LOAN AGREEMENT: This Note is executed pursuant to and is governed by the terms of that certain Loan Agreement dated as of January 31, 2000, executed by Borrower and Lender, as amended (collectively, the "Loan Agreement")."

                  dd. The Original Parties hereby agree to amend Section 2(a)(ii) of Exhibit G5 to the Contribution Agreement to replace the reference to "Lender" contained in Section 2(a)(ii) with a reference instead to "Lender, Prime Medical Operating, Inc.".

          ee. The Original Parties hereby agree to amend Section 4(c) of Exhibit G5 to the Contribution Agreement to read in its entirety as follows:

                         " (c) All other documents signed in connection with the
                    Loan Agreement or the loan evidenced by this Note, including, without limitation, that certain Contribution Agreement, dated effective September 1, 1999, between and among Borrower, Lender, Prime Medical Services, Inc., a Delaware corporation, Prime Medical Operating, Inc., a
                    Delaware corporation, Prime/BDEC Acquisition, L.L.C., a Delaware limited liability company, Prime/BDR Acquisition, L.L.C., a Delaware limited liability company, Barnet Dulaney Eye Center, P.L.L.C., an Arizona professional limited liability company, LASIK Investors, L.L.C., a Delaware limited liability company, David D. Dulaney, M.D., Ronald W. Barnet, M.D., and Mark Rosenberg (as amended by that certain First Amendment to Contribution Agreement dated as of January 31, 2000, among the foregoing parties, the "Contribution Agreement") and each Transaction Document (as such term is defined in the Contribution Agreement)."

     ff. The Original Parties hereby agree to amend the signature page to Exhibit G5 to the Contribution Agreement to replace the reference to "Prime/BDR Acquisition, L.L.C." contained in the signature page with a reference instead to "Prime Refractive, L.L.C.".

                  gg. The Original Parties hereby agree to (i) delete Exhibit G1, Exhibit G2 and Exhibit G4 from the Contribution Agreement, (ii) rename Exhibit G3 as Exhibit G1, (iii) rename Exhibit G5 as Exhibit G2, and (iv) amend the TABLE OF EXHIBITS of the Contribution Agreement to replace the reference to "Exhibits G1 to G5" contained in the TABLE OF EXHIBITS with a reference instead to "Exhibits G1 and G2".

         Section 3. Amendment of Loan Agreement. Each Original Party agrees that the Original Loan Agreement is hereby amended to eliminate the $200,000 Working Capital Line and to reduce the remaining maximum principal amount of $40,000,000 to $10,835,000. Each Original Party further acknowledges and agrees that Prime has previously advanced the maximum principal amount under the Original Loan Agreement, and that, accordingly, Prime is hereby unconditionally released from any obligation (whether asserted now or in the future) to advance additional money under the Original Loan Agreement.

         Section 4. Relationship Between Prime and Prime Refractive. The parties agree that for all purposes under the Contribution Agreement, each of Prime Refractive and Prime Management shall be deemed an affiliate of Prime for as long as Prime owns, directly or indirectly, an equity ownership interest in it.

         Section 5. Transaction Document. This Amendment, and each other document, agreement, and certificate executed in connection with or contemplated by this Amendment (each a "Related Document"), shall be considered a "Transaction Document," as such term is used in the Contribution Agreement.

     Section 6. No Assumption of Liabilities. Notwithstanding any provision of this Amendment or any Related Document, neither Prime Refractive nor Prime Management assumes any debts, obligations or liabilities of any of the Original Parties.

         Section 7. Authority. Each of Prime Refractive, Prime Management and each Original Party, hereby represents and warrants (severally and not jointly) that it has full power and authority to enter into and perform this Amendment and each Related Document to be executed or delivered by such party. The execution, delivery, and performance of this Amendment and such Related Documents have been duly authorized by all necessary action of such party and, if applicable, its respective officers and owners. This Amendment has been duly and validly executed and delivered by such party and constitutes a valid and binding obligation of such party enforceable against such party in accordance with its terms. The execution, delivery, and performance by such party of this Amendment and each such Related Document does not violate or conflict with (a) any law, rule, or regulation applicable to such party, (b) any agreement to which such party is a party, or (c) the organizational documents of such party.

         Section 8. Ratification by Prime Refractive. Each of Prime Management and each Original Party agrees that by executing this Amendment, it is deemed to be voting its ownership interest (if any) in Prime Refractive to authorize Prime Refractive to enter into and perform this Amendment and each other Related Document to which Prime Refractive is a party. Each such party agrees to execute such resolutions and written consents, and take such other actions, in their capacities as members of Prime Refractive, as any other such party shall reasonably require after the date of this Amendment in order to have Prime
Refractive ratify and adopt this Amendment, notwithstanding the date of Prime Refractive's creation.

         Section 9. Cooperation Relating to Financial Statements. Each of the Sellers agrees to cooperate with Prime in the preparation of any financial statements of Prime Refractive which Prime or its affiliates may be required by any applicable law to prepare.

         Section 10. Effect on Existing Agreements. This Amendment is incorporated into the Contribution Agreement by reference. Other than as provided in this Amendment, the Contribution Agreement (including Exhibits and Schedules) has not been modified or amended and is in full force and effect. Each Original Party hereby affirms that it remains a party to the Contribution Agreement (as amended by this Amendment) after the execution of this Amendment. The Contribution Agreement may be restated as amended hereby for the convenience of the parties hereto. This Amendment may be executed in a number of identical counterparts which, taken together, shall constitute collectively one and the same agreement.

                            [Signature pages follow]

                                SIGNATURE PAGE TO
                                 FIRST AMENDMENT

                                       TO

                             CONTRIBUTION AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

PMSI:                   PRIME MEDICAL SERVICES, INC.


                        By:

                        Printed Name:
                        Title:



PRIME:                 PRIME MEDICAL OPERATING, INC.


                       By:
                       Printed Name:
                       Title:



PRIME MANAGEMENT:      PRIME REFRACTIVE MANAGEMENT, L.L.C.


                       By:
                       Printed Name:
                       Title:



BDEC:                  Barnet Dulaney Eye CENTER, P.L.L.C.


                       By:
                            David D. Dulaney, M.D., manager



LASIK:                LASIK INVESTORS, L.L.C.


                       By:
                            Ronald W. Barnet, M.D., manager

                       By:
                            David D. Dulaney, M.D., manager



NEWCO I:               PRIME/BDR ACQUISITION, L.L.C.


                       By:      LASIK Investors, L.L.C.. - Member

                       By:

                                Ronald W. Barnet, M.D., manager

                       By:

                                David D. Dulaney, M.D., manager


                       By:      Prime Medical Operating, Inc. - Member

                       By:

                                    Printed Name:

                                    Title:


NEWCO II:             PRIME/BDEC ACQUISITION, L.L.C.

                      By:      Barnet Dulaney Eye Center, P.L.L.C. - Member

                      By:

                               Ronald W. Barnet, M.D., manager

                      By:

                               David D. Dulaney, M.D., manager


                      By:      Prime Medical Operating, Inc. - Member

                      By:

                                Printed Name:
                                Title:



PRIME REFRACTIVE:          PRIME REFRACTIVE, L.L.C.

                       By:      LASIK Investors, L.L.C.. - Member

                       By:

                                Ronald W. Barnet, M.D., manager

                       By:

                                David D. Dulaney, M.D., manager


                       By:      Prime Refractive Management, L.L.C. - Member

                       By:

                                Printed Name:

                                Title:



DULANEY:

                                David D. Dulaney, M.D.

BARNET:

                                Ronald W. Barnet, M.D.

ROSENBERG:

                                Mark Rosenberg